Exhibit 10.13

STOCK PURCHASE AGREEMENT

among

G MEDICAL INNOVATIONS USA INC.,

and

SELLERS NAMED HEREIN

Dated as of October 27, 2017

i

ii

Section 9.7	Indemnity Cap	37
Section 9.8	Payer Agreements	37

ARTICLE X MISCELLANEOUS		38
Section 10.1	Entire Agreement	38
Section 10.2	Descriptive Headings; Joint Drafting	38
Section 10.3	Notices	38
Section 10.4	Counterparts	39
Section 10.5	Benefits of Agreement	40
Section 10.6	Amendments and Waivers	40
Section 10.7	Assignment	40
Section 10.8	Enforceability	40
Section 10.9	GOVERNMENT LAW; JURISDICTION; WAIVER OF JURY	41
Section 10.10	Specific Performance	41
Section 10.11	Delays or Omissions	41
Section 10.12	Joint and Several Liability	42
Section 10.13	Disclosure Schedules	42
Section 10.14	Sellers’ Representative	42
Section 10.15	Guaranty	43

Schedule 1.1	VOLUNTARY ESCROW AGREEMENT
Schedule 2.4(d)	LIST OF RELIEF PAYMENTS TO BE MADE AT CLOSING
Schedule 2.5(a)	SELLER PERCENTAGE SHARE
Schedule 3.2(ii)	CONSENTS
Schedule 3.4	CAPITALIZATION OF THE COMPANY IMMEDIATELY PRIOR TO THE CLOSING
Schedule 3.5	FINANCIAL DISCLOSURES
Schedule 3.6	DISCLOSED LIABILITIES
Schedule 3.8	CONTRACTS
Schedule 3.10	PERMITTED ENCUMBRANCES
Schedule 3.12	COMPANY INTELLECTUAL PROPERTY
Schedule 3.13	ACCOUNTS RECEIVABLE
Schedule 3.14	MAJOR CUSTOMERS AND SUPPLIERS
Schedule 3.15	INSURANCE
Schedule 3.19(c)	EMPLOYEES
Schedule 3.20	EMPLOYEE BENEFIT PLANS
Schedule 3.21	TAXES
Schedule 4.3	RELATED PARTY DEBT
Schedule 7.1(h)	CARDIAC DIAGNOSTICS DEBT SCHEDULE

iii

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is dated as of October 27, 2017, by and among G MEDICAL INNOVATIONS USA INC., a Delaware corporation (“Buyer”) and the persons named as sellers on the signature pages hereto (each, a “Seller” and collectively, “Sellers”), and Timothy L. Lohman, (the “Sellers’ Representative”). Buyer, the Company, Sellers, and the Sellers’ Representative are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms which are used but not otherwise defined herein are defined in Section 1.1 below.

WHEREAS, Sellers own immediately prior to Closing (as defined below) all of the issued and outstanding shares of common stock of the Company;

WHEREAS, the Company and CDS (as defined below) have completed or intend to complete a Merger (as defined below) prior to the Closing (as defined below) and the Company is the surviving entity in such Merger;

WHEREAS, Buyer wishes to acquire all of the outstanding shares of common stock of the Company; and

WHEREAS, the Parties desire to enter into this Agreement pursuant to which each Seller agrees to sell to Buyer, and Buyer agrees to purchase from each Seller, all of the Outstanding Shares owned by such Seller in the Company, on and subject to the terms and conditions contained herein, and that immediately after the Closing, Buyer shall be the sole owner of all shares and equity interests in the Company.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

Section 1.1 Definitions. For the purposes of this Agreement, each of the following terms shall have the following respective meanings:

“Action” means any action, claim, dispute, arbitration, audit, hearing, investigation, litigation, suit or other proceeding (whether civil, criminal, arbitral, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or any referee, trustee, arbitrator or mediator.

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled,” “controlling,” “controlled by” and “under common control with” have meanings correlative thereto.

“Applicable Law” means, with respect to any Person, any Law and other provisions having the force or effect of law applicable to such Person or any of its Affiliates or any of their respective Assets, officers, directors or employees (in connection with such officer’s, director’s or employee’s activities on behalf of such Person or any of its Affiliates).

“Assets” means all properties, assets and rights of every kind, nature and description whatsoever whether tangible or intangible, real, personal or mixed, wherever located, (including, without limitation, cash, cash equivalents, accounts receivable, inventory, equipment, improvements, intellectual property, contracts, real estate, claims and defenses).

“Balance Sheet Date” means September 30, 2017.

“Books and Records” means all books and records pertaining to the Company or CDS, of any and every kind, including client and customer lists, Tax Returns and supporting workpapers and schedules (including accountants’ workpapers), referral sources, research and development reports, operating guides and manuals, financing and accounting records, programs, inventory lists, correspondence, emails, word and data storage systems, compact disks, compact disk lists, account ledgers, minute books, stock ledgers, articles of incorporation, bylaws, files, reports, plans, advertising materials, promotional materials, drawings and operating records, held or maintained by the Company, CDS or any Affiliate of the Company.

“Business” means the business and operations presently conducted and as presently contemplated to be conducted by the Company and CDS.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York, Austin, Texas, or Independence, Ohio are required to be closed.

“Buyer Parent” means G Medical Innovations Holdings Ltd.

“CDS” means Cardiac Diagnostic Services, Inc., formerly an Ohio corporation prior to the Merger.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” means Cardiostaff Corporation, a Texas corporation, and pursuant to the Merger (and for all purposes under this Agreement) includes all aspects of CDS, no exceptions or reservations.

“Company Intellectual Property” means all Intellectual Property that is (i) used in or necessary or material to the conduct of the Business, and/or (ii) owned by or licensed to the Company or CDS.

“Consent” means any approval, consent, ratification, waiver, clearance or other authorization of, notice to or registration, qualification, designation, declaration or filing with any Person, including, without limitation, any authorization from a Governmental Entity.

“Employee Benefit Plans” mean any “employee pension benefit plans” (as defined in Section 3(2) of ERISA), “employee welfare benefit plans” (as defined in Section 3(1) of ERISA) and all other bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, equity-based retirement, vacation, severance, employment agreement, change in control agreement, indemnification agreement, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer, director or other service provider of the Company or CDS, or with respect to which the Company or CDS has any liability or obligation to contribute.

“Environmental Laws” means any Applicable Law relating to the injury to, or the pollution or protection of human health and safety or the environment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any laws, rules, or regulations related thereto.

“Escrow Agreement” means the Voluntary Escrow Agreement, in the form attached hereto as Schedule 1.1 by and among Sellers and Buyer Parent, including any amendment, modification, supplement or replacement thereto.

“Fraud” means the Sellers’ actual and intentional fraud with respect to the making of the representations and warranties pursuant to Section 4, provided, that such actual and intentional fraud of Sellers shall only be deemed to exist if Sellers had actual knowledge (as opposed to imputed or constructive knowledge) that the representations and warranties made by the Sellers pursuant to Section 4 were actually breached when made, with the express intention that the Buyer rely thereon to its detriment.

“Fully-Diluted Basis” means the calculation of shareholding ratio on the basis of the assumption that all the outstanding options, warrants and other stock equity securities convertible into, exercisable or exchangeable for any shares of the Company (whether or not they are at present convertible, exercisable or exchangeable according to the relevant provisions) have been converted, exercised or exchanged accordingly.

“GMV” means G Medical Innovations Holdings Ltd.

“Governmental Entity” means any government or governmental or regulatory body, or any agency, political subdivision, authority or instrumentality thereof, whether foreign, federal, provincial, state, municipal or local or any court or arbitrator (whether public or private).

“Hazardous Material” means any chemical, substance, material, waste, pollutant or contaminant regulated under applicable Environmental Laws, including petroleum, petroleum products, petroleum-derived substances, radioactive materials, medical or infections waste, hazardous wastes, polychlorinated biphenyls, lead based paint, radon, urea formaldehyde, asbestos or any materials containing asbestos, lead-based paint, mold, greenhouse gases, noise and any materials or substances regulated or defined as or included in the definition of “hazardous substances,” “hazardous materials,” “hazardous constituents,” “toxic substances,” “pollutants,” “contaminants” or any similar denomination intended to classify or regulate substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law.

“Income Tax” means any federal, state, local or foreign Tax based on, measured by or with respect to income, net worth or capital, including any interest, penalty or addition thereto.

“Indebtedness” means, with respect to any Person, (a) indebtedness of such Person for borrowed money, (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments, the payment for which such Person is responsible or liable, (c) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person, all obligations of such Person under any title retention agreement and all obligations of such Person or any other Person secured by any Lien on any property or asset of such Person, (d) all obligations of such Person under capital lease obligations, (e) all obligations of such Person for the reimbursement of any obligor on any letter of credit, surety bond, banker’s acceptance or similar credit transaction, (f) all obligations of such Person under interest rate, currency swap or hedging transactions (valued at the termination value thereof), (g) all unfunded pension and other employee related obligations, (h) the liquidation value, accrued and unpaid dividends and other monetary obligations in respect of any redeemable preferred shares of such Person, (i) all obligations of the type referred to in clauses (a) through (h) of any other Person, the payment for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations, and (j) all principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of the obligations of the type referred to in clauses (a) through (i).

“Intellectual Property” means, anywhere in the world, all of the following: (a) patents, patent applications, utility models, foreign priority rights and invention registrations, together with continuations, continuations-in-part, extensions, provisionals, divisions, reissues, patent disclosures, inventions (whether or not patentable) and improvements thereto, (b) registered and unregistered trademarks, service marks, logos, trade dress, trade names and other source-identifying designations and devices as well as all applications for registration, (c) copyrights and design rights, whether registered or unregistered, and pending applications to register the same, (d) Internet domain names and registrations thereof, (e) trade secrets, confidential or nonpublic technical or business information, know-how, works-in-progress, concepts, methods, processes, (whether or not at a commercial stage and whether in written, electronic, magnetic, verbal or any other form and whether or not patentable), (f) all actions and rights to sue at law or in equity for past, present or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom, and (g) any other intellectual property recognized by Applicable Law.

“Law” means any domestic or foreign, federal, provincial, state or local statute, law (including the common law), ordinance, rule, regulation, directive, Order, writ, injunction, judgment, administrative or judicial decision or interpretation, treaty, decree or other requirement of any Governmental Entity.

“Legal Requirement” means any requirement of Applicable Law, including Permits.

“Liability” means any direct or indirect indebtedness, obligation, liability, claim, suit, judgment, demand, loss, damage, deficiency, cost, expense, fee, fine, penalty, responsibility or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether secured or unsecured, whether choate or inchoate, whether fixed or unfixed, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due and regardless of when asserted), including liability for Taxes.

“Lien” means any claim, lien (statutory or otherwise), encumbrance, pledge, Liability, restriction, charge, instrument, license, preference, priority, security agreement, covenant, right of recovery, option, charge, hypothecation, easement, security interest, interest, right of way, encroachment, mortgage, deed of trust, imperfection of title, prior assignments, Order or other encumbrance or charge of any kind or nature whatsoever or any conditional sale or other title retention agreement or other Contract having substantially the same effect as any of the foregoing.

“Material Adverse Effect” means any fact, event, circumstance or change affecting the Company or the Business which individually or in the aggregate when taken together with one or more other facts, events, circumstances or changes effecting the Company or the Business is materially adverse to (a) the condition (financial or otherwise), business, prospects, revenue, profitability, Assets, Liabilities or results of operations of the Company, any of its Subsidiaries or the Business or (b) the ability of Sellers or the Company to perform their respective obligations hereunder and under the other Transaction Documents.

“Merger” means the merger of CDS into the Company pursuant to the merger agreement between CDS, the Company, and the shareholders of CDS dated July 14, 2017 and amended October 17, 2017.

“Merger Agreement” means that certain Merger Agreement dated July 14, 2017 by and among the Sellers, CDS, and the Company and amended October 17, 2017.

“Order” means any decree, injunction, ruling, judgment, assesment, award, consent or other order of or entered by any Governmental Entity, including any judicial or administrative interpretaions, guidances, directives, policy, statements or opinions.

“Ordinary Course of Business” means the ordinary course of business of the Company and its Subsidiaries consistent with past custom and practice (including with respect to quantity, quality and frequency) during the one year period preceding the date of this Agreement.

“Organizational Documents” means with respect to any particular entity, (a) if a U.S. corporation, the articles or certificate of incorporation, the bylaws, and the Shareholder Agreement dated October 18, 2017 by and among the Company and the Sellers (b) if a US limited liability company, the articles or certificate of organization and operating agreement, (c) if a partnership, the partnership agreement and any certificate of partnership, and (d) if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the person, (e) all equity holders’ agreements, voting agreements, voting trusts, joint venture agreements or other agreements or documents relating to the organization, management or operation of any Person or related to the duties, rights and obligations of the equity holders of any Person, and (f) any amendment or supplement to any of the foregoing.

“Outstanding Shares” means 100% of the issued and outstanding shares of Common Stock of the Company with no par value.

“Payer Agreements” means certain agreements entered into between CDS and various insurance companies pursuant to which CDS was accredited with such insurance companies as a payee under such insurance company’s coverage network.

“Permits” means all filings, franchises, permits, approvals, certificates, licenses, agreements, waivers, quotas, authorizations and similar rights with or issued by a Governmental Entity held or used in connection with the Company or its Subsidiaries, or required under any Applicable Law for the continued operation of the Business.

“Person” means an individual, a partnership, a corporation, a joint venture, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity.

“Representative” means, with respect to any Person, its attorneys, accountants, agents, consultants or other representatives.

“Securities Act” means, the Securities Act of 1933, as amended.

“Sellers’ Knowledge” means the knowledge after reasonable inquiry of Timothy L. Lohman, Susan J. Wendland, and Ron Ciocca.

“Seller Transaction Expenses” has such meaning as set forth in Section 6.7.

“Shareholder Agreement” means the shareholder agreement entered into between the shareholders of the Company dated October 18, 2017.

“Statement Date” means September 30, 2017.

“Stock Split” means the reverse stock split transaction pursuant to that certain Plan of Corporate Reorganization dated as of October 12, 2017, which was completed in connection with the Merger to reduce the number of Outstanding Shares of the Company.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation or a limited liability company (with voting securities), a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors or managers thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company (without voting securities), partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

“Tax” and, with correlative meaning, “Taxes” means with respect to any Person (i) all federal, state, local, county, foreign and other taxes, assessments or other government charges, including, without limitation, any income, alternative or add-on minimum tax, estimated gross income, gross receipts, sales, use, ad valorem, value added, transfer, capital, stock, franchise, profits, license, registration, recording, documentary, intangibles, conveyancing, gains, withholding, payroll, employment, social security (or similar), unemployment, disability, excise, severance, stamp, occupation, premium, property (real and personal), environmental or windfall profit tax, custom duty or other tax, governmental fee or other like assessment, charge, or tax of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Entity responsible for the imposition of any such tax (domestic or foreign) whether such Tax is disputed or not, (ii) liability for the payment of any amounts of the type described in clause (i) above relating to any other Person as a result of being party to any agreement, including an agreement to indemnify such other Person, being a successor or transferee of such other Person, or being a member of the same affiliated, consolidated, combined, unitary or other group with such other Person, or (iii) liability for the payment of any amounts of the type described in clause (i) arising as a result of being (or ceasing to be) a member of any affiliated group as defined in Section 1504 of the Code, or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax Law (or being included (or required to be included) in any Tax Return relating thereto).

“Tax Law” means any Law relating to Taxes.

“Tax Return” means any report, return, declaration, claim for refund or other information or statement or schedule supplied or required to be supplied by the Company or any of its Subsidiaries, relating to Taxes, including any schedules or attachments thereto and any amendments thereof.

“Transaction Documents” means this Agreement, the Escrow Agreement, and all other agreements, instruments and certificates to which any of Buyer, or any Seller is a party arising out of or in connection with the transactions contemplated by this Agreement to be delivered by any party hereto at or prior to the Closing.

Section 1.2 Additional Defined Terms.

Each of the following terms is defined in the Section set forth opposite such term:

Agreement	Preamble
Acquisition Transaction	Section 6.8
Buyer	Preamble
Buyer Indemnified Parties	Section 9.1
Claim Notice	Section 9.3(a)
Claims	Section 6.12
Closing	Section 2.3

Closing Date	Section 2.3
Company	Preamble
Consideration Shares	Section 2.2(a)
Contracts	Section 3.8(a)
Employee Benefit Plan	Section 3.20(a)
Employees	Section 3.19(c)
Encumbrances	Section 3.10
Escrow Release Date	Section 2.5(a)
Financial Statements	Section 3.5
Indemnified Party	Section 9.3(a)
Indemnifying Party	Section 9.3(a)
Leases	Section 3.9
Liabilities Cap	Section 2.2(a)
Losses	Section 9.1
Permitted Encumbrances	Section 3.10
Pre-Closing Accounts Receivable	Section 6.9(a)
Purchase Price	Section 2.2(a)
Releasees	Section 6.12
Releasors	Section 6.12
Relief Payments	Section 2.2(a)
Sellers	Preamble
Sellers’ Representative	Preamble
Termination Date	Section 8.1(d)
Third Party Claim	Section 9.4(a)

Section 1.3 Interpretation. Unless otherwise indicated to the contrary herein by the context or use thereof (i) the words, “herein,” “hereto,” “hereof’ and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof, (ii) the word “including” means “including, but not limited to”, (iii) words importing the singular will also include the plural, and vice versa, and (iv) any reference to any federal, state, local, or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder. References to $ will be references to United States Dollars, and with respect to any contract, obligation, liability, claim or document that is contemplated by this Agreement but denominated in currency other than United States Dollars, the amounts described in such contract, obligation, liability, claim or document will be deemed to be converted into United States Dollars for purposes of this Agreement as of the applicable date of determination.

ARTICLE II

PURCHASE AND SALE OF SHARES

Section 2.1 Purchase and Sale. At the Closing, upon the terms and subject to the conditions set forth herein, Buyer shall purchase from each Seller, and each Seller shall sell, convey, assign, transfer, and deliver to Buyer, all of the Outstanding Shares owned by such Seller, free and clear of any Encumbrances.

Section 2.2 Purchase Price.

(a) The aggregate purchase price for the Outstanding Shares shall consist of: (i) the assumption, through acquisition of the Outstanding Shares by the Buyer of all Liabilities and Indebtedness of the Company and CDS subject to a maximum amount of $3,220,000.00 (the “Liabilities Cap”), (ii) shares of G Medical Innovations Holdings Ltd. valued at $1,000,000 (the “Consideration Shares”), and (iii) the Pre-Closing Accounts Receivable (the Liabilities Cap, the Consideration Shares, and the Pre-Closing Accounts Receivable collectively, the “Purchase Price”).

Section 2.3 Closing. The closing of the transactions contemplated hereby (collectively, the “Closing”) shall take place through electronic means of communication (except where originals are specifically required below) on the date that is the twelvth (12th) Business Day following the satisfaction or waiver of the conditions specified in ARTICLE VII (other than conditions with respect to actions the respective Parties shall take at the Closing itself), or such other place or date as the Parties may mutually agree to in writing (the “Closing Date”).

Section 2.4 Payment of the Purchase Price; Closing Deliverables. At the Closing, subject to the satisfaction or waiver of each of the conditions specified in Section 7.1 and Section 7.2, as applicable:

(a) Each Seller shall deliver to Buyer certificates representing the Outstanding Shares, duly endorsed in blank.

(b) The Sellers’ Representative shall deliver or cause to be delivered to Buyer:

(i) Stock powers executed by all Sellers (CDS stock powers should evidence the transfer of CDS stock to the Company pursuant to the Merger Agreement) and copies of the updated stock transfer books of the Company (and CDS if in existence) evidencing that there are no outstanding owners of any shares of stock of CDS and that the Buyer is the registered owner of all of the Outstanding Shares, certified by the Sellers’ Representative, as being true and correct copies of the originals which have not been modified or amended and which are in effect at the Closing;

(ii) a certificate, signed by the secretary of the Company dated within 10 days of the Closing, establishing that the Company is in existence and otherwise is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable;

(iii) a copy of the Certificate of Merger filed in respect of the Company the Texas Secretary of State on October 18, 2017; and a copy of the approval certificate issued by the Ohio Secretary of State in response to the certificate of merger or consolidation filed in respect of CDS;

(iv) a certificate of the secretary of the Company certifying as of the Closing as to the fulfillment of the conditions set forth in Section 7.1(a) through Section 7.1(g); and

(c) Buyer shall issue to Sellers the Consideration Shares, which shall be valued at $1,000,000.00 in the aggregate, calculated using the closing price for shares of GMV on the day before the Closing Date, and which shall be subject to the Escrow Agreement.

(d) Buyer shall make aggregate cash payments in an amount not to exceed $657,080.19 to the Persons listed on Schedule 2.4(d) ((the “Relief Payments”) which shall count against and decrease the Liabilities Cap) to such accounts as indicated to the Buyer by the Sellers’ Representative in a draft (but not final) form not less than 2 Business Days prior to the Closing Date. A final form of the Schedule 2.4(d) shall be provided by Sellers’ Representative on the Closing Date.

(e) Buyer shall have received resignations, effective as of the Closing Date in form and substance satisfactory to Buyer, of all the officers and directors of the Company (and CDS as applicable).

(f) Buyer shall have received all other documents required to transfer operation of the Business from the Sellers and managers of the Company and CDS to the Buyer and Buyer’s Representatives, including but not limited to bank mandates for all bank accounts owned by the Company and CDS and business credit cards.

(g) Each of the Sellers and Buyer Parent shall deliver a duly executed Escrow Agreement.

Section 2.5 Escrow. On the Closing Date, the Consideration Shares shall be placed in escrow pursuant to the Escrow Agreement to serve as security for Sellers’ obligations under this Agreement. The Consideration Shares shall be released from escrow as follows:

(a) on the date which is one-hundred and eighty (180) days following the Closing Date, unless extended by the Buyer in connection with any claims (the “Escrow Release Date”), the Consideration Shares shall be released to Sellers in accordance with the Escrow Agreement and the percentage set forth opposite each such Seller’s name in the “Percentage of Consideration Shares” column of Schedule 2.5(a); provided,  however, that if prior to the Escrow Release Date Buyer gives notice of a claim or claims for indemnification pursuant to ARTICLE IX and the amounts claimed by Buyer cannot be satisfied or covered in full as provided in Section 6.9, then: (A) if any such claim is resolved prior to the Escrow Release Date, by judicial determination or otherwise, any sums due Buyer shall be paid to Buyer through the delivery to Buyer Parent for cancellation of such number of Consideration Shares equal to the amount of such claim (based on the market value of the Consideration Shares on the date of cancellation) deducted pro-rata from the Consideration Shares issued to each of the Sellers (unless any judicial determination or other resolution of such disputes determines otherwise), and (B) if any such claim is not resolved prior to the Escrow Release Date, the number of Consideration Shares with a value equal to the amount of such claim (based on the market value of the Consideration Shares on the Escrow Release Date) shall be retained in escrow (in amounts allocated pro-rata between the Sellers) pursuant to the Escrow Agreement until such claim is resolved. Each of the Sellers hereby consents that if any Consideration Shares are delivered to Buyer Parent as provided in this Agreement and the Escrow Agreement, Buyer Parent shall have the right to and is hereby instructed to cancel such Consideration Shares.

(b) Each of the Sellers and Buyer agree that it will act pursuant to this Agreement and the Escrow Agreement with respect to the release of any Consideration Shares to which either of them is entitled pursuant to this Agreement. Any distribution of Consideration Shares to Buyer Parent shall be treated as an adjustment to the Purchase Price for all Tax purposes, unless otherwise required by applicable Tax Law.

Section 2.6 Withholding Rights. The Buyer and the Company shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any applicable Tax Law, as determined in the Buyer’s reasonable discretion. To the extent such amounts are so withheld or paid over to or deposited with the relevant Governmental Entity by the Buyer or the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Person in respect to which such deduction and withholding was made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

The Sellers, jointly and severally, represent and warrant to Buyer, as of the date hereof and as of the Closing Date, as follows:

Section 3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. CDS was, prior to the Merger, a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. The Company is qualified to do business as a foreign entity in each jurisdiction wherein the location of its assets or the conduct of the Business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

Section 3.2 Noncontravention. This Agreement and the execution, performance, and consummation of the transactions contemplated under this Agreement do not violate or contradict the Organizational Documents of the Company. All of the rights and obligations of the shareholders of the Company under the Shareholder Agreement have been properly observed and all waivers of preemptive rights have been duly obtained. The Sellers’ compliance with the terms and provisions hereof, do not (i) contravene any Law or Order specifically applicable to the Company, or (ii) except as set forth on Schedule 3.2(ii), require the Company to obtain the approval, consent or authorization of any Person which has not been obtained in writing prior to the date of Closing. No Consents are required to consummate, perform, and give full effect to this Agreement and the transactions contemplated hereby or for the operation of the Business immediately after the Closing in the same manner operated immediately prior to the Closing.

Section 3.3 Law Compliance. The Outstanding Shares were issued in compliance with Applicable Law. The Outstanding Shares were not issued in violation of the Organizational Documents of the Company or any other agreement, arrangement or commitment to which the Sellers or the Company is a party and are not subject to or in violation of any preemptive or similar rights of any Person.

Section 3.4 No Outstanding Rights to Outstanding Shares. Schedule 3.4 is complete, true, and accurate in all respects and sets out on a Fully-Diluted Basis the shares owned by each of the Sellers and all of the issued and outstanding shares of the Company in issue immediately prior to the Closing. Except for the Shareholder Agreement, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to any stock or equity interests in the Company or CDS or obligating the Company to issue or sell any stock or equity interests, or any other interest, in the Company or CDS. Other than the Organizational Documents, there are no voting trusts, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Outstanding Shares. The Outstanding Shares represents 100% of the issued and Outstanding Shares of the Company. There are no other outstanding securities, equity interests, or claims on the share capital of the Company or CDS.

Section 3.5 Financial Statements. The Sellers have delivered to the Buyer:

(a) in respect of CDS, unaudited trial balances for the period commencing January 1, 2015 and ending September 30, 2017 (the “CDS Financial Statements”);

(b) in respect of the Company, (i) compiled profit and loss statement and balance sheets for the period commencing January 1, 2015 and ending December 31, 2016, and (ii) unaudited trial balances for the period from January 1, 2017 to September 30, 2017 (the “CC Financial Statements”); (the CDS Financial Statements and the CC Financial Statements, collectively the “Financial Statements”).

Except as set forth in Schedule 3.5, the Financial Statements are complete and correct in all respects and present fairly the financial condition and position of the Company and CDS for the periods and as of the dates reflected therein. Such Financial Statements do not contain any items of special or nonrecurring income or any other income not earned in the Ordinary Course of Business except as expressly specified therein. The Financial Statements are consistent in all material respects with the books and records of the Company and CDS (which books and records are correct and complete in all material respects).

Section 3.6 Liabilities.

(a) There are no liabilities or obligations, direct or indirect, absolute or contingent, known or unknown, arising out of or relating to the Business or the Company or CDS, except (i) liabilities or obligations reflected or reserved against on Financial Statements; (ii) liabilities incurred in the Ordinary Course of Business after the Statement Date, consistent with the Company’s prior practice, which, in the aggregate, do not result in any Material Adverse Effect in the financial condition of the Business or the Company or CDS from that set forth in the Financial Statements; (iii) liabilities arising under the Contracts (except for any liability or obligation arising out of the breach, nonperformance or defective performance by the Company of any of the Contracts (defined below)) and set forth on Schedule 3.6(a)(iii); and (iv) liabilities or obligations incurred in connection with this Agreement. Except as set forth in the Financial Statements and Schedule 3.6, there are no liabilities, accounts payable, notes payable, or obligations, direct or indirect, absolute or contingent, known or unknown, arising out of or relating to the Company or CDS.

(b) Schedule 3.6(b) sets forth all of the Liabilities and Indebtedeness (the “Assumed Liabilities”) of the Company and CDS as of the Closing Date to be assumed by the Buyer, the total amount of which shall not exceed the Liabilities Cap.

(c) The Payer Agreements require third-party consent to assign. CDS did not obtain such third-party consents prior to the Merger. CDS’ failure to obtain such third-party consents shall in no way be deemed to be a breach of this Section 3.6.

Section 3.7 Business Changes. Since the Balance Sheet Date:

(a) other than the Merger and the Stock Split, there have been no events which have caused (i) Material Adverse Effect in the Business, condition (financial or other), results of operations, prospects or properties; (ii) damage, destruction or loss (whether or not covered by insurance); or (iii) transaction outside the Ordinary Course of Business;

(b) there has not been any sale, lease, transfer, assignment, abandonment or other disposition of any asset of the Company or CDS outside the Ordinary Course of Business;

(c) there has not been any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable or to be paid, or any agreement or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any employee, member, director, officer, sales distributor or agent of the Company, other than in the Ordinary Course of Business;

(d) there has not been any payment outside of the Ordinary Course of Business of any liability of the Company;

(e) other than the Merger, there has not been any deviation from the ordinary and usual course of conducting the Business in contemplation of the transactions described in this Agreement or otherwise;

(f) there has not been any mortgage, pledge or creation of any lien, charge, security interest or other encumbrance on any of the membership interests and/or the Company’s assets ;

(g) there has not been any change or modification to the Company’s (or CDS’ as applicable) accounting methods or practices;

(h) there has not been any material change in the general composition of the Company’s assets and liabilities, including, without limitation, an acceleration of the collection of any accounts receivable or a delay in the payment of any accounts payable outside of the Ordinary Course of Business;

(i) there has not been any labor union organizing activity, any actual or threatened employee strikes, work stoppages, slow-downs or lockouts or any events which could cause a Material Adverse Effect in its relations with its employees, agents, customers or suppliers;

(j) other than pursuant to the Merger, the Company has not incurred or assumed any Indebtedness, entered into any capitalized leases or incurred any liability or obligation not in the Ordinary Course of Business or made any loan or advance to any Person;

(k) other than the Stock Split, the Company has not declared or made any payment or distribution to its holders of its stock, including stock splits, stock dividends and dividends, or purchased or redeemed any stock, notes or other debt or equity or other similar ownership or participation interests;

(l) other than the Stock Split, the Company has not issued, sold, distributed or disposed of any stock, notes or other equity interests or securities or committed itself to do so;

(m) the Company has not written up or down any of its assets, revalued any of its inventory or made any other change in its management of working capital or cash balances; and/or

(n) the Company and CDS have not entered into any agreement or commitment (whether written or oral) to do any of the foregoing.

Section 3.8 Contracts; No Defaults.

(a) Schedule 3.8 contains a complete and accurate list of all outstanding contracts to which the Company or CDS is a party, or by which it is bound, that involve consideration to or from the Company in an amount equal to or greater than $65,000.00 (“Contracts”), and the Sellers’ Representative has delivered to Buyer true and complete copies (if in writing, otherwise, a written description of the terms), of all such Contracts, grouped into the following categories:

(i) each Contract for sales of goods or services by the Company or CDS;

(ii) each Contract affecting the ownership of, leasing of, title to, or any leasehold or other interest in, any leased real or personal property;

(iii) each in-license or other licensing agreement or Contract with respect to Intellectual Property excluding shrink-wrap, click-wrap, click through or other similar licenses with respect to off-the-shelf or personal computer software, including agreements with current or former employees, consultants, or contractors regarding the appropriation, use or the non-disclosure of Intellectual Property rights;

(iv) each joint venture, partnership, and other Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company or CDS, with any other Person;

(v) each Contract containing covenants that in any way purport to restrict the business activity of the Company or CDS or to limit the freedom of any of the Company or CDS to engage in any line of business or to compete with any Person;

(vi) each Contract for capital expenditures;

(vii) each broker, distributor, dealer, sales representative, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contract;

(viii) each Contract with any sourcing partner or other supplier to the Company or CDS;

(ix) each Contract with any Governmental Entity;

(x) each Contract between or among the Company or CDS and any Affiliates of the Company or CDS;

(xi) each Contract (x) providing for employment of any Person, (y) providing for the payment of any salary, bonus or commission based on sales or earnings, or (z) providing for severance or salary continuation benefits;

(xii) each Contract providing for discounts or acceptance of returns not in the Ordinary Course of Business; and

(xiii) each other Contract, whether or not made in the Ordinary Course of Business, which is material to the Company or the conduct of the Business, or the absence of which would constitute a Material Adverse Effect.

(b) Each Contract identified in Schedule 3.8 is in full force and effect and constitutes a legal, valid and binding obligation of the Company and the other parties to the Contract, enforceable in accordance with its terms.

(c) No event has occurred or circumstance exists that (with or without notice or lapse of time) would contravene, conflict with, or result in a violation or breach of, or give the Company or CDS or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any Contract identified in Schedule 3.8.

(d) Except as expressly set forth in any Contract, copies of which Sellers’ Representative has provided to Buyer prior hereto, no customer of the Company or CDS is entitled to or customarily receives discounts, allowances, profit margin guarantees, volume rebates or similar reductions in price or trade terms.

(e) The Payer Agreements require third-party consent to assign. CDS did not obtain such third-party consents prior to the Merger. CDS’ failure to obtain such third-party consents shall in no way be deemed to be a breach of this Section 3.8.

Section 3.9 Real Property. The Company and CDS own no real property. The Sellers’ Representative has delivered to Buyer a true and correct copy of its lease of the Company’s and CDS’ current leases (the “Leases”). The Company holds valid leasehold interests in the leased property, the Leases are valid and in full force, and there does not exist any default or event that with notice or lapse of time, or both, would constitute a default by the Company or CDS under the Leases. Subject to the terms and conditions of the Leases, the Company has the right to quiet enjoyment of all the Company’s and CDS’ leased property for the full term of the Leases (and any renewal option related thereto) relating thereto. The Company and CDS have not assigned, subleased or conveyed any interest in the Leases or the premises covered thereby to any third party. All the buildings, fixtures and leasehold improvements used by the Company or CDS in the Business are located on the Company’s or CDS’ leased real property and are, as a whole, in good condition and repair, ordinary wear and tear excepted, and are sufficient to carry out the Business as currently conducted and are structurally sound, and all mechanical and other systems located therein are, as a whole, in good condition and repair, ordinary wear and tear excepted, and are sufficient to carry out the Business as currently conducted. The improvements on the Company’s or CDS’ leased property are not in violation of any applicable Law or similar regulatory requirement or zoning requirement, the violation of which would in any way materially impair the use of any such improvement in the manner presently used by the Company or CDS. The rights and privileges of the Company and CDS under the Leases are sufficient to permit the Company and CDS to conduct the Business as currently conducted. The Company and CDS hves all required legal and valid permits and other licenses required of the Company and CDS for all the Company’s and CDS’ leased property.

Section 3.10 Title to Company’s Assets. The Company has good and marketable title to, or a valid and binding leasehold interest in, all of its Assets and properties, free and clear of all mortgages, security interests, title retention agreements, voting rights, options to purchase, rights of first refusal, liens, easements, encumbrances and restrictions (“Encumbrances”), except for those Encumbrances described on Schedule 3.10 (collectively, “Permitted Encumbrances”).

Section 3.11 Condition and Sufficiency of Assets. No maintenance outside the Ordinary Course of Business is needed with respect to the Company’s and CDS’ Assets and properties and the Company’s and CDS’ leased property. The tangible assets of the Company and CDS are in all respects in good condition and working order (reasonable wear and tear excepted) and are adequate, in quality and quantity, for the operation of the Business. The Company’s and CDS’ Assets constitute all of the Assets, tangible and intangible, of any nature whatsoever, necessary to conduct the Business in the manner presently conducted.

Section 3.12 Intellectual Property. Schedule 3.12 contains a true and complete list of all of the Company’s patents, tradenames, registered and unregistered trademarks, Internet domain names, and copyrights of the Company. The Company Intellectual Property is all of the Intellectual Property necessary for the operation of the Business as it is currently conducted. The current use by the Company or CDS of the Company Intellectual Property does not infringe any patents, trademarks, trade names, service marks, copyrights, licenses, intangible assets or intellectual property rights of others. There are no Actions challenging or threatening to challenge the Company’s or CDS’ right, title and interest with respect to its ownership, continued use and right to preclude others from using any Company Intellectual Property. No other Person is infringing on the Company Intellectual Property.

Section 3.13 Accounts Receivable. Schedule 3.13 contains a complete and accurate list of all accounts receivable of the Company as of the Closing Date (the “Pre-Closing Accounts Receivable”) and sets forth all aging of those accounts receivable. Except as set forth on Schedule 3.13, the Pre-Closing Accounts Receivable (i) have arisen from bona fide transactions entered into by the Company or CDS involving the sale of goods or the rendering of services in the Ordinary Course of Business; and (ii) constitute only valid, undisputed claims of the Company or CDS not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued or discounts paid by insurance companies in relation to the original face value of the accounts receivable in the Ordinary Course of Business consistent with past practice. For purposes of clarity, the current value of Accounts Receivable do not become fully collectible due to discounted reimbursement from insurance companies. Such discounted reimbursement occurs within the Ordinary Course of Business and such discounted reimbursement shall in no way be deemed to be a violation of this section.

Section 3.14 Major Customers and Suppliers. Schedule 3.14 lists the names and addresses of the top 15 customers and the top 15 suppliers of the Company and CDS as of the Statement Date (based on annual sales and/or purchases for fiscal year 2016 and the first half of fiscal year 2017). No customer or supplier listed on Schedule 3.14 has canceled or modified in any materially adverse manner or put the Company or CDS on notice that it intends to cancel or modify in any materially adverse manner, its relationship with the Company or CDS.

Section 3.15 Insurance. Schedule 3.15 sets forth a complete and accurate list and description of all policies of insurance presently in effect with respect to the Business and/or the Company’s Assets (the “Insurance Policies”). All of those policies are valid, outstanding and enforceable policies. No written notice of cancellation or termination has been received by Company with respect to any such policy. All premiums currently payable or previously due on the Insurance Policies have been paid. Company has not received written notice from any of its insurance carriers that any insurance premiums relating to the Insurance Policies will be increased in the future outside of the Ordinary Course of Business, that any insurance coverage provided by the Insurance Policies will not be available to Company in the future on substantially the same terms as now in effect or that any historical limits have been materially impaired or exhausted. Company has previously made available to Buyer complete copies of each of the Insurance Policies.

Section 3.16 Legal Proceedings; Actions; Governmental Entity Orders.

(a) There are no Actions pending or, to Sellers’ Knowledge, threatened (a) against or by the Company or CDS affecting any of its properties or assets; or (b) against or by the Company, CDS, or Sellers, that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

(b) Except as set forth in Section 3.21 and its accompanying schedules, there are no outstanding Orders of any Governmental Entities and no unsatisfied judgments, penalties or awards against or affecting the Company or CDS or any of their properties or assets. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Order.

Section 3.17 Compliance with Laws; Governmental Authorizations.

(a) The Company and CDS are in compliance with all Applicable Laws;

(b) Except as set forth in Section 3.21 and its accompanying schedules, the Company and CDS have filed all reports, statements, documents, registrations, filings or submissions required to be filed with any Governmental Entity, in connection with the operation of the Business. All such filings complied with Applicable Law when filed and no deficiencies have been asserted by any such Governmental Entity with respect to such filings and submissions;

(c) Except as set forth in Section 3.21 and its accompanying schedules, the Company and CDS have not received, at any time within the last two years, any notice or other communication (whether oral or written) from any Governmental Entity or any other Person regarding (A) any actual, alleged, possible, or potential violation of, or failure to comply with, any Law, or (B) any actual, alleged, possible or potential obligation on the part of the Company or CDS to undertake, or to bear all or any portion of the cost of, any remedial action of any nature;

(d) all applications required to have been filed for the renewal of all Consents required by any Governmental Entities have been duly filed on a timely basis with the appropriate Governmental Entity, and all other filings required to have been made with respect to each Consent have been duly made on a timely basis with the appropriate Governmental Entity; and

(e) the Company and CDS have obtained all necessary Consents and satisfied all Legal Requirements pursuant to all Applicable Laws necessary to permit the Company, and the Buyer to lawfully conduct and operate the Business going forward and to permit the Company, and the Buyer to own and use the Assets of the Company and CDS in the manner in which it currently owns and uses such assets going forward. No other Consents are necessary to conduct the Business.

Section 3.18 Environmental Matters. The Company and CDS have at all times complied, and are in compliance, in all material respects with all Environmental Laws, except as would not cause a Material Adverse Effect. The Company or CDS have not received any notice, report, order, directive, or other information regarding any actual or alleged violation of, or liability (including any investigatory, corrective or remedial obligation) under, Applicable Laws; without limiting this section, none of the following exists at the Company’s or CDS’ leased property: (i) underground storage tanks (ii) asbestos or asbestos containing material; (iii) materials or equipment containing polychlorinated biphenyls; or (iv) landfills, surface impoundments, or disposal areas; the Company and CDS have not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, released, or exposed any Person to, any Hazardous Material, or owned or operated any property or facility which is or has been contaminated by any Hazardous Material, so as to give rise to any current or future liabilities, including any investigatory, corrective or remedial obligations, pursuant to CERCLA or any other Environmental Laws; the Company and CDS have not manufactured, sold, marketed, installed or distributed products or items containing asbestos, silica or other Hazardous Materials, and does not have any liability (contingent or otherwise) with respect to the presence or alleged presence of Hazardous Materials in any product or item or at or upon any property or facility; the Sellers’ Representative has furnished to Buyer true and correct copies of all environmental audits, assessments and reports, and all other documents materially bearing on environmental, health or safety liabilities, relating to the past or current operations, properties or facilities of the Business (including anyof Company’s or CDS’ leased real property), in each case which are in Company’s or CDS’ possession or under its reasonable control.

Section 3.19 Labor and Employment Matters.

(a) No employees of the Company or CDS are legally organized or recognized as a labor organization or represented by any labor union or labor organization with respect to their employment with the Company or CDS. As of the date of this Agreement, the Company (or CDS) is not a party to any pending arbitration or grievance proceedings or any other claim relating to any labor contract is any such action threatened. The Company and CDS have not experienced any labor disputes, union organization attempts or any work stoppages due to labor disagreements, and there is currently no labor strike, dispute, request for representation, slow down or stoppage actually pending or threatened against the Company.

(b) The Company is not bound by any court, administrative, agency, tribunal, commission or board decree, judgment, decision, arbitration agreement or settlement relating to collective bargaining agreements, conditions of employment, employment discrimination or attempts to organize a collective bargaining unit which, in any case, would reasonably be expected to materially adversely affect the Company, the Business or its assets. The Company has at all times complied in all material respects with all Laws relating to employment, harassment (of any nature or basis as may be protected by Law), equal employment opportunity, nondiscrimination, reasonable accommodations, immigration, wages, hours, benefits, collective bargaining, the payments of Social Security and similar Taxes, occupational safety and health, plant closings, and reductions in force. The Company is not liable for the payment of any compensation, damages, Taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing requirements of Law.

(c) Schedule 3.19(c) lists all of the Company’s current employees (the “Employees”) and their date of hire by the Company and current salary or wage rate. Each of the Employees hired has provided to the Company or CDS proof of their eligibility to work in the United States. Each of the Employees has been properly classified with the Company or CDS with respect to applicable wage and hour Laws. The employment relationship between the Company or CDS and each current employee of the Company or CDS is “employment at will.” There are no current employees of the Company or CDS who are not actively at work on a regular basis due to a short- or long-term disability leave or other leave of absence.

(d) The Company only has Employees in Ohio, Texas, Wisconsin, and Indiana.

(e) Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby will (A) result in any material payment (including, without limitation, severance, bonus, unemployment compensation, golden parachute or otherwise) becoming due any individual employed by the Company or CDS just prior to or on the date of Closing, (B) materially increase the amount of benefits payable under any compensation or Employee Benefit Plan, program or agreement, or (C) result, to any material extent, in the acceleration of the time of payment or vesting of any such benefits.

(f) There are no workers’ compensation claims pending against the Company or CDS, nor does any circumstance exist that is reasonably likely to result in such a claim.

(g) There are no pending or threatened investigations, audits, complaints, or proceedings against the Company or CDS by and Governmental Entity respecting or involving any Employee, applicant for employment, former employee, or any class of the foregoing.

(h) Each Employee has completed and the Company has retained an Immigration and Naturalization Service Form I-9 in accordance with applicable rules and regulations. No current employee of the Company is (a) a non-immigrant employee whose status would terminate or otherwise be affected by the business transaction consummated under this Agreement, or (b) an alien who is authorized to work in the United States in non-immigrant status.

Section 3.20 Employee Benefit Plans.

(a) Schedule 3.20 sets forth a list of each and every “employee benefit plan” (as such term is defined in ERISA Section 3(3)) and any other employee benefit plan, program or arrangement of any kind (each, an “Employee Benefit Plan”) that the Company or CDS maintains, to which the Company or CDS contributes or has any obligation to contribute, or with respect to which the Company has any Liability. The Sellers have delivered true and accurate copies of each Employee Benefit Plan to the Buyer. Each Employee Benefit Plan is in full compliance with all Applicable Laws.

(b) Company Benefit Plans. With respect to each Employee Benefit Plan, to the extent applicable, the Company or CDS has made available to Buyer true, accurate and complete copies of (A) the plan document or other governing contract or a description of any unwritten plan, (B) the most recently distributed summary plan description, (C) each trust or other funding contract, including any and all policies of insurance maintained in connection with the Employee Benefit Plan, (D) all filings by the Company or CDS with Governmental Entities for the previous three years (including schedules and attachments) with respect to the Employee Benefit Plan (including, but not limited to, securities filings), (E) the most recently received IRS determination letter or IRS opinion letter (in the case of a prototype plan), (F) the financial statements, and, if applicable, the most recent actuarial analysis or opinion for each Employee Benefit Plan, for the previous three years, and (G) all contracts with a service provider to an Employee Benefit Plan, including, but not limited to, contracts with third-party administrators, actuaries, investment managers and consultants.

(c) Multiemployer. Multiple Employer and Defined Benefit Plans. None of the Employee Benefit Plans is a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA, or a plan that has two or more contributing sponsors at least two of whom are not under common control within the meaning of Section 4063 of ERISA and to which the Company or CDS or any entity within the same “controlled group” as the Company or CDS within the meaning of Section 4001(a)(14) of ERISA contributes or has an obligation to contribute. Further, none of the Employee Benefit Plans is a “defined benefit plan” as that term is defined in Section 3(35) of ERISA.

(d) Compliance. (A) Each Employee Benefit Plan is in compliance in form and operation with its own terms and in compliance in form and operation with all applicable Laws; (B) all notices, reports and information relating to the Employee Benefit Plans required by applicable Law to be filed with any Governmental Entity or provided to participants or their beneficiaries have been so filed and provided and are true, accurate and complete; (C) as of the date of this Agreement, (1) there is no investigation or inquiry by any Governmental Entity pending or threatened, and there are no facts and circumstances related to one or more Employee Benefit Plans that would lead to such an investigation or inquiry, and (2) there is no litigation, arbitration or similar proceeding pending or threatened with respect to any Employee Benefit Plan or against the assets of any Employee Benefit Plan and there are no facts and circumstances related to any Employee Benefit Plan that would lead to litigation, arbitration or a similar proceedings against an Employee Benefit Plan; (D) each Employee Benefit Plan intended to be qualified under Section 401(a) of the Code is covered by a current favorable IRS determination letter as to the tax-qualified status of the plan and trust as to form or is a prototype covered by a favorable IRS opinion letter and no facts or circumstances exist that would result in a revocation of that exemption; (E) with respect to each Employee Benefit Plan, all required contributions for periods ending on or before the date hereof have been made by the Company or CDS or have been reflected as an accrued liability on the Financial Statements and disclosed specifically to Buyer; (F) no accumulated funding deficiency or liquidated shortfall (as those terms are defined in Section 302 of ERISA and Section 412 of the Code) have been incurred with respect to any Employee Benefit Plan; (G) the value of the assets of each Employee Benefit Plan exceeds the amount of all benefit liabilities; (H) no person has engaged in a “prohibited transaction” as defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Employee Benefit Plan for which no individual or class exemption exists; (I) the Company or CDS is not party to any agreement to provide, nor does the Company or CDS have an obligation to provide, any individual with any welfare benefit following his or her retirement, death or termination of employment, except to the extent required under COBRA or other comparable Law; (J) no written or oral representations have been made to any of the Company’s or CDS’ employees or former employees promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent such coverage is required by COBRA); (K) no written or oral representations have been made to any Company or CDS employee or former employee regarding the employee benefits of the Company, CDS, or the Buyer after the Closing Date. Each of the Company’s and CDS’ Employee Benefit Plans have been terminated and cancelled prior to the Closing Date in compliance their terms and in compliance with all Laws.

Section 3.21 Taxes. Except as set forth in Schedule 3.21, the Company and CDS have filed or caused to be filed on a timely basis all Tax Returns and all reports required to be filed with a Governmental Entity with respect to Taxes that each was required to file on or before the date of this Agreement and has paid all Taxes due and owing by each prior to the date of this Agreement. The Sellers’ Representative has delivered or made available to Buyer copies of all Tax Returns filed since 2009. All such Tax Returns or reports are true, accurate and complete. The Company and CDS have withheld, deducted, collected and paid all Taxes required to have been withheld, deducted, collected and paid by the Company and CDS prior to the date of this Agreement under any applicable federal, state or local law, including without limitation, any amounts required to be withheld or collected with respect to employee, state and federal income tax withholding, employment taxes, social security, unemployment compensation, workers compensation or other similar Taxes, and all such amounts have been timely remitted to the proper authorities. No claim has ever been made or is expected to be made by a Governmental Entity in a jurisdiction where Tax Returns by the Company or CDS has not been filed that the Company or CDS is or may be subject to taxation by such jurisdiction. There are no liens or encumbrances on the Company’s or CDS’ assets or properties that arose in connection with any failure (or alleged failure) to pay any Tax. No Tax Return of the Company or CDS has been audited or is currently under audit or examination, nor has any Governmental Entity threatened to audit a Tax Return. The Tax Returns, or any other documents related to Taxes filed with a Governmental Entity, contain no undisclosed deficiencies that would be expected to result in an audit by a Governmental Entity. There is no tax sharing agreement, tax allocation agreement, tax indemnity obligation or similar written or unwritten agreement, arrangement or understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes) that will or may require payment by the Company or CDS. The Company and CDS have not waived any statute of limitations in respect of any Taxes or agreed to any extension of time with respect to any Tax assessment. The Company or CDS is not the beneficiary of any extension of time within which to file any Tax Return that has not been filed as of the date of this Agreement. The Company or CDS is not a member of an affiliated group within the meaning of Section 1504(a) of the Code. The Company and CDS have no liability for Taxes of any person (other than Seller) under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor by contract or otherwise. The Company and CDS have disclosed in its federal income Tax Returns all positions taken therein that could result in a substantial understatement of federal income Tax under Section 6662 of the Code.

Section 3.22 Books and Records. The minute books of the Company and CDS have been made available to Buyer, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company and CDS contain accurate and complete records of all meetings, and actions taken by written consent of, the board of directors and its shareholders (of each of the Company and CDS), and no meeting, or action taken by written consent, of any such board of directors or its shareholders has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company or CDS.

Section 3.23 No Material Adverse Effect. Since the Balance Sheet Date, nothing has occurred that would cause a reasonable person to conclude that a Material Adverse Effect has, or is likely to, occur.

Section 3.24 No Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, CDS, or the Sellers.

Section 3.25 Full Disclosure. Sellers jointly and severally, represent and warrant to the Buyer tha no representation or warranty by any of them in this Agreement and no statement contained in the Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLERS

The Sellers, jointly and severally, represent and warrant to Buyer, as of the date hereof and as of the Closing Date, as follows:

Section 4.1 Authorization. Each Seller has all requisite power and authority to execute and deliver this Agreement and to perform, carry out and consummate the transaction contemplated by this Agreement and all other Transaction Documents. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on their part. This Agreement and all Transaction Documents have been duly executed and delivered by all and each Seller and constitutes the legal, valid and binding obligation of the Sellers enforceable against them, in accordance with their respective terms, subject, in each case, to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights in general, and general principles of equity.

Section 4.2 Noncontravention. The execution, delivery and performance by each Seller of this Agreement and all Transaction Documents, the consummation by each of them of the transactions contemplated thereby and hereby, and their compliance with the terms and provisions thereof and hereof, do not (i) contravene any Law or Order specifically applicable to the Sellers, or (ii) require any of the Sellers to obtain the approval, Consent or authorization of any Person which has not been obtained in writing prior to the date of Closing.

Section 4.3 Related Party Debt. All the indebtedness of the Company or CDS to the Sellers is set forth on Schedule 4.3 (the “Related Party Debt”). The Related Party Debt is the only indebtedness of the Company or CDS to the Sellers or any of their Affiliates. There are no other obliations of any kind between any of the Sellers and any of their Affiliates and Company or CDS except as disclosed on Schedule 4.3.

Section 4.4 Title to Outstanding Shares. The Sellers are the record owners of and have good and valid title to the Outstanding Shares, and immediately prior to Closing, own all such Outstanding Shares free and clear of all Encumbrances. The Outstanding Shares constitute 100% of the total issued and outstanding stock of the Company and CDS. The Outstanding Shares have been duly authorized and are validly issued, fully-paid and non-assessable.

Section 4.5 Consideration Shares. In connection with each Seller’s receipt of his or her percentage share of the Consideration Shares, each Seller has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the transaction. Each Seller acknowledges and agrees that G Medical Innovations Holdings Ltd. is a public company and that each Seller has had the opportunity to review G Medical Innovations Holdings Ltd.’s business, management, financial affairs, and other publicly available information and to request and review other publicly available information of G Medical Innovations Holdings Ltd.

Section 4.6 CDS Representations and Warranties. All representations and warranties with respect to the Company set forth in Article III and Article IV are also made with equal force and effect with respect to CDS prior to the Merger.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Sellers, as of the date hereof and as of the Closing Date, as follows:

Section 5.1 Organization. Buyer is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite organizational power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

Section 5.2 Authority; Binding Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary action on the part of Buyer. Buyer has all requisite organizational power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement, upon execution, will be duly executed and delivered by Buyer. This Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and by general equitable principles.

Section 5.3 Conflicts; Consents. Neither the execution, delivery or performance by Buyer of this Agreement, nor the consummation by Buyer of the transactions contemplated hereby will (i) conflict with or result in a breach of any obligatons of the Buyer, (ii) require any filing with, notice to, or approval of, any Governmental Entity or any other Person (except the ASX, which shall be obtained on or before Closing), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement to which Buyer is a party or by which any of Buyer’s Assets may be bound or (iv) violate any Applicable Law.

Section 5.4 Litigation. There is no Action pending or, to the knowledge of Buyer, threatened against Buyer that could reasonably be expected to adversely affect Buyer’s performance under this Agreement or prevent or delay the Closing. Buyer is not subject to any outstanding Order that could adversely affect Buyer’s performance under this Agreement.

Section 5.5 Brokers. Buyer has no liability or obligation to pay any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

Section 5.6 Accredited Investor. The Buyer has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the transaction. The Buyer is either (i) an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act or (ii) not a “U.S. person” as defined in Rule 902(k) of Resolution S under the Securities Act, and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of the Buyer (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth in Section 10.3.

ARTICLE VI
COVENANTS

Section 6.1 Fulfillment of Obligations. The Sellers and Sellers’ Representative shall, and shall cause the Company and CDS to, take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each of the conditions to the obligations of Sellers contained in this Agreement and all other Transaction Documents, and the Sellers and Sellers’ Representative shall, and Sellers shall cause the Company and CDS to, refrain from taking or failing to take any action that could reasonably be expected to result in the nonfulfillment of any such condition or the breach of any representation, warranty, covenant or agreement contained herein. The Sellers and Sellers’ Representative shall, and Sellers shall cause the Company and CDS to, furnish such further information, execute and deliver such other documents, and do such other acts and things as Buyer may reasonably request from time to time from the date hereof and from and after the Closing, for the purpose of carrying out the intent of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Shareholder Agreement will be automatically terminated upon the Closing; if an agreement in writing is necessary to terminate the Shareholder Agreement, this Agreement shall serve as such writing.

Section 6.2 Notices, Consents and Approvals. Subject to the terms and conditions hereof, the Parties agree to use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and the other Transaction Documents and to cooperate with the others in connection with the foregoing, including using their commercially reasonable efforts to (i) deliver all notices and obtain all Consents (if any) required, (ii) obtain all other Consents (if any) required to lawfully consummate the transactions contemplated by this Agreement and the Transaction Documents, (iii) prevent the entry, enactment or promulgation of any threatened or pending Order that would adversely affect the ability of the Parties to consummate the transactions contemplated hereby, and (iv) lift or rescind any Order adversely affecting the ability of any of the Parties to consummate the transactions contemplated hereby.

Section 6.3 Conduct of Business.

(a) Except as may be otherwise contemplated by this Agreement or required by Applicable Law, or as Buyer may otherwise consent to in writing, from the date hereof until the Closing, the Sellers shall, and Sellers shall cause the Company and CDS to:

(i) conduct the Business only in the Ordinary Course of Business;

(ii) use its commercially reasonable efforts to (A) preserve the present business operations, organization (including officers and Employees) and goodwill of the Business and (B) preserve the present relationships with Persons having business dealings with the Company and CDS (including customers and suppliers);

(iii) maintain (A) all of the assets of the Company and CDS in their good condition, ordinary wear and tear excepted, and (B) insurance upon the assets and operations of the Company and CDS in such amounts, scope and coverage as are comparable to that in effect on the date hereof; and

(iv) (A) maintain the books, accounts and records of the Business in the Ordinary Course of Business, (B) continue to collect accounts receivable and pay accounts payable of the Business utilizing normal procedures and without discounting or accelerating payment of such accounts, (C) comply with all contractual and other obligations applicable to the Business, and (D) maintain inventories at customary and appropriate levels consistent with past practice.

(b) Without limiting the generality of the foregoing, except as may be otherwise contemplated by this Agreement or as Buyer may otherwise consent to in writing, from the date hereof until the Closing, neither the Company nor CDS shall:

(i) (A) split, combine or reclassify any of its capital stock or other equity interests or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity interests, or (B) amend the terms of, repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to repurchase, redeem or otherwise acquire, any of its capital stock or any capital stock of its Subsidiaries, or propose to do any of the foregoing;

(ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any capital stock of any class or any other securities (including Indebtedness having the right to vote) or equity equivalents (including stock appreciation rights), or amend in any respect any of the terms of any such securities or equity equivalents outstanding on the date hereof;

(iii) amend or propose to amend its Organizational Documents;

(iv) sell, lease, license, encumber, transfer or dispose of any Assets (except for sales of products in the Ordinary Course of Business);

(v) acquire (by merger, consolidation, purchase of stock or assets or otherwise) of any operating business or material assets or the securities of any other Person (except the Merger);

(vi) make a loan or advance or capital contribution to any other Person;

(vii) cancel or compromise any debt or claim or waive or release any material right of the Company or CDS or their respective assets;

(viii) enter into any Contract, understanding or commitment that restrains, restricts, limits or impedes the ability of the Company or CDS, or the ability of Buyer, to compete with or conduct any business or line of business in any geographic area or solicit the employment of any persons;

(ix) change the compensation of any Employee;

(x) take any action which would adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(xi) change in any way, the Tax status of the Company or CDS; or

(xii) agree, conditionally or otherwise, to take any of the foregoing actions.

Section 6.4 Access and Information.

(a) From the date of this Agreement until the first to occur of the Closing Date or the termination of this Agreement, the Company shall permit Buyer and its Representatives (including its accountants, consultants, attorneys and financing sources) to make all investigations and inspections of the Company and CDS, the Business, the premises of the Business, the Books and Records, and all other documents and information related to the Company, CDS, or the Business, as Buyer reasonably deems necessary. At the request of Buyer from time to time the Sellers shall arrange to provide Buyer access to the customers, suppliers and employees of the Company and CDS. This access and investigation shall be made upon reasonable notice and at reasonable places and times and shall be conducted in a manner which does not unreasonably interfere with the operations of the Business. No investigation or inspection by Buyer or its Representatives shall in any way affect or diminish any of the representations, warranties or indemnities made by any Party or the conditions to the obligations of the Parties to consummate the transactions contemplated hereby.

Section 6.5 Confidentiality. Subject to the requirements of Applicable Law and any rules of any stock exchnage to which it (or any of its Affiliate) is subject to, Buyer will keep confidential, and will use commercially reasonable efforts to cause its Representatives to keep confidential, all information and documents obtained pursuant to Sections 6.4. Upon the Closing, Buyer’s obligations under this Section 6.5 shall terminate. Upon the Closing Date and continuing thereafter, Sellers shall treat and hold confidential all information related in any manner to the Company and CDS or to the past, present or potential future operation of the Business (including information of a business, technical, manufacturing, sales, legal, marketing, scientific, or financial nature) (collectively “Confidential Information”), and shall refrain from disclosing any Confidential Information to any third parties and from using any of the Confidential Information except as necessary to perform their obligations under this Agreement. Each Seller shall further deliver promptly to Buyer (or destroy at the request and option of Buyer) all tangible embodiments (and all copies) of Confidential Information in a Seller’s possession.

Section 6.6 Public Announcements. Prior to the Closing, neither Buyer, on the one hand, nor the Company, CDS, and Sellers, on the other hand, shall issue any press release or make any public announcement with respect to the transactions contemplated by this Agreement, without the prior written approval of the other, except as may be required by Applicable Law, court process or any securities exchange that Buyer or any of its Affiliates may be subject to. Subject to the requirements of any Applicable Law or the rules of any stock exchange to which a party (or its Affiliate) is subject, upon the Closing, Buyer and Sellers’ Representative shall cooperate to issue a joint press release with respect to the transactions contemplated by this Agreement, and neither Buyer nor Sellers shall make any other public announcement or issue any press releases or make any other disclosure to any third party concerning the terms and conditions of the transactions contemplated by this Agreement without the prior written approval of the other party.

Section 6.7 Expenses. Each Party shall bear their own costs, fees and expenses, including attorney, investment banker, broker, accountant and other representative and consultant fees, incurred in connection with the execution and negotiation of this Agreement and the consummation of the transactions contemplated hereby. For the avoidance of doubt, Sellers shall bear their own expenses in respect of this transaction and the Company or CDS shall not bear the expenses incurred by the Sellers in the negotiation, execution, and performance of this Agreement (“Seller Transaction Expenses”). The Sellers and the Sellers’ Representative shall not cause the Company or CDS to incur any expenses of their own in connection with this Agreement.

Section 6.8 Exclusivity.

(a) Neither the Company, CDS, nor any Seller shall, nor shall they permit any of their respective Affiliates or Representatives to, directly or indirectly, (i) discuss, encourage, negotiate, undertake, initiate, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination, purchase or disposition involving the Business, any Outstanding Shares or any material portion of the assets of the Company or CDS other than the transactions contemplated by this Agreement (an “Acquisition Transaction”), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Acquisition Transaction, (iii) furnish, or cause to be furnished, to any Person any information concerning the Business in connection with an Acquisition Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing.

(b) The Company, CDS, and Sellers’ Representative shall notify Buyer orally and in writing promptly (but in no event later than twenty-four (24) hours) after receipt by the Company, CDS, or any Seller, or any of their respective Representatives of any proposal, offer or other communication from any Person (other than Buyer) concerning an Acquisition Transaction or any request for non-public information relating to the Business or for access to the properties, books or records of the Company or its Subsidiaries by any Person (other than Buyer). Such notice shall indicate the identity of the Person making the proposal or offer, or intending to make a proposal or offer or requesting non-public information or access to the books and records of the Company or its Subsidiaries, the material terms of any such proposal or offer and copies of any written proposals or offers or amendments or supplements thereto.

(c) The Company, CDS, and each Seller shall, and shall cause their respective Representatives to, immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Buyer) conducted heretofore with respect to any Acquisition Transaction. The Company and each Seller shall not release any third party from the confidentiality and standstill provisions of any agreement to which the Company, CDS, or any Seller is a party.

Section 6.9 Accounts Receivable.

(a) The Buyer will collect and hold for the Sellers, any and all Pre-Closing Accounts Receivable listed in Schedule 3.13. The Buyer shall collect and hold such Pre-Closing Accounts Receivable until the date that falls one-hundred and eighty (180) days after the Closing Date, on which day, the Buyer shall pay over the Pre-Closing Accounts Receivable to the Sellers’ Representative for further distribution to Sellers in accordance with the percentage set forth opposite each such Seller’s name in the “Percentage of Pre-Closing Accounts Receivable” column of Schedule 2.5(a); provided, however, that if prior to the end of such 180-day period Buyer gives notice of a Claim or Claims for indemnification pursuant to Article IX, then: (A) if any such Claim is resolved prior to such 180-days date, by judicial determination or otherwise, any sums due Buyer shall be paid to Buyer through the retainment by Buyer of such amounts equal to the amount of such Claim, and (B) if any such Claim is not resolved prior to such 180-days date, the amounts claimed by Buyer shall be retained until such Claim is resolved.

Section 6.10 Covenant Not to Compete. As a material inducement to cause Buyer to enter into this Agreement, subject to the conditions set forth herein, each Seller, Timothy Lohman, Ronald Ciocca, and Susan Wendland agree that for a period of 3 years (the “Non-Compete Period”) from and after the Closing Date, such Seller will not engage, whether as an officer, director, consultant, advisor, agent, employee, partner, member, seller, participant, owner, lender, guarantor, investor or otherwise, in the United States directly or indirectly in the business of marketing, selling or servicing any products or servicing similar to or competitive with the products and/or services of the Company or CDS (“Competing Business”); in addition, no passive owner of less than 1% of the outstanding shares of any publicly traded corporation shall be deemed to engage solely by reason thereof in a Competing Business.

Section 6.11 Covenant Not to Solicit.

(a) Each Seller agrees that for a period of 3 years after the Closing Date, such Seller shall not, directly or indirectly, (i) contact or solicit any customer of the Company or CDS for the purpose of (A) diverting or influencing any such customer to purchase any products or services from a Competing Business or (B) marketing, selling, distributing or providing any product or service that is, or is proposed to be, marketed, sold, distributed or provided by the Company or CDS as of the Closing Date, or (ii) interfere with, disrupt or attempt to disrupt, any present or prospective relationship, contractual or otherwise, between the Company or CDS and any vendor, supplier, dealer, distributor, customer, employee, consultant or other Person having business dealings with the Company or CDS.

(b) Each Seller agrees that for a period of 3 years after the Closing Date, such Seller shall not directly or indirectly hire or solicit for employment as an employee or consultant any person who is or was an employee or director of, or advisor or consultant to, the Company or CDS at the Closing, without the written consent of Buyer, until such time as such Person has been separated from the Company or CDS for a period of at least 12 months.

Section 6.12 Release. Effective as of the Closing, each Seller, on Seller’s own behalf and on behalf of such Seller’s heirs, successors, trustees, executors, administrators, assigns and any other person or entity that may claim by, through or under any of them (collectively with the Seller, the “Releasors”) releases and discharges Buyer and the Company and their respective present and future owners, directors, officers, agents, employees and representatives (collectively with Buyer and the Company, as the case may be, the “Releasees”) from all Actions, Indebtedness (other than Indebtedness disclosed as Related Party Debt in Schedule 4.3) damages, accounts and Liabilities of any kind or nature, whether in law or equity, known or unknown, liquidated or unliquidated, choate or inchoate, and whether arisen, accrued or matured heretofore or hereafter, against the Releasees, or any of them, which the Releasors, or any of them, ever had, now has or hereafter may have, upon or by reason of any cause, matter or thing whatsoever occurring prior to the Closing Date (collectively, “Claims”), including, but not limited to, (a) any Claims relating to or arising out of any securities of the Company held at any time by the Seller and (b) any dividends or distributions on such securities; provided, however, that notwithstanding anything in this Section 6.12 to the contrary, nothing herein shall be deemed a release or discharge of any obligation of Buyer to perform any of the terms, conditions and agreements contained in this Agreement, and nothing herein shall be deemed a release of the Company or the Buyer from the Related Party Debt set forth in Schedule 4.3.

Section 6.13 Further Assurances. Sellers shall, at any time from and after the Closing, upon the request of Buyer, do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney or assurances as may be reasonably required to transfer, convey, grant and confirm to and vest in Buyer good title to all of the Outstanding Shares of the Company and CDS, free and clear of all Liens and to otherwise carry out the intent of this Agreement.

Section 6.14 Self-Help. Sellers, Sellers’ Representative and Buyer have agreed that the Purchase Price has been negotiated and agreed upon based upon Sellers’ representations that the aggregate sum of all Liabilities, Indebtedness and obligations payable or due by the Company and CDS, whether now or later and whether or not discovered or matured at the Closing or later, would not exceed the Liabilities Cap. In the event that at any time the Buyer discovers that the same exceed the Liabilities Cap, it may deduct any such excess from any Pre-Closing Accounts Receivable Payments due to Sellers pursuant to Section 6.9(a). This section is in addition to, but without duplication of, any rights and remedies available to Buyer under ARTICLE IX.

Section 6.15 Attorney Client Privilege and Documents. The Buyer for itself and on behalf of the Company acknowledges that O’Neil, Cannon, Hollman, DeJong & Laing S.C (“OCHDL”) has represented the Company and the Sellers in connection with the transactions contemplated by this Agreement. The Buyer agrees that the attorney-client privilege, attorney work-product protection, and expectation of client confidence attaching as a result of OCHDL’s representation of the Company and the Sellers in connection with the transactions contemplated by this Agreement or any transactions relating to the Merger Agreement, and all information, correspondence (including emails) and documents covered by such privilege or protection in connection with such transaction, shall belong to and be controlled by the Sellers and may be waived only by the Sellers, and shall not pass to or be claimed or used by the Buyer or the Company. The Buyer agrees that, notwithstanding any current or prior representation of the Company by OCHDL, OCHDL shall be allowed to represent the Sellers relating to this Agreement or the transactions contemplated hereby. The Buyer, for itself and on behalf of the Company, hereby waives any conflicts that may arise in connection with such representation. The Buyer for itself and on behalf of the Company agrees that OCHDL may represent the Sellers in such a matter or dispute, even though the interests of the Sellers may be directly adverse to the Buyer or the Company. The Buyer, for itself and on behalf of the Company, consents to the disclosure by OCHDL to the Sellers of any information learned by OCHDL in the course of its representation of the Company prior to Closing, whether or not such information is subject to the attorney-client privilege of the Company or OCHDL’s duty of confidentiality as to the Company.

The Sellers also retain all rights to all information, correspondence (including emails) and documents (other than documents delivered in connection with the Closing) prepared by or for the Sellers or exchanged in connection with the transactions contemplated in this Agreement, regardless of whether or not they are covered by any attorney-client privilege or attorney work-product protection (e.g., correspondence with investment bankers, accountants, etc.).

Section 6.16 Schedule Supplement. Prior to Closing, Sellers shall have the right (but not the obligation), to supplement or amend the Schedules hereto (each a “Schedule Supplement”) with information that relates to events which occured after the date of this Agreement. If, as a result of the information contained in a Schedule Supplement, Buyer has the right to terminate this Agreement but does not elect to terminate this Agreement within 15 Business Days of its receipt of such Schedule Supplement, then Buyer shall be deemed to have irrevocably waived any right to terminate this Agreement with respect to such information and, further, shall have irrevocably waived its right to be indemnified, held harmless or defended under Article IX with respect to such information; provided, however, that the information included in any Schedule Supplement giving rise to the Buyer’s right to terminate under Article VIII is not attributable to the actions of the Sellers or the Sellers’ Representative, and provided further, that, the Schedule Supplements shall not operate to change or alleviate the Sellers’ obligations to satisfy (or obtain a waiver from the Buyer) the conditions to the Buyer’s obligations at Closing.

ARTICLE VII

CONDITIONS TO THE CLOSING

Section 7.1 Conditions to Buyer’s Obligations. Buyer’s obligation to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction (or waiver in writing by Buyer) at or prior to Closing of the following conditions precendent (Schedule Supplements shall not operate to change or alleviate the following conditions):

(a) Representations and Warranties. The representations and warranties concerning the Company, CDS, and the Sellers contained in this Agreement shall be true and correct as of the Closing Date as though made at and as of the Closing Date and shall not omit to state any fact necessary in order to make the statements and information contained therein not misleading.

(b) Covenants. The Company, CDS, the Sellers’ Representative, and Sellers shall have performed and complied with their respective covenants and agreements required to be performed, satisfied or complied with by them hereunder on or prior to the Closing.

(c) Approvals. All Consents necessary to permit the Company, CDS, and Sellers to perform the transactions contemplated hereby (including a waiver of default pursuant to the change of control provision under the Promissory Note by and between Cardiostaff Corporation and Regions Bank dated as of May 21, 2015) shall have been duly obtained, made or given, shall be in form and substance reasonably satisfactory to Buyer, shall not be subject to the satisfaction of any condition that has not been satisfied or waived and shall be in full force and effect.

(d) No Prohibition. No Action shall have been instituted or threatened or claim or demand made against the Company, CDS, a Seller or Buyer seeking to restrain or prohibit, or to obtain damages with respect to, the consummation of the transactions contemplated hereby, and no Law or Order shall be in effect, or shall have been issued, enacted, entered, promulgated or enforced by a Governmental Entity, that restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby.

(e) Material Adverse Effect. Since the Statement Date, there shall have been no Material Adverse Effect.

(f) Deliveries. Buyer shall have received from each Seller or Sellers’ Representative the documents listed in Section 2.4(a) and Section 2.4(b).

(g) Proceedings. The form and substance of all certificates, assignments and other documents and insutruments hereunder shall be reasonably satisfactory to Buyer and its counsel.

(h) Amendment of CDS Related Party Notes. Each of the Notes Payable listed in Schedule 7.1(h) between CDS and certain related parties of CDS shall have been amended, in a writing satisfactory to the Buyer, by the parties thereto such that the interest rate paid by CDS pursuant to each note is 4% per annum.

Section 7.2 Conditions to Sellers’ Obligations. Sellers’ obligation to consummate the transactions contemplated hereby at the Closing is subject to the satisfaction (or waiver in writing by Sellers’ Representative) at or prior to Closing of the following conditions precendent:

(a) Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and shall not contain any untrue statement or omit to state any fact necessary in order to make the statements and information contained therein not misleading.

(b) Covenants. Buyer shall have performed and complied with its covenants and agreements required to be performed, satisfied or complied with by it hereunder on or prior to the Closing.

(c) No Prohibition. No Action shall have been instituted or threatened or claim or demand made against the Company, CDS, a Seller or Buyer seeking to restrain or prohibit, or to obtain damages with respect to, the consummation of the transactions contemplated hereby, and no Law or Order shall be in effect, or shall have been issued, enacted, entered, promulgated or enforced by a Governmental Entity, that restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby.

(d) Deliveries. Seller shall have received from Buyer the Purchase Price in accordance with Section 2.4.

(e) Proceedings. The form and substance of all certificates, assignments and other documents and insutruments hereunder shall be reasonably satisfactory to Sellers’ Representative and its counsel.

ARTICLE VIII

TERMINATION OF AGREEMENT

Section 8.1 Events of Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, at any time prior to the Closing:

(a) by the mutual written consent of Buyer and the Sellers’ Representative;

(b) by Buyer, if the Sellers have materially breached or materially failed to comply with any of their respective representations, warranties, covenants or agreements contained in this Agreement and such breach, if capable of being cured, remains uncured for more than 15 days after Buyer shall have given notice to the Company of such breach or failure to comply;

(c) by the Sellers’ Representative, if Buyer has materially breached or materially failed to comply with any of its representations, warranties, covenants or agreements contained in this Agreement and such breach, if capable of being cured, remains uncured for more than 15 days after the Sellers’ Representative shall have given notice to Buyer of such breach or failure to comply;

(d) by Buyer if any of the conditions set forth in Section 7.1 shall not have been satisfied, complied with or performed (or waived in writing by Buyer) on or prior to November 30, 2017, or another date agreed in writing between the Parties (the “Termination Date”); provided, however, that if any of such conditions is not satisfied solely as a result of the breach by Buyer of its representations, warranties, covenants or agreements contained in this Agreement, then Buyer shall not have the right to terminate this Agreement pursuant to this clause (d); provided, that Buyer may extend the Termination Date for additional periods of time not to exceed sixty (60) days in the aggregate, in its sole discretion;

(e) by the Sellers’ Representative if any of the conditions set forth in Section 7.2 shall not have been satisfied, complied with or performed (or waived in writing by the Sellers’ Representative) on or prior to the Termination Date; provided, however, that if any of such conditions is not satisfied as a result of the breach by the Sellers of their respective representations, warranties, covenants or agreements contained in this Agreement, then the Sellers’ Representative shall not have the right to terminate this Agreement pursuant to this clause ©; or

(f) by Buyer or the Sellers’ Representative, if there shall be in effect a final nonappealable Order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

Section 8.2 Effect of Termination. Termination of this Agreement pursuant to this Article VIII shall terminate all liabilities and obligations of the Parties and there shall be no liability hereunder on the part of any Party, except that Section 6.5 and Section 6.6, this Section 8.2 and ARTICLE IX and Section 10.14 shall survive any termination of this Agreement. Notwithstanding the foregoing, the termination of this Agreement pursuant to this ARTICLE VIII shall shall not relieve any Party of any liability for any inaccuracy or breach of any representation or warranty or any breach or nonperformance of any covenant or obligation hereunder prior to such termination and any Losses in connection therewith, and any such termination shall not be deemed to be a waiver of any available remedy for any such inaccuracy, breach or nonperformance.

ARTICLE IX
INDEMNITY

Section 9.1 Sellers’ Indemnification. Subject to the terms and conditions in this Section 9, Sellers, jointly and severally (except as otherwise set forth in Section 10.12), shall indemnify, defend and hold harmless Buyer, its Affiliates and all of their respective shareholders, partners, members, directors, officers, employees, attorneys and other agents and Representatives from and against any and all Liabilities, Actions, judgments, settlements and Liens (including costs of investigation and defense and reasonable attorney and other professional advisor and consulting fees and expenses) (collectively, “Losses”) incurred or suffered by the Company or any such person (collectively, the “Buyer Indemnified Parties”) based upon, attributable to or resulting from:

(a) any breach of any representation or warranty of the Sellers contained in this Agreement or any certificate delivered by the Sellers’ Representative or Sellers pursuant to this Agreement or any Transaction Document;

(b) the breach by the Sellers’ Representative or Sellers of any covenant or agreement made by the Sellers in this Agreement or any certificate delivered by the Sellers’ Representative or Sellers pursuant to this Agreement or any Transaction Document;

(c) any fees, commissions or similar payments by any Person having acted or claiming to have acted, directly or indirectly, as a broker, finder or financial advisor for the Company, CDS, or any Seller in connection with the transactions contemplated by this Agreement or any Transaction Document;

(d) the existence of any Liabilities or Indebtedness of the Company and/or CDS arising from a period, event, or circumstance prior to Closing, that is not included in the Assumed Liabilities or that is in excess of the Liabilities Cap;

(e) Seller Transaction Expenses, unless paid by the Buyer at Closing as a Relief Payment;

(f) any Action brought by any Seller or Affiliate or shareholder of any Seller against the Buyer or the Company or CDS arising out of or in relation to this Agreement and the transactions contemplated hereunder;

(g) any Action or penalty brought by any Governmental Entity arising out of or in relation to any facts or occurrences existing on or before the Closing Date;

(h) any Action brought by any Employee, candidate for employment, or former employees arising out of or in relation to any facts or occurrences existing on or before the Closing Date;

(i) any other Action (other than with respect to any Assumed Liabilities) brought by any Person arising out of or in relation to any facts or occurrences existing on or before the Closing Date; and

(j) any condition relating to professional liability, medical malpractice liability, product liability or arising from any product or service produced or provided by the Company or CDS prior to the Closing Date.

Section 9.2 Buyer’s Indemnification. Buyer shall indemnify and hold harmless each Seller from and against any and all Losses incurred or suffered by any such Person based upon, attributable to or resulting from (a) any breach or alleged breach of any representation or warranty of Buyer contained in this Agreement; or (b) any breach or alleged breach by Buyer of any covenant or agreement made by Buyer in this Agreement.

Section 9.3 Indemnification Procedure.

(a) The Party seeking indemnification under this Article IX (the “Indemnified Party”) shall give prompt notice to the Party against whom indemnity is sought (the “Indemnifying Party”) of its claim (a “Claim Notice”) for indemnity, including the commencement of any Action by any third party in respect of which indemnity may be sought described in Section 9.4.. The Claim Notice shall set out in reasonable detail the item of Loss to which such Indemnified Party claims indemnification hereunder. The failure by an Indemnified Party to give such notice shall not release, waive or otherwise affect the Indemnifying Party’s obligations hereunder, except to the extent the Indemnifying Party can demonstrate actual prejudice as a result of such failure.

(b) In the event that the Indemnifying Party shall object to the indemnification of an Indemnified Party in respect of any claim or claims specified in any Claim Notice (other than any Third Party Claim described in Section 9.4), the Indemnifying Party shall, within thirty (30) days after receipt by the Indemnifying Party of such Claim Notice, deliver to the Indemnified Party a notice to such effect, specifying in reasonable detail the basis for such objection, and the Indemnifying Party and the Indemnified Party shall, within the forty-five (45) day period beginning on the date of receipt by the Indemnified Party of such objection, attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims to which the Indemnifying Party shall have so objected. If the Indemnified Party and the Indemnifying Party shall succeed in reaching agreement on their respective rights with respect to any of such claims, the Indemnified Party and the Indemnifying Party shall promptly prepare and sign a memorandum setting forth such agreement. Should the Indemnified Party and the Indemnifying Party be unable to agree as to any particular item or items or amount or amounts within such time period, then the Indemnified Party shall be permitted to submit such dispute in accordance with the provisions as set forth in Section 10.9.

Section 9.4 Third Party Claims.

(a) If a claim by a third party is made against any Indemnified Party with respect to which the Indemnified Party intends to seek indemnification hereunder for any Loss under this ARTICLE IX (a “Third-Party Claim”), the Indemnified Party shall promptly after receiving notice thereof notify the Indemnifying Party of such claim. The failure by an Indemnified Party to promptly give such notice shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto except to the extent the Indemnifying Party can demonstrate prejudice as a result of such failure. The Indemnifying Party shall have the right, but not the obligation, at its sole cost and expense, subject to the provisions of this Section 9.3, to defend against, conduct and control any Action with respect to the Third Party Claim, through counsel of its own choice reasonably satisfactory to the Indemnified Party, unless the nature of the Third Party Claim creates an ethical conflict or otherwise makes it inadvisable for the same counsel to represent the Indemnified Party and the Indemnifying Party. If the Indemnifying Party has elected to defend against, conduct and control any Third Party Claim it shall within ten (10) Business Days of the Indemnified Party’s notice of such Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so and that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third-PartyClaim. If the Indemnifying Party elects not to defend against, conduct and control any such Third Party Claim or fails to notify the Indemnified Party of its election as herein provided, the Indemnified Party may defend against, conduct and control such Third Party Claim. If the Indemnifying Party shall assume the defense of any Third Party Claim, the Indemnifying Party shall keep the Indemnified Party reasonably apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action and shall furnish the Indemnified Party with such documents and information filed or delivered in connection with such claim, liability or expense as the Indemnified Party may reasonably request, and may compromise or settle such Third Party Claim; provided, however, that the Indemnifying Party shall give the Indemnified Party advance notice of any proposed compromise or settlement. No Indemnified Party or Indemnifying Party may compromise or settle any Third-Party Claim for which it is seeking indemnification hereunder without the written consent of the Indemnifying Party or Indemnified Party, as the case may be, which consent shall not be unreasonably withheld, conditioned or delayed. If the Indemnifying Party shall assume the defense of any Third Party Claim as provided herein, the Indemnifying Party shall conduct the claim diligently and permit the Indemnified Party to participate in, but not control, the defense of any such action or suit through counsel chosen by the Indemnified Party; provided, however, that the fees and expenses of such counsel shall be borne and promptly paid by the Indemnified Party; provided, however, that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if in the opinion of counsel to the Indemnified Party a conflict exists between the Indemnified Party and the Indemnifying Party and the waiver of any such conflict of interest by the Indemnified Party would materially and adversely effect the Indemnified Party in the written opinion of such counsel; and provided, further, until such time as the Indemnifying Party has delivered a notice of intent to defend a Third Party Claim to the Indemnified Party, the Indemnified Party shall undertake the defense of such claim, liability or expense and the Indemnifying Party shall promptly reimburse the Indemnified Party for the reasonable expenses of defending such Third Party Claim. The Indemnifying Party may not assume the defense of any Third Party Claim if (i) such claim involves any allegation of criminal conduct or breach of fiduciary duty, (ii) such claim is solely for injunctive relief; provided, that if such claim includes a request for injunctive relief, the Indemnifying Party may assume the defense of such claim provided that the Indemnifying Party and the Indemnified Party shall have joint control of the defense of the portion of such claim relating to the request for injunctive relief. If the Indemnifying Party elects not to control or conduct the defense or prosecution of a Third-Party Claim, the Indemnifying Party nevertheless shall have the right to participate in the defense or prosecution of any Third-Party Claim and, at its own expense, to employ counsel of its own choosing for such purpose.

(b) The Parties shall reasonably cooperate in the defense or prosecution of any Third Party Claim, with such cooperation to include (i) the retention and the provision of the Indemnified Party’s records and information that are reasonably relevant to such Third-Party Claim, and (ii) the making available of employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder.

Section 9.5 Obligation to Set Off. For the period beginning as of the date hereof and continuing until the Escrow Release Date, subject to the Cap on limitations set forth herein, any amounts awarded to Buyer Indemnified Parties pursuant to an indemnification Claim under Section 9.1 shall be paid in the following order: (i) deducted from funds collected by the Buyer as Pre-Closing Accounts Receivable; (ii) deducted through cancellation of Consideration Shares held in escrow pursuant to the Escrow Agreement (based on the market value of the Consideration Shares on the date of cancellation). For purposes of clarity, no Seller shall be obligated to make any cash payment to Buyer to satisfy an indemnification Claim under this Section 9 due to any Loss by Buyer has suffered under this Agreement until all of the amounts available under the Pre-Closing Accounts Receivable and the Consideration Shares have been exhausted.

Section 9.6 Survival of Representations and Warranties. All representations, warranties, covenants and obligations in this Agreement and any Transaction Document will survive for 36 months following the Closing Date; provided, however, that the representations and warranties made in (i) Sections 3.1-3.4, 3.10, 4.1, 4.2 and 4.4 shall survive the Closing Date indefinitely; (ii) Sections 3.18, 3.19, and 3.20 shall survive until the 6 year anniversary of the Closing Date; and (iii) Section 3.21 (Taxes) shall survive for the applicable period of limitation under federal and state laws relating thereto (as such may be extended by waiver). Claims based upon Fraud shall survive for the applicable statute of limitations. Notwithstanding anything to the contrary, any claim of indemnification pursuant to this ARTICLE IX asserted on or before the expiration of the relevant time period will survive until resolved by the parties or judicially determined.

Section 9.7 Indemnity Cap. Notwithstanding the indemnfication limitations set forth in Section 9.6, Sellers’ aggregate Liability for any indemnification Claims arising under Section 9.1(a) of this Agreement shall not exceed $5,000,000.

Section 9.8 Payer Agreements. Notwithstanding any of the foregoing limitations with respect to Buyer Indemnified Party’s right to indemnification Claims herein, no Seller shall be subject to any indemnification Claim arising from the failure of CDS to obtain the necessary third-party consent to assign any Payer Agreement.

ARTICLE X

MISCELLANEOUS

Section 10.1 Entire Agreement. This Agreement and its Schedules, contain the entire agreement among the Parties with respect to the transactions contemplated hereby and thereby and supersede all prior agreements or understandings among the parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between the statement in the body of this Agreement and Schedules to this Agreement, the statements in the body of this Agreement will control.

Section 10.2 Descriptive Headings; Joint Drafting. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Except as otherwise expressly provided in this Agreement, the singular includes the plural and the plural includes the singular and a reference in this Agreement to an Article, Section, Exhibit, Appendix or Schedule is to the articles, sections, exhibits or schedules, if any, of this Agreement. A reference to a party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns. The Parties are each represented by legal counsel and have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 10.3 Notices. Any and all notices, requests, demands or other communications required to be given pursuant to this Agreement by any party shall be in writing and shall be validly given or made to the applicable party if served personally, certified or registered, postage prepaid, return receipt requested, sent by facsimile transmission (with confirmation of successful transmission) or electronic mail, receipt confirmed. If the notice, request, demand or other communications are served personally, service shall be conclusively deemed made at the time of service. If the notice, request, demand or other communications are sent by facsimile transmission or electronic mail, service shall be conclusively deemed made the first (1st) Business Day following successful transmission or upon confirmation of receipt from the recipient. If the notice, demand or other communications are given by mail, service shall be conclusively deemed made four (4) Business Days after deposit in the United States mail, addressed to the applicable party to whom the notice, demand or other communication is to be given, and when received if delivered by hand or overnight courier service or certified or registered mail on any Business Day. Notices shall be provided to the following addresses (any of which may be changed upon like notice to the other parties):

If to Buyer, to:

Cardiostaff

4014 Medical Parkway

Austin, TX 78756

United States

with a copy to (which will not constitute notice to Buyer):

Proskauer

Suites 1701-1705, 17/F

Two Exchange Square

8 Connaught Place

Central, Hong Kong

Telephone: (212) 969-3000

Fax: (212) 969-2900

email: YTal@proskauer.com

Attention: Yuval Tal

If to Sellers or Sellers’ Representative (which shall constitute notice to all Sellers), to:

Timothy J. Lohman

605 Pheasant Meadow

Liberty Hill, TX 78642

Telephone: 512-800-0776

email: timlohman@att.net

with a copy to (which will not constitute notice to Sellers or Sellers’ Representative):

O’Neil, Cannon, Hollman, DeJong & Laing

Attn: JB Koenings

111 E. Wisconsin Avenue, Suite 1400

Milwaukee, WI 53202

Facsimile: 414-276-6581

E-Mail: JB.Koenings@wilaw.com

Section 10.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being an effective and valid execution and delivery of this Agreement by that party.

Section 10.5 Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement is for the sole benefit of the parties to this Agreement (including the Buyer Parent) and not for the benefit of any third party except, with respect to Article IX, the Indemnified Parties.

Section 10.6 Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Agreement, nor any consent to any departure from the terms of this Agreement, shall be effective unless it is in writing and signed by the parties to this Agreement; provided, that prior to the Closing the consent of the Sellers’ Representative shall be sufficient to evidence the consent of all Sellers hereunder. Any modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which it is given and shall not extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 10.7 Assignment. This Agreement and the rights and obligations under this Agreement and all Transaction Documents shall not be assignable or transferable by any party to this Agreement or any other Transaction Document without the prior written consent of the other party thereto; provided that Buyer may unilaterally assign all or any of its rights under this Agreement or any other Transaction Document to any Affiliate or Subsidiary of Buyer and, following the Closing, in whole or in part to any Person acquiring all or any portion of the Assets of the Company or its Subsidiaries; provided, however, that no such assignment shall relieve Buyer of any of its obligations under this Agreement. The Company and Sellers hereby agree that Buyer may unilaterally grant a security interest in its rights and interests under this Agreement or any of the other Transaction Documents to its lenders, and the Company and Sellers will sign a consent with respect thereto if so requested by Buyer or its lenders.

Section 10.8 Enforceability. It is the desire and intent of the parties to this Agreement that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, the provision shall be deemed amended to delete therefrom the portion adjudicated to be invalid or unenforceable, with the deletion to apply only with respect to the operation of the provision in the particular jurisdiction in which the adjudication is made.

Section 10.9 GOVERNMENT LAW; JURISDICTION; WAIVER OF JURY. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. THE STATE OR FEDERAL COURTS LOCATED WITHI THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN Section 10.3, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND AGREES TO CAUSE ITS SUBSIDIARIES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.10 Specific Performance. Each of the Parties acknowledges and agrees that the other parties would be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, notwithstanding any other provision of this Agreement, each of the Parties agrees that, without posting bond or any other undertaking, the other parties will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof (including the obligation of the parties to close the transactions contemplated by this Agreement) in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each Party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert the defense that a remedy at law would be an adequate remedy.

Section 10.11 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by any other party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any Consent of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement, or any waiver on such party’s part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or otherwise afforded to any party, shall be cumulative and not alternative.

Section 10.12 Joint and Several Liability. Any liability or payment obligation of any Seller hereunder shall be the joint and several liability of each of Sellers hereunder; provided, however, that any liability or payment obligation arising from any breach of Section 6.5, Section 6.10, or Section 6.11, by any Seller shall only be the several liability of such Seller committing the breach and the remaining non-breaching Sellers shall not be jointly liable.

Section 10.13 Disclosure Schedules. The Schedules will not vary, change or alter the language of the representations and warranties contained in this Agreement other than creating exceptions thereto which are responsive to the language of the warranties and representations contained in this Agreement. No exceptions to any representations or warranties disclosed on one Schedule shall constitute an exception to any other representations or warranties made in this Agreement unless the exception is disclosed as provided herein on each such other applicable Schedule or cross-referenced in such other applicable section or Schedule.

Section 10.14 Sellers’ Representative.

(a) Each of Sellers hereby designates and appoints, authorizes and empowers the Sellers’ Representative (and each successor appointed in accordance with Section 10.14(c)) to perform all such acts, on behalf of each Seller, as are required, authorized or contemplated by this Agreement and the transactions contemplated hereby, which will include the power and authority to:

(i) execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and any other Transaction Document;

(ii) determine whether the conditions to Closing in ARTICLE VII hereof have been satisfied;

(iii) serve as the named party with respect to any claim for indemnification by any Buyer Indemnified Party and to resolve such claims as Sellers’ Representative in its sole good faith discretion deems appropriate;

(iv) give and receive any and all notices pursuant to this Agreement or any other Transaction Document;

(v) act on behalf of Sellers with respect to any matter concerning the Escrow Agreement, the Consideration Shares, or the Pre-Closing Accounts Receivable;

(vi) grant any consent or approval under this Agreement or any other Transaction Document;

(vii) make all other elections or decisions contemplated by this Agreement or any other Transaction Document;

(viii) approve waivers, clarifications or post-Closing modifications to this Agreement or any other Transaction Document which do not materially and adversely affect the rights of any Seller disproportionately to the other Sellers;

(ix) receive any payments contemplated hereunder on behalf of Sellers;

(x) resolve or otherwise defend any Buyer Indemnified Party as described herein, acting in good faith, including, without limitation, (A) to resolve a disputed claim for indemnification asserted by any such Buyer Indemnified Party pursuant to ARTICLE IX, and (B) to defend any such Buyer Indemnified Party from any Loss under ARTICLE IX, including, where appropriate, retaining legal counsel or other advisors in furtherance of that defense; and

(xi) perform each such act and thing whatsoever that Sellers’ Representative may be or is required to do, or which Sellers’ Representative in it sole good faith discretion determines is desirable to do, pursuant to or to carry out the intent of this Agreement and any other Transaction Document, and to amend, modify or supplement any of the foregoing.

Each Seller hereby acknowledges and agrees that Sellers’ Representative shall be the only person authorized to take any action so required, authorized or contemplated by this Agreement by any Seller and, without limiting the generality of the foregoing, each Seller hereby acknowledges and agrees that Buyer shall be required to provide notices to Sellers pursuant to this Agreement solely to Sellers’ Representative. Each Seller further designates and appoints Sellers’ Representative as its agent for service of process with respect to any disputes regarding or arising out of this Agreement or the transactions contemplated hereby. Any action taken by Sellers’ Representative in the name of or on behalf of any Seller in connection with any matter arising under this Agreement shall be binding upon such Seller and its successors, agents and heirs.

(b) The grant of authority provided for in this Section 10.14: (i) is coupled with an interest and is being granted, in part, as an inducement to the Sellers and Buyer to enter into this Agreement and will be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller and will be binding on any successor thereto; and (ii) subject to this Section 10.14, may be exercised by Sellers’ Representative acting by signing as Sellers’ Representative of any Seller.

(c) If Sellers’ Representative or its heirs or personal representatives, as the case may be, advise Sellers that it is unavailable to perform it duties hereunder, within three (3) business days of notice of such advice, an alternative Sellers’ Representative will be appointed by Sellers. Any references in this Agreement to Sellers’ Representative shall be deemed to include any duly appointed successor Sellers’ Representative.

(d) In dealing with this Agreement and any instruments, agreements or documents relating thereto, and in exercising or failing to exercise all or any of the powers conferred upon Sellers’ Representative hereunder or thereunder, (i) Sellers’ Representative will not assume any, and will incur no, liability whatsoever to any Seller because of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement; and (ii) Sellers’ Representative will be entitled to rely on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of Sellers’ Representative pursuant to such advice will not subject Sellers’ Representative to liability to any other Seller.

(e) Buyer may conclusively and absolutely rely, without inquiry, and until the receipt of written notice of a change of Sellers’ Representative under Section 10.3, may continue to rely, without inquiry, upon the actions of Sellers’ Representative as the actions of each Seller in all matters referred to in this Section 10.14.. Each Seller hereby authorizes the other parties hereto to disregard any notice delivered or other action taken by any Seller pursuant to this Agreement except for Sellers’ Representative.

Section 10.15 Guaranty. Buyer Parent is a executing this Agreement for the purpose of guaranteeing the obligations of the Buyer hereunder.

* * * * *

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be duly executed and delivered as of the day and year first above written.

SELLERS:

CARDIAC ADVANCEMENTS, LLC

By:	/s/ Lori Watt
Lori Watt, Director

By:	/s/ Susan J. Wendland
Susan J. Wendland, Director

By:	/s/ Timothy L. Lohman
Timothy L. Lohman, Director

By:	/s/ Samuel E. Bradt
Samuel E. Bradt, Director

By:	/s/ Thomas M. Gazzana
Thomas M. Gazzana, Director

/s/ Douglas A. Labuda
Douglas A. Labuda

/s/ Leonard Labuda
Leonard Labuda

/s/ Ronald Ciocca
Ronald Ciocca

/s/ Bradley Labuda
Bradley Labuda

/s/ Scott Labuda
Scott Labuda

/s/ Pamela Skelton
Pamela Skelton

The undersigned hereby acknowledges its appointment as Sellers’ Representative and its willingness to fulfill the duties of Sellers’ Representative as contemplated by this Agreement.

SELLERS’ REPRESENTATIVE:

/s/ Timothy L. Lohman
Timothy L. Lohman

BUYER:

G MEDICAL INNOVATIONS USA INC.

/s/ Yacov Geva
By:
Name: Yacov Geva
Title: Director

The undersigned is signing this Agreement solely for the purposes of guaranteeing all of the obligations of Buyer:

BUYER PARENT:

G MEDICAL INNOVATIONS HOLDINGS LTD.

/s/ Yacov Geva
By:
Name: Yacov Geva
Title: Chief Executive Officer

Schedule 1.1

VOLUNTARY ESCROW AGREEMENT

See attached.

Attachment to Schedule 1.1

THE PARTY DESCRIBED IN ITEM 1 OF THE SCHEDULE (Company)

and

THE PARTIES DESCRIBED IN ITEM 2 OF THE SCHEDULE (Holders)

VOLUNTARY RESTRICTION DEED

Attachment to Schedule 1.1

THIS DEED is made the [*]	day of [*]	2017

PARTIES

THE PARTY DESCRIBED IN ITEM 1 OF THE SCHEDULE (Company);

AND

THE PARTIES DESCRIBED IN ITEM 2 OF THE SCHEDULE (Holders).

RECITALS

A.	The Holders are the registered holders of the Restricted Securities, each in the number listed in Item 4 of the Schedule.

B.	The Holders have agreed to hold the Restricted Securities as set out in this Deed.

IT IS AGREED as follows:

1.	DEFINITION AND INTERPRETATION

1.1	Definitions

In this Deed:

ASX means ASX Limited (ACN 008 624 691) or the Australian Securities Exchange (as the context requires).

ASX Listing Rules means the listing rules of the ASX.

Business day has the meaning set out in the ASX Listing Rules.

Closing Date means the closing date of the Purchase Agreement.

Corporations Act means the Corporations Act 2001 (Cth).

Deed and this Deed means the deed constituted by this document.

Escrow Period means the period set out in Item 3 of the schedule.

Holding Lock has the meaning given to that term in Section 2 of the ASX Settlement Operating Rules.

Party means a party to this Deed.

Purchase Agreement means the Stock Purchase Agreement, dated on or about the date of this Deed, by and between the Company’s wholly owned subsidiary G Medical Innovations USA Inc. and the Holders.

Restricted Securities means the securities set out in Item 4 of the schedule and any securities attaching to or arising out of those securities unless the Company notifies the Holders otherwise.

Share Registry means the entity engaged by the Company from time to time to maintain the register of members.

Attachment to Schedule 1.1

1.2	Interpretation

In this Deed unless the context otherwise requires:

(a)	headings are for convenience only and do not affect its interpretation;

(b)	an obligation or liability assumed by, or a right conferred on, 2 or more Parties binds or benefits all of them jointly and each of them severally;

(c)	the expression person includes an individual, the estate of an individual, a corporation, an authority, an association or joint venture (whether incorporated or unincorporated), a partnership and a trust;

(d)	a reference to any party includes that party’s executors, administrators, successors and permitted assigns, including any person taking by way of novation;

(e)	a reference to any document (including this Deed) is to that document as varied, novated, ratified or replaced from time to time;

(f)	a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued under it;

(g)	words importing the singular include the plural (and vice versa) and words indicating a gender include every other gender;

(h)	reference to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of this Deed and a reference to this Deed includes any schedule, exhibit or annexure to this Deed;

(i)	where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(j)	a reference to time is to Western Standard Time as observed in Perth, Western Australia;

(k)	where an action is required to be undertaken on a day that is not a Business Day it shall be undertaken on the next Business Day;

(l)	a reference to a payment is to a payment by bank cheque or such other form of cleared funds the recipient otherwise allows in the relevant lawful currency specified; and

(m)	a reference to $ or dollar is to the lawful currency of the Commonwealth of Australia.

2.	ESCROW RESTRICTIONS

2.1	Restrictions

(a)	Subject to clause 2.2, during the Escrow Period, none of the Holders may do any of the following:

(i)	dispose of, or agree or offer to dispose of, the Restricted Securities;

Attachment to Schedule 1.1

(ii)	create, or agree or offer to create, any security interest in the Restricted Securities; or

(iii)	do, or omit to do, any act if the act or omission would have the effect of transferring effective ownership or control of the Restricted Securities.

(b)	The Parties acknowledge that, during the Escrow Period:

(i)	the power to exercise, or control the exercise of, a right to vote attached to a Restricted Security will not be affected; and

(ii)	the Holders may participate in any return of capital made by the Company.

2.2	Exceptions to the Escrow

(a)	Each Holder may during the Escrow Period:

(i)	indicate that it will accept an offer to buy or transfer;

(ii)	agree to transfer or sell; and

(iii)	transfer or sell,

any Restricted Securities to a bidder pursuant to a takeover offer under Chapter 6 of the Corporations Act where holders of at least 50% of the bid class securities in the capital of the Company (excluding the Restricted Securities) have accepted the takeover offer. Each of the Holders acknowledges and agrees that the provisions of this Deed will continue to apply to the Restricted Securities in the event that such takeover offer does not become unconditional.

(b)	The Restricted Securities may be transferred or cancelled during the Escrow Period as part of a scheme of arrangement under Part 5.1 of the Corporations Act.

(c)	The Restricted Securities may be transferred or cancelled during the Escrow Period as part of any other reorganisation of capital undertaken by the Company, including any share buy-back or capital reduction.

3.	HOLDING LOCK

3.1	Acknowledgement

Subject to clause 2.2 of this Deed, the Parties acknowledge and agree that during the Escrow Period:

(a)	the Restricted Securities will be subject to a Holding Lock;

(b)	the Company may apply the Holding Lock and prevent a transfer of the Restricted Securities by either:

(i)	requesting the Share Registry to apply the Holding Lock; or

Attachment to Schedule 1.1

(ii)	refusing to register a paper-based transfer document in respect of the Restricted Securities; and

(c)	in the event it is determined by agreement or by any legal proceeding or otherwise pursuant to the Purchase Agreement that any of the Restricted Securities will be used to cover any losses suffered by the Company or its wholly owned subsidiary, the Company may cancel such Restricted Securities pro-rata from the number of each Holder’s number of Restricted Securities listed on Item 4 of the Schedule.

3.2	Notification

If the Company requests the Share Registry to apply a Holding Lock in respect of the Restricted Securities or refuses to register a transfer of the Restricted Securities in accordance with clause 3.1, the Company must inform the Holders in writing of such request or refusal and the reason(s) for it within 5 Business Days of the request or refusal.

4.	COMPANY OBLIGATIONS

4.1	The Company warrants that:

(a)	the Restricted Securities are not ‘restricted securities’ as that term is defined in the ASX Listing Rules; and

(b)	it has provided ASX with all relevant information and made all necessary disclosures in relation to the voluntary escrow arrangements under this Deed and has complied with the ASX Listing Rules at all times.

4.2	The Company agrees that it will comply with the requirements of the ASX Listing Rules in relation to this Deed at all times, including but not limited to the disclosure requirement under Rule 3.10A of the ASX Listing Rules.

5.	CONSEQUENCES OF BREACHING THIS DEED

5.1	Prevention of breach

If it appears to the Company that a Holder may breach this Deed, the Company may take all steps necessary to prevent the breach or to enforce this Deed.

5.2	Consequence of breach

If a Holder breaches this Deed, each of the following applies:

(a)	the Company must take the steps necessary to enforce the Deed, or to rectify the breach; and

(b)	the Company must refuse to acknowledge, deal with, accept or register any sale, assignment, transfer or conversion of any of the Restricted Securities. This is in addition to other rights and remedies of the Company.

Attachment to Schedule 1.1

6.	NOTICES

6.1	Notices in writing

Each notice authorised or required to be given to a Party shall be in legible writing and in English addressed to the Party’s address set out in clause 6.2 (or such other address nominated in accordance with clause 6.3).

6.2	Initial address of Parties

The initial address of the Parties shall be as set out in the schedule.

6.3	Change of Address

Each Party may from time to time change its address by giving notice pursuant to clause 6.1 to the other Parties.

6.4	Receipt of notice

Any notice given pursuant to this Deed will be conclusively deemed to have been received:

(a)	in the case of personal delivery, on the actual day of delivery;

(b)	if sent by regular post, six Business Days from and including the day of posting;

(c)	if sent by priority post, four Business Days from and including the day of posting;

(d)	if sent by post to or from a place outside Australia, ten Business Days after the date of posting; or

(e)	if sent by facsimile, when a facsimile confirmation receipt is received indicating successful delivery,

but if the delivery or receipt is on a day that is not a Business Day or is after 5:00 pm (addressee’s time) it is regarded as received at 9:00 am on the following Business Day.

7.	FURTHER ASSURANCE

Each Party shall sign, execute and do all deeds, acts, documents and things as may reasonably be required by the other Party to effectively carry out and give effect to the terms and intentions of this Deed subject to such conduct not being in contravention of the Corporations Act, ASX Listing Rules or any other applicable law.

8.	SOLE UNDERSTANDING

This Deed (and to the extent referred to, the Purchase Agreement) shall constitute the sole understanding of the Parties with respect to the subject matter and replaces all other agreements with respect thereto.

Attachment to Schedule 1.1

9.	SEVERANCE

If any provision or part of a provision of this Deed is held or found to be void, invalid or otherwise unenforceable in accordance with its terms (whether in respect of a particular party or generally), it will be deemed to be severed to the extent that it is void or to the extent of voidability, invalidity or unenforceability, but the remainder of that provision will remain in full force and effect and all other provisions which are self-sustaining and capable of separate enforcement without regard to the invalid provision shall be and continue to be valid and forceful in accordance with their terms.

10.	VARIATION

11.	NO MODIFICATION OR ALTERATION OF THE TERMS OF THIS DEED SHALL BE BINDING UNLESS MADE IN WRITING DATED SUBSEQUENT TO THE DATE OF THIS DEED AND DULY EXECUTED BY THE PARTIES. POWER OF ATTORNEY

Each of the Holders hereby grants the Company power of attorney to make such amendments to this Deed as are necessary to comply with or satisfy the requirements and conditions of ASX, the Australian Securities & Investments Commission or both.

12.	CONSENTS

Unless this Deed expressly provides otherwise, a consent under this Deed may be given or withheld in the absolute discretion of the Party entitled to give the consent and to be effective must be given in writing.

13.	WAIVERS

Without limiting any other provision of this Deed, the Parties agree that:

(a)	failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this Deed by a Party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Deed;

(b)	a waiver given by a Party under this Deed is only effective and binding on that Party if it is given or confirmed in writing by that Party; and

(c)	no waiver of a breach of a term of this Deed operates as a waiver of another breach of that term or of a breach of any other term of this Deed.

14.	GOVERNING LAW

This Deed shall be governed by and construed in accordance with the law from time to time in the State of Western Australia and the Parties agree to submit to the non-exclusive jurisdiction of the courts of Western Australia and the courts which hear appeals therefrom.

Attachment to Schedule 1.1

15.	COUNTERPARTS

This Deed may be entered into in any number of counterparts (including by way of facsimile or electronic mail) and by the parties on separate counterparts, each of which when executed and delivered will be an original, but all of which will together constitute one and the same instrument.

16.	TERMINATION

The Parties agree that at the end of the Escrow Period, the Restricted Securities shall be released to the Holders immediately and no restrictions shall apply to the sale or disposal of such securities and this Deed shall automatically terminate.

Attachment to Schedule 1.1

SCHEDULE

Item 1	Company’s name and notice details

G Medical Innovations Holdings Limited (ARBN 617 204 743)

Address:	C/- Otsana Pty Ltd, 108 Outram Street, WEST PERTH WA 6005

Telephone:	+1 345 749 2000

Attention:	Company Secretary

Item 2	Holders’ names and notice details

Name:

Address:

Attention:

Item 3	Escrow Period

6 months commencing on the Closing Date, but subject to any extensions as provided in the Purchase Agreement in connection with any claims and indemnities.

Item 4	Particulars of Restricted Securities

[number] fully paid ordinary shares in the capital of the Company. Each Holder shall initially own such number of Restricted Securities as described below:

Holder	Number of Restricted Securities

Attachment to Schedule 1.1

EXECUTED by the Parties as a deed.

EXECUTED BY	)
G MEDICAL INNOVATIONS HOLDINGS LTD	)
ARBN 617 204 743)
in accordance with its constituent	)
documents and place of incorporation:	)

Signature of director		Signature of director/company secretary*

Name of director		Name of director/company secretary*
*please delete as applicable

SIGNED by [INDIVIDUAL] in the presence of:	)
)
)
)
)

Signature of witness		Signature

Name of witness

EXECUTED BY	)
[COMPANY NAME]	)
[COMPANY NUMBER]	)
in accordance with its constituent	)
documents and place of incorporation:	)

Signature of director		Signature of director/company secretary*

Name of director		Name of director/company secretary*
*please delete as applicable

Schedule 2.4(d)

LIST OF RELIEF PAYMENTS TO BE MADE AT CLOSING

The attached is herein incorporated by reference.

The amounts provided for the Liabilities and Indebtedness of the Company and CDS set forth on the attached hereto are current as of the date set forth therein.

Attachment to Schedule 2.4(d)

Immediate Payments to be Made at Closing
October 25, 2017

N/P - Cardiostaff
Roger DeMark	10,000.00
Alan E. & Kay E. Gustin Living Trust	1,250.00
Nicolas J. & Denise L. Shane 2004 Living Trust	12,748.20
Wellenstein 2006 Living Trust	7,462.33
Thomas Zoeller	3,217.18
Cardiac Advancements, LLC	53,302.54
Antares LLC	23,078.94
Cardiac Leasing LLC	6,087.00
Nicolas J. & Denise L. Shane 2004 Living Trust	4,565.28
Total N/P Cardiostaff		121,711.47

N/P - Cardiac Diagnostic Services Code
Douglas Labuda DAL4	4,040.94
Douglas Labuda DAL3	3,459.06
Leonard Labuda LJL2	4,040.94
Leonard Labuda LJL4	3,459.06
Muirfield Metals MM1	4,000.00
Muirfield Metals MM2	12,000.00
Muirfield Metals MM3	6,027.06
Douglas Labuda DAL2	31,486.47
Leonard Labuda LJL3	31,486.47
Total N/P Cardiac Diagnostic Services		100,000.00

Other - Cardiostaff
Timothy Lohman	50,000.00
Susan Wendland	50,000.00
Total N/P Cardiac Diagnostic Services		100,000.00

A/P - Cardiostaff
Canon Copier	285.14
CardioCom	9,131.97
Central Texas Refuse	622.45
Complete Medical Management	300.00
Datrix	22,853.10
DMS-Service LLC	14,733.70
Federal Express	7,470.49
GCS Technnologies	2,933.58
Grande Communications	6,205.95
H and M Austin Management, Inc.	6,474.31
John R. Chance	1,500.00
Lori A. Watt	85,000.00
Lynn Medical	6,727.19
Oneil Cannon Hollman DeJong & Laing	51,450.06
Safeshred	657.00

Scrypt, Inc.	1,013.16
Select Premium Services	6,592.60
Square Bottle Solutions, LLC	4,962.50
Verizon Wireless	2,755.49
Winter, Kloman, Moter & Repp	10,000.00

Total A/P – Cardiostaff		241,668.69

A/P - Cardiac Diagnostic Services
Augustus Beck, MD	2,333.33
American Insurance	1,500.00
AMI Cardiac Monitoring	3,600.00
AT&T Mobilitity	7,172.31
EME Company	777.60
F.H. Medical Services	7,864.37
Friedman, Leavitt & Assoc.	7,242.00
Hahn, Loeser & Parks	3,964.58
Lynn Medical	7,205.63
One Independence Place	21,604.29
PNC Bank	29,729.45	92,993,56
Total A/P - Cardiac Diagnostic Services

COMBINED TOTALS OF PAYMENTS TO BE MADE AT CLOSING	656,373.72

Schedule 2.5(a)

SELLER PERCENTAGE SHARE

Seller	Percentage of Consideration Shares	Percentage of Pre-Closing Accounts Receivable
Cardiac Advancements, LLC	55%	55%
Douglas A. Labuda	18%	18%
Leonard Labuda	4.5%	4.5%
Ronald Ciocca	9%	9%
Bradley Labuda	4.5%	4.5%
Scott Labuda	4.5%	4.5%
Pamela Skelton	4.5%	4.5%

Schedule 3.2(ii)

CONSENTS

Third-party consent is required in the event of any change in control under the following Contracts:

1.	Corporate Resolution to Borrow/Grant Collateral dated as of May 21, 2015 by Company.

2.	Promissory Note by and between Company and Regions Bank dated as of May 21, 2015 (“Regions Note”).

3.	Commercial Guaranty by Timothy L. Lohman dated as of May 21, 2015.

4.	Commercial Guaranty by Susan J. Wendland dated as of May 21, 2015.

5.	Commercial Security Agreement by and between Company and Regions Bank dated as May 21, 2015

6.	Agreement to Provide Insurance by and between Company and Regions Bank dated as May 21, 2015

7.	Notice to Final Agreement by and between Company and Regions Bank dated as May 21, 2015

Third-party consent is required in the event of any assignment by CDS under the following Contracts:

1.	AT&T Machine to Machine Wireless Communications Agreement dated as of July 10, 2015 by and between CDS and AT&T Mobility II, LLC

2.	Image Management Agreement dated as of July 16, 2014 by and between CDS and C.C.T. Financial.

3.	Cost-Per-Copy Agreement dated as of September 27, 2012 by and between CDS and C.C.T. Financial.

4.	Equipment Lease Agreement dated as of February 25, 2013 by and between CDS and Wells Fargo Financial Leasing, Inc.

Schedule 3.4

CAPITALIZATION OF THE COMPANY IMMEDIATELY PRIOR TO THE CLOSING

Name	Number of Shares (common)
Cardiac Advancements, LLC	165,000
Douglas A. Labuda	54,000
Leonard Labuda	13,500
Ronald Ciocca	27,000
Bradley Labuda	13,500
Scott Labuda	13,500
Pamela Skelton	13,500
TOTAL	300,000

Schedule 3.5

FINANCIAL DISCLOSURES

CDS Financial Statements from fiscal years 2016 and 2017 are unaudited and do not conform to accrual basis accounting methods. Revenue was booked using a cash basis method. No accrual adjustments were made.

The accounts receivable shown on the Financial Statements from both Company and CDS are not representative of fully collectible amounts. Such accounts receivable collections may be significantly reduced by insurance company discounts, allowances, copays, deductibles, uncollectible debt, and uncollectible accounts receivable which has accrued over time.

Schedule 3.6

(inclusive of Schedule 3.6(a)(iii) and Schedule 3.6(b))

DISCLOSED LIABILITIES

Schedule 3.6(a)(iii)

CONTRACTS LIABILITIES

The Payer Agreements require third-party consent to assign. CDS did not obtain such third-party consents prior to the Merger. CDS’ failure to obtain such third-party consents shall in no way be deemed to be a breach of this Section 3.6.

Schedule 3.6(b)

ASSUMED LIABILITIES

The attached is incorporated herein.* The amount owed under the Regions Note set forth on the attachment is to be updated pursuant to the payoff statement attached hereto.

The UCC Filing referenced on Schedule 3.10 is incorporated herein.

The amounts provided for the Liabilities and Indebtedness of the Company and CDS are current as of the dates set forth therein.

Attachment to Schedule 3.6(b)

	Balance as of 10/25/17	Payments at Closing	Balance Due	Related Party

Cardiostaff N/P
Regions Bank	74,672.64	0.00	74,672.64
Alian Farnham #3	26,680.95	0.00	26,680.95
Alian Farnham #4	39,318.74	0.00	39,318.74
Roger DeMark	35,152.47	10,000.00	25,152.47
Gustin - Al	51,250.00	1,250.00	50,000.00
Gustin - Bill	46,203.09	0.00	46,203.09
Nicolas Shane 1	46,263.08	12,748.20	33,514.88
Wellenstein	57,462.33	7,462.33	50,000.00
Thomas Zoeller	3,217.18	3,217.18	0.00
Master Note	398,702.54	53,302.54	345,400.00	398,702.54
Antares	302,823.68	23,078.94	279,744.74	302,823.68
Cardiac Leasing	39,461.54	6,087.00	33,374.54	39,461.54
Nicolas Shane 2	31,526.75	4,565.28	26,961.47
Hehl	25,000.00	0.00	25,000.00
Lending Club	36,318.79	0.00	36,318.79	36,318.79
CS A/P (See Attached)	564,178.58	241,668.69	322,509.89	261,648.96
Accrued Payroll	225,062.00	100,000.00	125,062.00	225,062.00

Total Cardiostaff Debt	2,003,294.36	463,380.16	1,539,914.20	1,264,017.51

CDS N/P (See Attached)	984,441.11	100,000.00	884,441.11	884,441.11

CDS A/P (See Attached)	232,272.84	92,993.56	139,279.28	0

Total CDS Debt	1,216,713.95	192,993.56	1,023,720.39	884,441.11

Total Combined Debt	3,220,008.31	656,373.72	2,563,634.59	2,148,458.62

Maximum	3,220,000.00	657,080.19

Over (Under)	8.31	(706.47)

NOTE: Balance Due as of 10/25/17 includes Accrued Interest through 9/30/17

1:23 PM
10/25/17

Cardiostaff Corporation
A/P Aging Summary
As of October 25, 2017

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
American College of Cardiology	0.00	1,800.00	0.00	0.00	0.00	1,800.00
Canon Copier	286.23	0.00	285.14	0.00	0.00	571.37
CardioCom	0.00	0.00	0.00	0.00	9,131.97	9,131.97
Central Texas Refuse	0.00	124.49	124.49	124.49	248.98	622.45
City of Austin	1,222.30	0.00	0.00	0.00	0.00	1,222.30
Complete Medical Management	150.00	150.00	0.00	150.00	0.00	450.00
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]
Datrix	0.00	0.00	0.00	0.00	22,353.10	22,353.10
DMS-Service LLC	0.00	7,358.70	7,375.00	0.00	0.00	14,733.70
Federal Express	517.89	2,837.56	2,624.45	2,074.21	3,579.36	11,633.47
Federal Express - Smart Post	0.00	0.00	292.10	0.00	0.00	292.10
GCS Technnologies	0.00	265.21	0.00	0.00	2,668.37	2,933.58
Go Pure Water Tech, LLC	0.00	0.00	64.90	0.00	194.70	259.60
Grande Communications	0.00	1,818.65	822.64	808.43	6,205.95	9,655.67
Graphic Controls	0.00	334.08	0.00	0.00	0.00	334.08
H and M Austin Management, Inc.	0.00	6,474.31	0.00	0.00	0.00	6,474.31
Henry Lucid, M.D.	0.00	0.00	0.00	0.00	8,400.00	8,400.00
John R. Chance	0.00	0.00	0.00	0.00	1,500.00	1,500.00
Language Line Services	0.00	0.00	0.00	0.00	959.32	959.32
Lori A. Watt	1,100.00	88,013.75	19,214.47	12,576.19	140,744.55	261,648.96
Lynn Medical	1,752.33	511.97	2,017.65	225.92	6,311.96	10,819.83
Oneil Cannon Hollman DeJong & Laing	29,390.53	0.00	0.00	22,059.53	0.00	51,450.06
RoamingCode, Inc.	0.00	0.00	0.00	0.00	3,525.00	3,525.00
Safeshred	48.00	73.00	0.00	73.00	511.00	705.00
ScottCare	0.00	0.00	0.00	0.00	23,841.50	23,841.50
Scrypt, Inc.	0.00	300.27	334.82	329.41	348.93	1,313.43
Select Premium Services	0.00	6,592.60	0.00	0.00	0.00	6,592.60
Square Bottle Solutions, LLC	0.00	0.00	0.00	0.00	4,962.50	4,962.50
Travelers CL Remittance Center	0.00	2,484.00	0.00	0.00	0.00	2,484.00
Uline	251.02	779.12	166.76	0.00	0.00	1,196.90
United Healthcare	9,360.84	0.00	0.00	0.00	0.00	9,360.84
Universal Medical	0.00	0.00	0.00	0.00	68,986.32	68,986.32
VasoSolutions	2,219.13	0.00	0.00	0.00	0.00	2,219.13
Verizon Wireless	0.00	2,755.49	0.00	0.00	0.00	2,755.49
Winter, Kloman, Moter & Repp	0.00	4,950.00	0.00	0.00	14,040.00	18,990.00
[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]	[redacted]

Page 1 of 1

Attachment to Schedule 3.6(b)

Cardiac Diagnostics Debt Schedule

	Name of Creditor	Type	CODE	Original Amount	Balance as of 9/19/17 (excluding interest)	Interest Rate	Maturity Date
1	Douglas Labuda	Promissory Note	DAL 2	$125,000.00	$125,000.00	0.05	11/1/18
2	Leonard Labuda	Promissory Note	LJL 3	$125,000.00	$125,000.00	0.05	11/1/18
3	Douglas Labuda	Short Term Loan	DAL 4	$4,040.94	$4,040.94	0.08	2/1/18
4	Leonard Labuda	Short Term Loan	LJL 2	$4,040.94	$4,040.94	0.08	2/1/18
5	Douglas Labuda	Short Term Loan	DAL 3	$3,459.06	$3,459.06	0.08	1/1/18
6	Leonard Labuda	Short Term Loan	LJL 4	$3,459.06	$3,459.06	0.08	1/1/18
7	Staffinders Inc.	Note	Staff 1	$135,099.81	$135,099.81	0.05	12/1/18
8	Muirfield Metals Inc.	Note	MM 1	$4,000.00	$4,000.00	0.08	12/1/17
9	Douglas A Labuda	Note	Dal 1	$288,657.12	$288,657.12	0.07	3/1/20
10	Leonard J Labuda	Note	LJL 1	$273,657.12	$273,657.12	0.07	2/1/20
11	Muirfield Metals Inc.	Note	MM 2	$12,000.00	$12,000.00	0.08	4/1/18
12	Muirfield Metals Inc.	Note	MM 3	$6,027.06	$6,027.06	0.08	1/1/18
				$984,441.11	$984,441.11		

Notes:

1, 2 Promissory Note to Douglas A Labuda and Leonard J Labuda to pay off Hunitington Bank Loan. Payoff schedule as outlined in Note.

11,12 Initial investment

Attachment to Schedule 3.6(b)

5:01 PM

10/20/17

Cardiac Diagnostic Services
A/P Aging Summary
As of October 20, 2017

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
A T & T	165.88	0.00	0.00	0.00	0.00	165.88
A T & T IP Services	0.00	1,565.61	1,577.00	1,579.79	10,299.48	15,021.88
Advanced Cardiovascular Consultants, Inc.	210.00	330.00	30.00	0.00	0.00	570.00
Agustus A. Beck, M.D.	0.00	1,000.00	0.00	0.00	3,333.33	4,333.33
Amer Insurance	0.00	0.00	0.00	0.00	1,500.00	1,500.00
AMI Cardiac Monitoring, Inc.	0.00	0.00	0.00	0.00	3,600.00	3,600.00
AT&T Mobility-CC	0.00	2,687.38	2,689.74	2,687.38	5,381.02	13,445.52
AT&T U-Verse	162.01	0.00	0.00	0.00	0.00	162.01
Bodnar Printing	0.00	33.36	66.72	0.00	0.00	100.08
C C T FINANCIAL	745.68	745.68	0.00	0.00	0.00	1,491.36
C.C.T. FINANCIAL	0.00	342.79	0.00	0.00	0.00	342.79
Change Healthcare	0.00	58.82	0.00	0.00	0.00	58.82
Doug Labuda	0.00	158.88	0.00	0.00	0.00	158.88
EME Company	1,687.50	1,304.10	0.00	0.00	0.00	2,991.60
F.H. Medical Services, Inc.	0.00	0.00	0.00	0.00	11,433.87	11,433.87
French Creek Medical	111.35	0.00	0.00	0.00	0.00	111.35
Friedman, Leavitt & Assoc., Inc.	671.50	0.00	0.00	0.00	13,399.50	14,071.00
Greater Cleveland Partnership	0.00	0.00	78.67	0.00	0.00	78.67
Hahn Loeser & Parks LLP	0.00	2,249.00	0.00	0.00	5,253.16	7,502.16
HealthSmart Preferred Network	0.00	0.00	0.00	0.00	227.70	227.70
Henry Schein Medical Systems, Inc.	187.94	0.00	0.00	0.00	0.00	187.94
Huntington Bank	0.00	0.00	0.00	0.00	0.00	0.00
Level7 LLC	687.50	0.00	125.00	462.50	0.00	1,275.00
Lynn Medical	0.00	0.00	332.75	3,155.08	9,693.69	13,181.52
Medical Publishing	0.00	0.00	0.00	0.00	195.00	195.00
MERITECH, INC.	0.00	348.21	0.00	0.00	0.00	348.21
Muirfield Metals	0.00	0.00	0.00	0.00	0.00	0.00
Neofunds By Neopost	0.00	254.64	105.29	168.81	-53.00	475.74
Northwestern Mutual	0.00	640.82	0.00	0.00	-640.82	0.00
Ohio Bureau of Workers' Compensation	58.51	0.00	0.00	0.00	0.00	58.51
One Independence Place	0.00	3,457.45	0.00	0.00	23,714.50	27,171.95
OptumInsight	0.00	102.90	0.00	0.00	0.00	102.90
Paul D. Justus	0.00	7.06	0.00	0.00	0.00	7.06
PNC BANK	3,736.60	4,349.97	4,397.58	0.00	17,893.70	30,377.85
Prestige Printed Products	0.00	0.00	0.00	0.00	-485.68	-485.68
Quill Corporation	435.01	339.88	102.59	0.00	0.00	877.48
Rebecca Ilko	0.00	24.69	0.00	0.00	0.00	24.69
RhythMedix	0.00	0.00	0.00	0.00	6,296.14	6,296.14
Roy A. Yarris	62.11	0.00	0.00	0.00	0.00	62.11
Staffinders, Inc.	0.00	0.00	0.00	0.00	0.00	0.00
ULINE	252.27	0.00	0.00	0.00	0.00	252.27
Universal Medical Inc.	0.00	0.00	0.00	0.00	71,589.45	71,589.45
We Sell Batteries.Com	0.00	0.00	0.00	0.00	2,160.00	2,160.00
Wells Fargo Financial Leasing	344.80	0.00	0.00	0.00	0.00	344.80
TOTAL	**9,518.66**	**20,001.24**	**9,505.34**	**8,053.56**	**184,791.04**	**231,869.84**

Page 1

Attachment to Schedule 3.6(b)

Regions Bank
P. O. Box 1984
Birmingham, AL 35201

REGIONS

Date: 10/26/17

Name: CARDIOSTAFF CORPORATION

Authorized Agent:

Loan Number: 01 713 000000007000120646

This letter is in response to your request for the amount that will be required to pay your loan identified above in full. The payoff information for your loan is:

Payoff Balance: (10/26/17)	$ 75,021.11
Principle Amount:	$ 74,672.64
Interest Amount:	$ 348.47
Ten Payoff Date: (11/05/17)	$ 75,145.57
Per Diem:	$ 12.4454
Fee (s): Late Charge	$

*All fees are included in payoff balance.

Collateral Address:
(Required for request form Title Co and Mortgage Co for Texas House Loan Payoff Quote)

Overnight delivery address:	Regular mailing address:
Regions Bank 201 Milan Parkway Birmingham, AL 35211-6946	Regions Bank P O Box 1984 Birmingham, AL 35201

If funds are not received by the Payoff Date set out above, additional interest in the amount of the Per Diem set out above must be paid for each day after the Payoff Date until funds are received. The Payoff Balance could change for various reasons, including, but not limited to, the following:

* Payments received or processed after the date of this letter
* Items returned unpaid by your financial institution
* Potential charges, fees or collection costs imposed after the date of this letter
* Late charges imposed after the date of this letter

Interest will continue to accrue on the unpaid principal balance of your loan until adequate funds are received to pay the loan in full. The issuance of this letter does not suspend the requirement to make your loan payments when they are due.

If we can be of further assistance, please contact us at 1-800-737-1020, option 9, then 1.

Sincerely,
Audrey Willingham
Audrey Willingham
Consumer Loan Operations
Customer Service

Schedule 3.8

CONTRACTS

1. Ancillary Provider Agreement effective November 15, 2013 by and between Company and Blue Cross and Blue Shield of Texas.
2. Medicare Advantage Amendment for Facility Services dated January 18, 2012 by and between Company and Blue Cross and Blue Shield of Texas.
3. Ancillary Provider Agreement for HMO Medicaird/CHIP Network Participation dated September 27, 2011 by and between Company and Blue Cross and Blue Shield of Texas.
4. Participation Agreement by and between CDS and Medical Mutual of Ohio dated as of April 2, 2008.
5. Medicare Provider Amendment dated as of February 1, 2017 by and between Company and Aetna Health Management, LLC.
6. Agreement for Services by and between Cardiovascular Associates, P.C. by and between Company and Cardiovascular Associates, P.C.
7. Medical Enrollment Agreement by and between Seller and U.S.A. Department of Health & Human Services
8. Letter agreement dated as of July 12, 2012 by and between Seller and Trailblazer Health Enterprises, LLC.
9. Regions Note.
10. Professional Provider Agreement dated as of November 12, 2007 by and between Seller and Community Insurance Company.

Schedule 3.10

PERMITTED ENCUMBRANCES

"Permitted Encumbrances" means each and all of the following: (a) statutory liens for Taxes, special assessments or other governmental charges not yet due and payable; (b) statutory, mechanics', laborers', materialmen's or similar liens arising in the ordinary course of business for sums not yet due; (c) statutory and contractual landlord's liens under leases pursuant to which Sellers or Company is a lessee and not in default; (d) title defects or irregularities which are of a minor nature and which do not materially reduce the value of the leased real property so affected or which do not, individually or in the aggregate, materially impair its use in the operation of the Business; and (g) any Encumbrances that will be terminated prior to Closing pursuant to payoff letters reasonably satisfactory to Buyer.

The UCC Financing Statement related to Regions' security interest under the Security Agreement relating to the Regions Bank Note attached to this Schedule 3.10 is herein incorporated.

Attachment to Schedule 3.10

File Number: OH00161093332
Date Filed: 09/10/2012 10:41 AM
Jon Husted
Ohio Secretary of State

UCC FINANCING STATEMENT

FILER INFORMATION

CONTACT INFORMATION FOR FILER

CONTACT EMAIL	CONTACT NAME	CONTACT PHONE	CONTACT FAX
SOSACK@UCCDIRECT.COM	UCC DIRECT SERVICES	713-533-4661	

SEND ACKNOWLEDGMENT TO:

PACKET NO	CLIENT ACCOUNT #
46791902	6522

INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
SERVICES	UCCDIR		

MAILING ADDRESS	CITY	STAT	POSTAL CODE	COUNTRY
KNA: CT LIEN SOLUTIONS	HOUSTON	TX	77253	US

FILE RECORD

FILING TYPE			
Initial			

FILERS UNIQUE	ALTERNATE NAME DESIGNATION	ALTERNATE FILING TYPE
46791902	DEBTOR/SECURED PARTY	UCC

ADDITIONAL INFORMATION	MATURITY DATE

DEBTOR DATA

ORGANIZATION NAME
CARDIAC DIAGNOSTIC SERVICES, INC.

TYPE OF ORGANIZATION	JURISDICTION OF ORGANIZATION	ORGANIZATION ID# (if
CORPORATION	OH	1642787

MAILING ADDRESS	CITY	STATE	POSTAL CODE
4807 ROCKSIDE ROAD STE 610	INDEPENDENCE	OH	44131

COUNTRY	ALTERNATE CAPACITY OF DEBTOR

Attachment to Schedule 3.10

SECURED PARTY DATA

ORGANIZATION NAME				
THE HUNTINGTON NATIONAL BANK				
MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2361 MORSE ROAD	**COLUMBUS**	**OH**	**43229**	

This FINANCING STATEMENT covers the following Collateral:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

Attachment to Schedule 3.10

Amendment - Continuation

File Number: 20170730262
Date Filed: 03/14/2017 09:53 AM
Jon Husted
Ohio Secretary of State

UCC FINANCING STATEMENT AMENDMENT

NAME & PHONE OF CONTACT AT FILER
UCC DIRECT SERVICES PHONE 713-533-4661 FAX

EMAIL CONTACT AT FILER
SOSACK@UCCDIRECT.COM

SEND ACKNOWLEDGMENT TO: (Name and Address)
UCCDIR SERVICES
KNA: CT LIEN SOLUTIONS
HOUSTON, TX 77253

INITIAL FINANCING STATEMENT FILE NUMBER
OH00161093332

☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS (if applicable)

☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

☐ ASSIGNMENT (full or partial):

☑ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

☐ PARTY INFORMATION CHANGE:

Check one of these two boxes — This Change affects ☐ Debtor or ☐ Secured Party of record and Check one of these three boxes to: ☐ CHANGE name and/or address: ☐ ADD name ☐ DELETE name

CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name

ORGANIZATION'S NAME

INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

☐ COLLATERAL CHANGE: Also check one of these four boxes to: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate Collateral

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor.

ORGANIZATION'S NAME
THE HUNTINGTON NATIONAL BANK

INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

OPTIONAL FILER REFERENCE DATA:
52963694

This Financing Statement Amendment ☐ covers timber to be cut ☐ covers as-extracted collateral ☐ is filed as a fixture filing

Name and address of a RECORD OWNER of real estate (if Debtor does not have a record interest):

Description of Real Estate

MICELLANEOUS:

Attachment to Schedule 3.10

JON HUSTED
Ohio Secretary of State

File Reference	SR19406
FS Number:	OH00161093332
Date Filed:	05 September 2017 13:50:25

UCC FINANCING STATEMENT AMENDMENT

FOR FILING OFFICE USE ONLY

NAME OF CONTACT AT FILER:	Lien Solutions B2B User
PHONE NUMBER:	800-331-3282
EMAIL CONTACT AT FILER:	efiling@wolterskluwer.com
SEND ACKNOWLEDGEMENT TO:	Gisella Melendez P.O. Box 29071 Glendale CA 91209-9071

TERMINATION

INITIAL FINANCING STATEMENT FILE NUMBER:

OH00161093332

TERMINATION Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement.

NAME OF THE PARTY AUTHORIZING THIS AMENDMENT

Authorized By Named Secured Party

Name The Huntington National Bank

PACKET NUMBER

53886667

Schedule 3.12

COMPANY INTELLECTUAL PROPERTY

Company:

Logo:

Domain names:

- http://www.cardiostaff.com/
- http://www.cardiostaff.net
- www.cardiostaff.info
- www.cardiostaff.us
- www.cardiostaff.org

Tradename:

- Cardiostaff

CDS:

Domains
- www.CDSCardioReports.com
- www.Cardiacdiagnosticservices.com
- www.CDSTELECOMW.COM

Tradename:

Cardiac Diagnostic Services

Logo

Schedule 3.13

ACCOUNTS RECEIVABLE

COMPANY

See attached.

CDS

See attached:

- A/R Aging Summary
- Open Claims Report-Based on Billing Provider
- Aging Report

Attachment to Schedule 3.13

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ABECY00(	ABELL, CYNTHIA	300.00					300.00
ACEAS00(	ACERRA, ASHLEY	300.00					300.00
ACHKI000	ACHZIGER, KIMBERLY					-40.00	-40.00
ACHMO0(	ACHTERBERG, MOLLY	180.00					180.00
ACOAL00	ACOSTA, ALEXANDRIA			75.00			75.00
ACTRI000	ACTON, RICHARD				7.81		7.81
ADAAA00	ADAMS, AARON					75.00	75.00
ADABA00	ADAMS, BARBARA					7.81	7.81
ADACH00	ADAMS, CHERYL	108.49					108.49
ADALA00	ADAMS, LANITA	178.00					178.00
ADAMA01	ADAMS, MARY					4,700.00	4,700.00
ADKDA00	ADKINS, DANNY					7.81	7.81
ADKME00	ADKINS, MELINDA		178.00				178.00
ADRKA00	ADRIAN, KAREN	80.00					80.00
AGNDU00	AGNANT, DUHAMELLE			150.00			150.00
AGUAD00	AGUILAR, ADAN				300.00		300.00
AGUJA00:	AGUILAR, JAY	300.00					300.00
AGUPE00(	AGUILAR, PEDRO					7.81	7.81
AKIRO000	AKIN, ROSE		148.58				148.58
AKISA000	AKINS, SAMANTHA		80.00				80.00
AKIST000	AKIN, STEVEN					400.00	400.00
ALBAU00	ALBERTHAL, AUDREY					28.71	28.71
ALEAY00	ALEMAYEHU, AYDA			300.00			300.00
ALEJE001	ALEXANDER, JERRY			7.81			7.81
ALETI001	ALEXANDER, TINA					-7.82	-7.82
ALIMO00(	ALI, MOHAMMAD		300.00				300.00
ALLAN01:	ALLGOOD, ANN	300.00					300.00
ALLES001	ALLEN, ESTILL	300.00					300.00
ALLJA021	ALLEN JR, JAMES					7.81	7.81
ALLJA022	ALLEN, JAMES	300.00					300.00
ALLJU002	ALLISON, JUSTIN					32.09	32.09
ALLTA00:	ALLEMAND, TABITHA					4,700.00	4,700.00
ALLYE00(	ALLEN, YEWOUL	7.81					7.81
ALMJO001	ALMON, JONATHAN			7.81			7.81
ALSEM00	ALSPACH, EMERALD			10.85			10.85
ALTST000	ALTENBAUMER, STEPHANIE					180.00	180.00
ALTST001	ALTON, STEPHANIE				14.00		14.00
ALVAL00:	ALVARADO, ALEJANDRO					100.00	100.00
ALVLA00	ALVERSON, LANI			150.00			150.00
ALVYO00	ALVAREZ, YOLANDA			40.00			40.00
ALZMA00	ALZAILAI, MARAM			7.00			7.00
AMACA0(	AMASON, CARLTON			178.00			178.00
AMEJE00(	AMERSON, JEANETTE		178.00				178.00
AMIKI000	AMICON, KIMBERLY					-15.00	-15.00
AMOIS00(	AMORIM, ISABEL		21.69				21.69
AMOSY00	AMOS, SYLVIA				15.00		15.00
AMULA00	AMUNDSON, LAURA			45.00			45.00
ANDAR00	ANDEE, ARCE					21.70	21.70
ANDCH01	ANDREWS, CHARLES	160.00					160.00

Printed on: 2017 10:02:55 PM

Page 1

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ANDPE00:	ANDREWS, PEGGY	300.00					300.00
ANDSA00	ANDERSON, SAMUEL				17.50		17.50
ANDWI00	ANDERSON, WILLIAM					7.81	7.81
ANGVI001	ANGELO, VICTOR					27.54	27.54
ANSKR00(	ANSCHUTZ, KRISTIN			300.00			300.00
ANSLE00(	ANSLEY, LEILA	300.00					300.00
ANTJA002	ANTLEY, JANET					41.02	41.02
APOMA00	APOLINAR, MARIE			300.00			300.00
ARMDO0(	ARMOUR, DORY					2,000.00	2,000.00
ARNED00	ARNOLD, EDITH	300.00					300.00
ARNJA00	ARNOLD HOWARD, JAMIE		21.69				21.69
ARNLI004	ARNOLD, LINDA		1,800.00				1,800.00
ARRJE005	ARRINGTON, JENNIFER					300.00	300.00
ARRLA00	JAIMES ARREOLA, LAURA					-30.03	-30.03
ARRME00	ARROYO, MELISSA				300.00		300.00
ARTCI000	ARTHUR, CINDY				300.00		300.00
ARZAP00(	ARZATE, APRIL					7.00	7.00
ASHBE001	ASHLEY, BENJAMIN		80.00				80.00
ASHBR00	ASHLEY, BRYAN			178.00			178.00
ASHDO00	ASHCRAFT, DONNA				300.00		300.00
ASHNA00	ASHOUR, NADA		31.46				31.46
ATCGE00(	ATCHLEY, GERALD					300.00	300.00
ATKDA00	ATKINS, DAVID		80.00				80.00
ATKDO00	ATKINS, DORAL	80.00					80.00
AUBTO00	AUBREY, TONYA	300.00					300.00
AUSDE00(	AUSTIN, DELMA					-8.71	-8.71
AUTST00(	AUTRY, STEPHEN		80.00				80.00
AVAWI00	AVANT, WILLIAM					-33.12	-33.12
AVIAL000	AVILA, ALEXANDER	2,000.00					2,000.00
AVRCR00	AVRAMESCU, CRISTINA	300.00					300.00
AVRJA00(	AVRAM, JAMES		80.00				80.00
AVRST00(	AVRAM, STEPHEN	80.00					80.00
AZIMO00(	AZIZ, MOHAMMAD					34.98	34.98
BACLE001	BACCUS, LESLIE	5.84					5.84
BACRO00	BACHMAN, ROBERT					-7.78	-7.78
BADBR00	BADLEY, BRANDON					300.00	300.00
BAGSA00	BAGGETT, SAMUEL	178.00					178.00
BAIDI000	BAILEY, DIANNE					300.00	300.00
BAIDO002	BAILEY, DONALD	300.00					300.00
BAIFA000	BAILEY, FAITH					400.00	400.00
BAIJE005	BAILEY, JENNIFER					372.49	372.49
BAIJI002	BAILEY, JIMMY				7.81		7.81
BAKMA0(	BAKER, MARJORIE					-34.94	-34.94
BAKRO00	BAKER, ROYCE	300.00					300.00
BALCE00(	BALLARD, CECIL					1,840.00	1,840.00
BALCE001	BALDERRAMA, CECILIO				7.81		7.81
BANBE00	BANDA, BETTY			7.81			7.81
BANCH00	BANKSTON, CHRISTIE			80.00			80.00
BANCH00	BANKS, CHARLIE		300.00				300.00

Printed on: 2017 10:02:55 PM Page 2

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
BARAN01	BARETA, ANTHONY		7.81				7.81
BARBE00	BARNHILL, BENJAMINE			80.00			80.00

Attachment to Schedule 3.13

BARCH02·	BARNARD, CHARLES			80.00			80.00
BARDA02	BARNETT, DAWANA		80.00				80.00
BARDA02'	BARTON, DAN					34.98	34.98
BARDI006	BARTELT, DIANNE					300.00	300.00
BARJA031	BARRETT, JAMES		34.98				34.98
BARKA01·	BARON, KAREN					300.00	300.00
BARKE01·	BARRETT, KELSIE		80.00				80.00
BARKE01:	BARRETT, KELSIE		80.00				80.00
BARLA00!	BARTZ, LARRY	300.00	7.81				307.81
BARMO00	BARCENAS, MONICA			300.00			300.00
BARRO03'	BARTH, ROBERT		30.00				30.00
BASCH00:	BASSLER, CHARLES	300.00					300.00
BASJE002	BASHAM, JERI	300.00					300.00
BASMO00	BASHEERUDDIN, MOHAMMEI	300.00					300.00
BASRU00(	BASILONE, RUTH					38.89	38.89
BATAL00:	BATES, ALEXIS					75.00	75.00
BATAM00	BATES, AMANDA			40.00			40.00
BATAS001	BATES, ASHLEY					2,000.00	2,000.00
BATCH00·	BATES, CHEYANNE					21.69	21.69
BATKR00(	BATY, KRISTA	300.00					300.00
BATPR00(	BATTLES, PRESTON					7.81	7.81
BATSH00(	BATES, SHIRLEY					8.71	8.71
BATTE00(	BATES, TERESA		75.00				75.00
BAURU00	BAUMANN, RUTH					4,700.00	4,700.00
BEAGA00	BEAUPRE, GARY					-30.64	-30.64
BEAJA012	BEARDEN, JANE	300.00					300.00
BEAJE005	BEACH, JEFFREY		300.00				300.00
BEALO001	BEAM, LORENA					40.68	40.68
BEAMA01	BEAL, MARY					150.00	150.00
BEAME00:	BEATTY, MEGAN					2,000.00	2,000.00
BECGA00:	BECKSTROM BONNEFIL, GABRIELA			380.00			380.00
BECST002	BECK, STEPHEN					198.67	198.67
BECVI002	BECK, VIRGINIA	300.00					300.00
BELAL00(	BELROSE, ALLEN					7.81	7.81
BELDA01	BELT, DARWIN				300.00		300.00
BELKR001	BELL, KRISTOPHER					150.00	150.00
BENAU00	BENESH, AUSTIN				15.00		15.00
BENDI002	BENITEZ, DIEGO					300.00	300.00
BENLI005	BENEFIELD, LINA	300.00					300.00
BENME00	BENNETTS, MELISSA					950.00	950.00
BENMO00	BENTON, MORGAN					45.93	45.93
BENPA00(	BENNINGFIELD, PAULA					300.00	300.00
BENZA00(	BENJAMIN, ZACHARY	150.00					150.00
BERCH01	BERG, CHERYL					7.50	7.50
BERHE00	BERRY, HENRY		80.00				80.00
BERJE010	BERRY, JEFFREY					150.00	150.00
BERPE003	BERGERON, PETER	178.00					178.00

Printed on: 2017 10:02:55 PM Page 3

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
BESKA00(	BESTER, KATHERINE			80.00			80.00
BETJO002	BETANCOURT, JOANNE					25.00	25.00
BEVGL00(	BEVILL, GLORIA					150.00	150.00
BEYEL00(	BEYEA, ELIJAH			300.00			300.00
BEYLI000	BEYER, LINDA		80.00				80.00

Attachment to Schedule 3.13

BEYLI001	BEYER, LINDA		80.00				80.00
BICTH000	BICKHAM, THELMA					400.00	400.00
BIDLU000	RIDDLE, LUTHER					29.84	29.84
BIGJU001	BIGGART, JULIE					38.95	38.95
BINMO00(	BINGENHEIMER, MOLLY					300.00	300.00
BIRCH004	BIRDOW, CHRISTINA					1,800.00	1,800.00
BIRMA00(	BIRD, MARTIN		7.81				7.81
BISEV002	BISHOP, EVELYN					43.53	43.53
BIVBE000	BIVIN, BESSIE	1,800.00					1,800.00
BIXJA000	BIXLER, JAMES		300.00				300.00
BLABE007	BLACK, BERNADETTE	300.00					300.00
BLABY00(	BLACK, BYRON					150.00	150.00
BLACH01	BLAIR, CHRISTINA					27.54	27.54
BLAJU010	BLACK, JULIE			150.00			150.00
BLAMA02	BLACK, MARY				38.74		38.74
BLARI003	BLADES, RICHARD		80.00				80.00
BLASA007	BLACKWELL, SANDRA		7.81				7.81
BLATY00(	BLAZEK, TYLER	180.00					180.00
BLECH003	BLEVINS, CHARLES					300.00	300.00
BLOBE00(	BLOUNT, BETTY				7.81		7.81
BLOCH00	BLOOM, CHARLES			40.14			40.14
BLURI001	BLUM, RICHARD			35.00			35.00
BODSA00	BODAPATI, SANTHA					20.00	20.00
BOEJO001	BOETTNER, JOHN		80.00				80.00
BOHDO00	BOHN, DONALD					39.07	39.07
BOLLA00	BOLATIWA, LANRE					1,800.00	1,800.00
BOLMA00	BOLEN, MACKENZIE					150.00	150.00
BONJA00(	BONDS, JANET		80.00				80.00
BONSH00	BONHAM, SHANNON		178.00				178.00
BORAN00	BOREK, ANTHONY				300.00		300.00
BORJE007	BORSTMAYER, JENNIFER					24.20	24.20
BORRO00	BORNSHLEGEL, RONALD				7.81		7.81
BOSAL00	BOSWORTH, ALVIN		7.81				7.81
BOSHO00(	BOSZORMENYI NAGY, HOLLY			348.67			348.67
BOSSH00(	BOSCO, SHERRY		180.00				180.00
BOWCA0(	BOWERS, CANDACE				100.32		100.32
BOWCY0(	BOWIE, CYNTHIA					30.00	30.00
BOXAN00	BOX, ANGELA	300.00					300.00
BOYDO00	BOYD, DOYLE	300.00					300.00
BOYJE004	BOYLE, JENNIFER		178.00				178.00
BOYPE001	BOYD, PEGGY	300.00					300.00
BRADA01	BRAUN, DAWN		300.00				300.00
BRAFA00(	BRAHIMI, FARUK					-208.15	-208.15
BRAJA028	BRANSDORF, JACK		80.00				80.00

Printed on: 2017 10:02:55 PM Page 4

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
BRAJE007	BRAUN, JENNIFER					-108.49	-108.49
BRAJE012	BRADY, JESSICA			100.32			100.32
BRAKI002	BRADEN, KIMBERLY		160.00				160.00
BRAMA03	BRAATZ, MADELYNN					150.00	150.00
BRANA00	BRAUN, NADJA		80.00				80.00
BRARA00	BRAY, RANDALL					70.00	70.00
BRARU00	BRANTLEY, RUTHIE					7.79	7.79
BRASO00	BRANDA, SONYA	34.98					34.98

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
BRECH01:	BREWER, CHRISTY	57.39					57.39
BREGL001	BREWER, GLENDA	300.00					300.00
BREMA01	BREWSTER, MARGARET					300.00	300.00
BRENI002	BREAZEAL, NICOLE					7.79	7.79
BRERI005	BREMNERGER, RITA			300.00			300.00
BRESH004	BREWSTER, SHANNON					150.00	150.00
BRESU001	BREIER, SUZANNE	7.81					7.81
BRICA010	BRITTON, CAROLYN	160.00					160.00
BRIDE009	BRISENO, DEENA					32.54	32.54
BRIDO004	BRIDGES, DONALD		7.81				7.81
BRIJA015	BRIGHTWELL, JANIE					43.85	43.85
BRIRU002	BRISTOW, RUSSELL					300.00	300.00
BROAM00	BROOKS, AMOS		7.81				7.81
BROAN01	BROWN, ANDREW					-5.00	-5.00
BROAN02	BROWDER, ANDREW	300.00					300.00
BROBO00	BROWN, BONNIDETTE		80.00				80.00
BROCH03	BROWN, CHASE				21.70		21.70
BROCH03	BROWN, CHELSEI		108.49				108.49
BROCO01	BROOKS, CONNIE	7.81					7.81
BRODO02	BROWNING, DONALD		7.81				7.81
BROGA01	BROWN, GAVIN					108.49	108.49
BROJA049	BROWN, JAMES					1,050.00	1,050.00
BROJO030	BROWN, JOY					1,963.51	1,963.51
BROJO034	BROYLES, JONATHAN					21.69	21.69
BROKE02	BROWN, KEVIN		80.00				80.00
BROLA01	BROOME, LAURA	80.00					80.00
BROMA05	BROWN, MARION					300.00	300.00
BROMA05	BROWN, MARCI					300.00	300.00
BROMA05	BROWN, MADISON					49.60	49.60
BROMO00	BROWN, MOLLY					300.00	300.00
BROPA02	BROWNING, PAM			178.00			178.00
BRORA01	BROWN, RACHEL					286.94	286.94
BROSH01	BROOKS, SHARON		80.00				80.00
BROTI006	BROWN, TIMOTHY					-105.00	-105.00
BROWA0	BROWN, WANDA					29.84	29.84
BRUEL001	BRUSEWITZ, ELAINE	300.00					300.00
BRUMI001	BRUNSON, MICHELLE		80.00				80.00
BRYCA00	BRYANT, CAROLYN	80.00					80.00
BRZSC000	BRZINSKI, SCOTT		1,800.00				1,800.00
BUCJU003	BUCK, JUDY		178.00				178.00
BUCKE00	BUCHMANN, KENNETH	300.00					300.00

Printed on: 2017 10:02:55 PM Page 5

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
BUETA00	BUELTER, TAYLOR					10.85	10.85
BUFKA00	BUFORD, KATHY	2,000.00					2,000.00
BULSU001	BULGRIN, SUSAN	7.81					7.81
BUNKI000	BUNDRICK, KIMBERLY		21.49				21.49
BURAM00	BURCHETT, AMANDA					14.00	14.00
BURBA00	BURNETT, BARBARA					-202.22	-202.22
BURBR01	BURCH, BRENDA		34.98				34.98
BURBR01	BURRELL, BRENDA	80.00					80.00
BURCA01	BURRELL MIRAMONTES, CANDACE				7.00		7.00
BURCH02	BURHUS, CHELSEY		80.00				80.00
BURDA01	BURKES, DAVID	300.00					300.00

Attachment to Schedule 3.13

BURDE01:	BURSON, DEBBIE					21.69	21.69
BUREN00	BURGOS, ENCARNACION					-15.00	-15.00
BURJA019	BURHOP, JAMES					150.00	150.00
BURLO00	BURNETTE, LOUIS	300.00					300.00
BURMA03	BURNETT, MARY	178.00					178.00
BURRO00	BURNOP, ROBERT					15.62	15.62
BURWA0(	BURGE, WAUNA			80.00			80.00
BUSAL00	BUSCHHORN, ALDEN	21.69					21.69
BUSBR00(	BUSBICE, BRUCE					40.75	40.75
BUSHO00	BUSH, HOLLY			30.00			30.00
BUTLJ000	BUTUCI, LJILJANA			75.00			75.00
BUTRY00	BUTLER, RYAN					75.00	75.00
BUTTA00:	BUTTS, TAMMIE		80.00				80.00
BUTWA0C	BUTTRAM, WALDEN				180.00		180.00
BUXMA0(	BUXTON, MARCIE					21.69	21.69
BUYGR00	BUYANOVSKY, GREGORY					39.87	39.87
BYRAN00	BYRNE, ANDREW					150.00	150.00
BYREP00(	BYRD JR, EPHRAM					7.81	7.81
BYRVO00	BYRD, VONNA	178.00					178.00
CABAL00:	CABRERA, ALOYS					7.79	7.79
CABKA00	CABALLERO, KARINA					21.69	21.69
CAICH001	CAIN, CHRISTOPHER					400.00	400.00
CALNI002	CALLAWAY, NICHOLE					300.00	300.00
CALPA00(	CALLAHAN, PATSY					-7.79	-7.79
CAMSH00	CAMMILLERI, SHELLEY					75.00	75.00
CANJO00	CANGELOSI, JOHN					7.79	7.79
CANPA00	CANATELLA, PATRICIA				60.00		60.00
CANRA00	CANTU, RAQUEL			108.49			108.49
CAPFR000	CAPUANO, FRANK		300.00				300.00
CARAS00:	CARR, ASHLEY					150.00	150.00
CARCA00	CARLSON, CATHERINE					-107.90	-107.90
CARCE00	CARTER, CEDRIC	80.00					80.00
CARCH01	CARROLL, CHARLES					38.95	38.95
CARCR00	CARBAJAL BENITEZ, CRESEN(	2,000.00					2,000.00
CARDE00:	CARTER, DENISE					-35.08	-35.08
CARFE00:	CARSWELL, FELICIA	80.00					80.00
CARGL00:	CARROLL, GLYNN					9.19	9.19
CARHE00:	CARROLL, HEATHER			160.00			160.00

Printed on: 2017 10:02:55 PM Page 6

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
CARJA049	CARNEY, JAN	300.00					300.00
CARJE031	CARDENAS, JESSICA					300.00	300.00
CARJI003	CARTER, JIMMY					-63.00	-63.00
CARJU009	CARRANZA, JUSTIN					-10.80	-10.80
CARLI017	CARROLL, LINDA					27.54	27.54
CARLI018	CARPENTER, LINDA		80.00				80.00
CARLO01(	CARROLL, LORI				150.00		150.00
CARMA05	CARLISLE, MAXINE	300.00					300.00
CARMI02	CARDEN, MICHAEL		160.00				160.00
CARSU00	CARTER, SUSAN			80.00			80.00
CARSY00	CARNES, SYLVIA					-7.82	-7.82
CARTH00:	CARDEN, THOMAS					11.56	11.56
CARVI010	CARADINE, VIRGINIA	300.00					300.00
CASAL00(	GREGG, ALLISON	338.00					338.00

Attachment to Schedule 3.13

CASAL008	CASEY, ALEXIS		300.00				300.00
CASAL009	CASANOVA, ALEXANDRA	80.00					80.00
CASAL01(	CASANOVA, ALEXANDRA	160.00					160.00
CASCR00:	CASTRO, CRAIG		10.85				10.85
CASEV001	CASE, EVELYN					-8.66	-8.66
CASJA019	CASEY, JASON			1,800.00			1,800.00
CASJO027	CASTRO, JOE					38.95	38.95
CASKA00	CASEY, KATHLEEN		7.81				7.81
CASMA04	CASTRO, MARVIN	108.49					108.49
CASME00	CASTRO, MELINDA			300.00			300.00
CASRU00	CASIAS, RUBEN			300.00			300.00
CATAN00	CATHEY, ANTHONY		150.00				150.00
CAZEL00(	CAZARES, ELIANA			300.00			300.00
CEFCO00(	CEFAI, COLETTE	300.00					300.00
CENRA00	CENTENO, RAUL		7.81				7.81
CERGU00	CERICE, GUSTAVO	80.00					80.00
CESCH00(	CESSOR, CHARLOTTE					150.00	150.00
CESNE000	CESPED, NEAL					190.00	190.00
CHAAL00	CHAPLA, ALMA	21.69					21.69
CHAAM0(	CHAQUETTE, AMARI			475.00			475.00
CHAAN00	CHAVEZ, ANDRES		7.81				7.81
CHABA00	CHAPARRO, BASILIO	300.00					300.00
CHADA01	CHAPMAN, DAVID					150.00	150.00
CHADY00	CHADDRICK, DYLAN			5.00			5.00
CHAJA01(	CHAWLA, JASNOOR		300.00				300.00
CHAMA04	CHAVEZ, MARY		7.81				7.81
CHAMI01	CHAIDEZ, MIGUEL					15.62	15.62
CHARE00	CHAMBLISS, REBECCA	80.00					80.00
CHARI004	CHAIREZ, RICARDO					38.95	38.95
CHECA00	CHEEK, CAROLYN					-189.07	-189.07
CHEMA00	CHERVENKA, MARIAN				300.00		300.00
CHEMA01	CHERRY, MADELINE	1,950.00					1,950.00
CHERO00	CHEREN, ROBERT	300.00					300.00
CHRAR00	CHRISTIANSON, ARTHUR					42.89	42.89
CHRPA00(	CHRISTOPHE, PAMELA					-32.06	-32.06

Printed on: 2017 10:02:55 PM Page 7

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
CHRSH00	CHRZANOWSKI, SHIRLEY		300.00				300.00
CHRWA0(	CHRISTIAN, WANDA					400.00	400.00
CHUCH00	CHU, CHIA					150.00	150.00
CICAN001	CICERO, ANDREW					-7.78	-7.78
CIERI000	CIEZKI, RICHARD				15.63		15.63
CISTA000	CISEK, TADEUSZ					15.62	15.62
CLAAB00	CLAYTON, ABIGAIL				300.00		300.00
CLABA00	CLARK, BARBARA			178.00			178.00
CLABR01	CLARK, BROOKLYN		80.00				80.00
CLADE008	CLARK, DEBRA	300.00					300.00
CLAGE00	CLARK, GEORGE					-8.71	-8.71
CLAJA015	CLARK, JAMES		7.81				7.81
CLAJO005	CLAUSE, JOYCE					23.12	23.12
CLAKE009	CLARK, KENNETH			150.00			150.00
CLARO009	CLANCEY, RODERICK		160.00				160.00
CLASO00(	CLAMON, SONJA					41.71	41.71
CLEAL004	CLEMENT, ALLISON	80.00					80.00

Attachment to Schedule 3.13

CLECH00	CLEMENT, CHARLOTTE		7.81				7.81
CLEJE001	CLEMENTS, JENNIFER					70.42	70.42
CLELA001	CLEGHORN, LAUREN			300.00			300.00
CLODE00	CLOPTON, DEMETRIC		80.00				80.00
COAWE00	COATS, WENDY	80.00					80.00
COBDE00	COBB, DEBORAH	300.00					300.00
COBKE00	COBURN, KEVIN					-150.00	-150.00
CODGE00	CODY, GERALD	1,800.00					1,800.00
COEJE000	COERS, JEANETTE					120.00	120.00
COGHA00	COGHLAN, HAROLD		80.00				80.00
COGMI001	COGGINS, MICKIE			160.00			160.00
COKDE00	COKER, DEANDRA		258.00				258.00
COKGA00	COKER, GAIL		7.81				7.81
COKRE00	COKER, REBECCA		108.49				108.49
COKRO00	COKER, ROXANNA		108.49				108.49
COLAL001	COLE, ALVIS					11.56	11.56
COLBO00	COLLINS, BOBBIE					7.68	7.68
COLCA02	COLEMAN, CATHERINE					16.27	16.27
COLDE01	COLEMAN, DEANGELO			300.00			300.00
COLEM00	COLLIOT, EMMANUEL					75.00	75.00
COLGE00	COLE, GEORGE			21.69			21.69
COLJA004	COLEMAN, JANET					10.31	10.31
COLJO004	COLQUETT, JOHN					20.18	20.18
COLJU005	COLLINS, JUDY					-80.00	-80.00
COLKE00	COLES, KEVIN					-150.00	-150.00
COLKE01	COLLIER, KENDALL		300.00				300.00
COLNE001	COLBERT, NEIL		178.00				178.00
COLST007	COLEMAN, STEPHANIE	27.65					27.65
COLWI00	COLLINS, WILLIAM					-69.69	-69.69
COMDE00	COMPTON, DEBRA	1,800.00					1,800.00
COMSH00	COMPTON, SHERRY					32.54	32.54
CONAL00	CONYNGHAM, ALLISON		30.00				30.00

Printed on: 2017 10:02:55 PM Page 8

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
CONAL00	CONTREARAS, ALEXJANDRO	80.00					80.00
CONGL00	CONN, GLENN					11.56	11.56
CONLA00	CONLEY, LARRY	300.00					300.00
CONSH00	CONE, SHERRY					108.49	108.49
CONTI003	CONNER, TINA					-300.00	-300.00
CONWI00	CONNALLY, WILLIAM	4,700.00					4,700.00
CONWI00	CONNER, WILLIAM			80.00			80.00
COOAM00	COOK, AMY					21.70	21.70
COOAM00	COOK, AMBER		80.00				80.00
COODE00	COOPER, DEWEY					39.07	39.07
COOIO000	COOLEY, IONA	300.00					300.00
COOKA01	COON, KATHLEEN	38.74					38.74
COOMA01	COOK, MARCUS	300.00					300.00
COOSA00	COON, SAMUEL					-28.69	-28.69
COOVI000	COOPER, VINCENT					8.30	8.30
COOWI01	COOKSEY, WILLIE					300.00	300.00
COPGW00	COPELAND, GWENDOLYN					-8.71	-8.71
COPRA00	COPPOCK, RACHEL				7.81		7.81
COQDW00	COQUAT, DWAIN					-108.49	-108.49
CORDA00	CORTEZ, DANIELA			27.54			27.54

Attachment to Schedule 3.13

CORES001	CORONADO, ESTEVAN					300.00	300.00
CORKE00	CORNUTT, KEVIN		178.00				178.00
CORRO01(	CORTEZ, ROXANNE				300.00		300.00
CORSA00	CORNELIUS, SAMANTHA		300.00				300.00
COSMA00	COSTILLA, MARY					300.00	300.00
COSSA001	COSME, SAMANTHA	300.00					300.00
COTCH00	COTTRILL, CHARLES	300.00					300.00
COTPA001	COTTON, PATRICIA					10.31	10.31
COTSH001	COTTON FULTZ, SHELLY					40.00	40.00
COUBI000	COUGHRAN, BILLY					-7.79	-7.79
COULE001	COUNTRYMAN, LEONA					40.08	40.08
COURO00	COUILLARD, ROCKY					50.00	50.00
COVMA0(	COVARRUBIAS, MANUELA					-7.79	-7.79
COVSH00(	COVENEY, SHELBY					-45.00	-45.00
COXCA00	COX, CALI					70.00	70.00
COXGA00	COX, GARY					35.00	35.00
CRABE00	CRAIN, BETTY					7.02	7.02
CRAET00(	CRAFT, ETHAN					150.00	150.00
CRAJO013	CRAWFORD, JOANN	1,800.00					1,800.00
CRALU00	CRAVENS, LUCINDA	39.07					39.07
CRASO00(	CRAFT, SOCORRO		80.00				80.00
CRIJO003	CRISP, JOHN					300.00	300.00
CRIJU000	CRINER, JUNE	300.00					300.00
CRODO00	CROSBY, DONNA					12.02	12.02
CRODY00	CROY, DYLAN					300.00	300.00
CROEV00	CROOM, EVELYN					7.79	7.79
CROFO00(	CROSSMAN, FOREST		300.00				300.00
CROGL00(	CROWE, GLADYS					40.75	40.75
CROLE00(	CROUSE, LEONARD					8.65	8.65

Printed on: 2017 10:02:55 PM Page 9

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
CROMA01	CROCKETT, MARJORIE					9.19	9.19
CROMA02	COWLIN, MARTHA	80.00					80.00
CRORI002	CROCKER, RICK		18.75				18.75
CRORU00	CROOK, RUBY					8.02	8.02
CROSH00	CROSS, SHIRLEY					10.31	10.31
CROSY00(	CROFT, SYLVIA					-69.91	-69.91
CROWI00	CROWE, WILLIAM	300.00					300.00
CROYO00	CROWDER, YOLANDA					40.00	40.00
CRUAU00	CRUZ, AUDON					300.00	300.00
CRUDO00	CRUISE, DONALD					300.00	300.00
CRUJA003	CRUZ, JAYCE					300.00	300.00
CRUSH00	CRUM, SHAWN			430.00			430.00
CULBR001	CULBERSON, BRANDY			108.49			108.49
CULSH00	CULBERT, SHARON			150.00			150.00
CUMAM0(	CUMMINGS, AMY		178.00				178.00
CUNGR00	CUNNINGHAM, GREGORY		2,000.00				2,000.00
CURME00	CURTIS, MELINDA		108.49				108.49
CURSH00(	CURRY, SHERRY					300.00	300.00
CUTDO00	CUTCHALL, DONNY		115.00				115.00
CUTLO00(	CUTLER, LORI					1,950.00	1,950.00
CYCSC00(	CYCHOSZ, SCOTT			1,050.00			1,050.00
CZEFR000	CZEKAJ, FRANK					9.19	9.19
DALAN00	DALLAS, ANITA			7.81			7.81

Attachment to Schedule 3.13

DALSA001	DALTONSMITH, SAUNDRA		80.00				80.00
DALTI000	DALTON, TIMOTHY					41.71	41.71
DAMEL00	DAMS, ELLIE	300.00					300.00
DAMLA00	DAMON, LACEY		150.00				150.00
DANCA00	DANIELS, CALVIN					250.00	250.00
DANDI00C	DANIELS, DIANA		1,800.00				1,800.00
DANJE005	DANIEL, JENNIFER			40.00			40.00
DANJO008	DANNECKER, JOSEPH				108.49		108.49
DANMA0(	DANDREA, MARY					40.58	40.58
DARDE00	DARNETT, DEARRING				40.00		40.00
DARPA00	DARBY, PAUL		35.00				35.00
DATSH00(	DATES, SHIRLEY					7.50	7.50
DAVAL00	DAVISSCHOFIELD, ALTHEA	300.00					300.00
DAVAP00	DAVIS, APRIL	80.00					80.00
DAVDA00	DAVID, DAN					45.93	45.93
DAVEL00	DAVIS, ELMO					300.00	300.00
DAVHE01	DAVIS, HEATHER	80.00					80.00
DAVJA048	DAVIS, JANICE	300.00					300.00
DAVJE008	DAVIS, JENNIFER					41.71	41.71
DAVKA01	DAVIS, KATE	178.00					178.00
DAVLE01(	DAVIS, LENA	300.00					300.00
DAVLO01	DAVISON, LONNIE		300.00				300.00
DAVMC0(	DAVIS, MCKENSIE					-120.69	-120.69
DAVNA00	DAVIS, NATASHA			100.32			100.32
DAVSA00	DAVIS, SANDRA					40.75	40.75
DAVST01	DAVIS, STACY	300.00					300.00

Printed on: 2017 10:02:55 PM Page 10

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
DAVVA00	DAVIS, VANESSA	80.00					80.00
DAYAD00	DAY, ADAM	300.00					300.00
DAYBE00	DAY, BENNY					9.19	9.19
DAYJA00	DAY, JAMES		7.81				7.81
DEAKE00	DEAN, KENNETH		80.00				80.00
DEALL00(	DEAUQUIER, LLOYD				2,000.00		2,000.00
DEARO00	DEAR, ROBERT					10.31	10.31
DEBEL001	DEBENPORT, ELLEN					27.54	27.54
DECRO00	DECKER, ROY	300.00					300.00
DEJSA000	DEJESUS, SAMUEL					415.00	415.00
DELAN01	DELUNA, ANGELITA	300.00		7.81			307.81
DELCE00(	DELANCEY, CECIL					50.90	50.90
DELDI003	DELEON, DIANA					45.00	45.00
DELRO00	DELTORO, ROMEO					150.00	150.00
DELRO00(	DELACRUZ, ROCIO			6.59			6.59
DEMTE00	DEMISSE, TEFERA	150.00					150.00
DENBA00	DENNIS, BARBARA					10.31	10.31
DENBE00	DENDY, BEVERLY	1,800.00					1,800.00
DENLI001	DENNIS, LINDA					-25.00	-25.00
DENTI001	DENEEN, TIANA		150.00				150.00
DENTY00	DENTON, TYRONE					300.00	300.00
DERSA001	DERIEUX, SAVANNAH		80.00				80.00
DERSH00(	DERESZYNSKI, SHIRLEY					7.79	7.79
DESTI000	DESHAZO, TIMOTHY	300.00					300.00
DETJA001	DETWILER, JANET	178.00					178.00
DEUKA00	DEUVALL, KASEY					-10.00	-10.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
DEVLU00(	DEVAUGHN, LUCILLE	300.00					300.00
DEWAP00	DEWITT, APRIL		90.00				90.00
DEWLA00	DEWITT, LAURA	300.00					300.00
DEWWE0(	DEWALT, WENDY					140.00	140.00
DEXAN00	DEXTER, ANDREW		70.00				70.00
DIESA001	DIETERICH, SARA	80.00					80.00
DIFJU000	DIFONZO, JULIE					300.00	300.00
DILPA000	DILLMAN, PATRICIA					60.00	60.00
DILSH002	DILWORTH, SHARI		15.00				15.00
DILWI000	DILLARD, WILLIAM					9.19	9.19
DIOTE000	DION, TERESA			13.28			13.28
DISSY001	DISMAN FUNK, SYLVIA					300.00	300.00
DIXCA001	DIXON, CAROL					300.00	300.00
DIXCE000	DIXON, CEDRIC					300.00	300.00
DIXRO001	DIXON, ROLAND					40.75	40.75
DODJE000	DODGE, JESSICA		300.00				300.00
DODPH00	DODSON, PHILLIP					263.35	263.35
DOMGI00(	DOMINGUEZ, GILBERT			300.00			300.00
DOMJE00:	DOMBECK, JEREMY	60.00					60.00
DONCA00	DONEGON, CALVIN					300.00	300.00
DONDA00	DONALDSON, DAYLE		178.00				178.00
DONMA0(	DONAGHE, MARY	300.00					300.00
DONNA00	DONOHUE, NANCY					4,700.00	4,700.00

Printed on: 2017 10:02:55 PM Page 11

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
DORAU00	DORMAN, AUBREE			70.00			70.00
DORKA00	DORY, KATELYN					40.00	40.00
DOUBE00	DOUGLAS, BEATRICE					40.75	40.75
DOUWA0(	DOUD, WARREN	300.00					300.00
DOWBA0(	DOWELL, BARBARA					150.00	150.00
DREDO00	DREBLOW, DONALD					-8.02	-8.02
DREKA00	DREW, KATHYRN				300.00		300.00
DRERI000	DRESSLER, RICHARD					-7.81	-7.81
DRUDA00	DRUMMOND, DAVID		80.00				80.00
DUECH00	DUET, CHERYL		150.00				150.00
DUEIZ000	DUENEZ, IZEK					900.00	900.00
DUEJO001	DUERLER, JONATHAN	300.00					300.00
DUFDE00	DUFF, DENISE					80.00	80.00
DUFRE00(	DUFAR, REBECCA	300.00					300.00
DUGJA001	DUGGAN, JAMMIE		21.69				21.69
DULCA00	DULANEY, CAMERON					1,800.00	1,800.00
DUMCL00	DUMAS, CLINTON				30.00		30.00
DUNAL00	DUNCAN, ALICE					173.24	173.24
DUNDI002	DUNN, DIANE			250.00			250.00
DUNDO00	DUNLAP, DOROTHY					300.00	300.00
DUNKA00	DUNAWAY, KAREN			108.49			108.49
DUNLE00:	DUNCAN, LEE					10.31	10.31
DUNSH00'	DUNSMORE, SHERYL	80.00					80.00
DUNVI001	DUNCAN, VICTORIA					70.00	70.00
DURDE00:	DURDEN, DEBRA					2,000.00	2,000.00
DURJU00:	DURON, JULIAN	300.00					300.00
DURKR00	DURAN, KRISTINE					262.50	262.50
DURME00	DURST, MELODIE		21.69				21.69
DUTDO00	DUTTON, DONALD			178.00			178.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
DUVEU00	DUVALL SHORT, EUGENIA		5.84				5.84
DWYMA0	DWYER, MARGIE					140.04	140.04
DYEMA00	DYER, MARY	160.00					160.00
EASIN000	EASTER, INGRAM		178.00				178.00
EBEHE00(	EBESATE, HELEN					40.00	40.00
EBETO00(	EBERHART, TONYA					-40.00	-40.00
EBRJE000	EBROM, JERRY		300.00				300.00
EDGHE00	EDGE, HERMAN	300.00					300.00
EDIKR000	EDINGTON, KRISTINA					57.38	57.38
EDMEV00	EDMONSON, EVELYN					180.00	180.00
EDWBI001	EDWARDS, BILLY					220.00	220.00
EDWBR00	EDWARDS, BRIENZ				30.00		30.00
EDWJA00	EDWARDS, JANET		7.81				7.81
EDWJO01	EDWARDS, JODIE		160.00				160.00
EDWTA00	EDWARDS, TARA			180.00			180.00
EFFJO002	EFFINGER, JOAQUIN					7.81	7.81
EGEDA00	EGEME ARI, DAVID					38.95	38.95
EGGER00(	EGGLESTON, ERVIN					11.89	11.89
EICJA000	EICHHOLZ, JAMES					600.00	600.00
EISMA000	EISENBACH, MARCIA					-7.68	-7.68

Printed on: 2017 10:02:55 PM Page 12

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ELDBR001	ELDER, BRYAN	300.00					300.00
ELKDO00	ELKINS, DOUGLAS					10.31	10.31
ELLDI000	ELLIS, DIANA			43.39			43.39
ELLJO011	ELLIS, JOSEF		7.81				7.81
ELLPA001	BARNETT ELLIS, PAULA		80.00				80.00
ELLSH004	ELLIOTT, SHIRLEY		50.00				50.00
ELRKA00(	ELROD, KATHY		80.00				80.00
ELWDA00	ELWELL, DANIEL	1,800.00					1,800.00
EMEDO00	EMER, DOROTHY	2,100.00					2,100.00
ENGDE00	ENGLISH, DELIA				10.38		10.38
ENGJA003	ENGLAND, JAMES					300.00	300.00
ENGMA00	ENGSBERG, MARION					-8.71	-8.71
ENGST00(	ENGELKEN, STEVEN	300.00					300.00
ENNCH00	ENNIS, CHRISTINA					108.49	108.49
ENSPE000	ENSZ, PEARL					39.87	39.87
ENWON0(	ENWEREJI, ONYINYECHI					300.00	300.00
ERGMU00	ERGLE, MUNDI		80.00				80.00
ERNSA00(	ERNST, SANDRA					400.00	400.00
ERWDE00	ERWIN, DEBORAH					20.18	20.18
ESCDA001	ESCOBEDO, DALISIANNA					300.00	300.00
ESCWA00	ESCOBEDO, WANDA		300.00				300.00
ESPDA001	ESPINOZA, DANIEL					41.60	41.60
ESPRA002	ESPINOZA, RAFAELA					20.00	20.00
ESPSA001	ESPINOZA, SAIRA					25.00	25.00
ESTJE002	ESTRADA, JERI					300.00	300.00
ESTMI002	ESTRADA, MICHELLE		70.00				70.00
EUSCO00(	EUSERY, CORA					400.00	400.00
EVACH01	EVANS, CHRISTINE	80.00					80.00
EVACO00	EVANS, COURTNEY					-37.77	-37.77
FAEEL000	FAERBER, ELIZABETH	7.81					7.81
FAFSA000	FAFACH, SARAH	80.00					80.00
FAHBR001	FAHRIG, BRYAN			7.81			7.81

Attachment to Schedule 3.13

FALNO00(	FALCON, NORMA					40.00	40.00
FANDU00	FANNING, DUANE			80.00			80.00
FARAN00	FARRUK, ANEES	300.00					300.00
FARGA00	FARLEY, GARY		80.00				80.00
FARID000	FARLESS, IDORA					10.31	10.31
FARJE004	FARRIS, JEFFREY			80.00			80.00
FARRA00(	FARR, RANDALL					8.24	8.24
FARSU001	FARR, SUSAN					36.49	36.49
FAUBO00	FAUST, BOBBI					1,800.00	1,800.00
FAUCA00	FAULK, CANDICE					21.69	21.69
FAYAM00	FAY, AMANDA					1,050.00	1,050.00
FEEMI000	FEEMAN, MICHAEL			300.00			300.00
FEHNO00(	FEHLHABER, NONA					-807.50	-807.50
FELBR002	FELDMAN, BRIAN					7.81	7.81
FENAG00(	FENSKE, AGNES					249.94	249.94
FERDA00(	FERNANDEZ, DANIEL					300.00	300.00
FERDI002	FERGUSON, DIANNE	27.65					27.65

Printed on: 2017 10:02:55 PM Page 13

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
FEREM001	FERNANDEZ, EMANUEL					300.00	300.00
FERRA00(	FERNANDEZ, RAUL	2,000.00					2,000.00
FERST001	FERGUSON, STEVEN		80.00				80.00
FETJU000	FETKENHAUER, JUDITH					9.19	9.19
FIEDO001	FIELDS, DORIS	1,800.00					1,800.00
FIEST003	FIELDELMAN, STACY	14.00					14.00
FIETR000	FIELD, TRAVIS		300.00				300.00
FILDO000	FILES, DONNIE			34.98			34.98
FINEL002	FINK, ELEANOR				95.00		95.00
FINRO000	FINGER, RONDA					1,800.00	1,800.00
FISMA011	FISCHER, MARY	1,800.00					1,800.00
FISPH000	FISCHER, PHYLLIS			45.00			45.00
FITAL000	FITZPATRICK, ALICIA	300.00					300.00
FITBE001	FITZNER, BETTY					39.48	39.48
FIVSA000	FIVEASH, SARAH	178.00					178.00
FLAMA00	FLAIG, MATTHEW	300.00					300.00
FLAWE00	FLANAGAN, WENDY	64.17					64.17
FLEJO000	FLENER, JOANN					1,800.00	1,800.00
FLELI000	FLETCHER, LISA					57.38	57.38
FLIDE000	FLINN, DEBRA					10.09	10.09
FLIDE001	FLINT, DELORIS		35.00				35.00
FLISA001	FLIPPIN, SARAH	300.00					300.00
FLITA000	FLIPPIN, TABITHA					-18.11	-18.11
FLOBR003	FLORES, BRITNEY	300.00					300.00
FLOCA00(	FLORES, CATHERINE					4,700.00	4,700.00
FLODE005	FLOWERS, DEBBIE					590.00	590.00
FLOGA00(	FLORES, GAVIN			108.49			108.49
FLOMA02	FLORES, MARIA					40.00	40.00
FLOMA02	FLORES, MARGARITA	300.00					300.00
FLORE002	FLORES, REBECCA					43.39	43.39
FOGTE00(	FOGAS, TED					-41.71	-41.71
FOLSA000	FOLLENDER, SANDRA				7.81		7.81
FORAN00	FORD, ANNIE		7.81				7.81
FORGA00	FOREMAN, GARY					300.00	300.00
FORGA00	FORREST, GABRIELLE			300.00			300.00

Attachment to Schedule 3.13

FORJE001	FORD, JEWEL					-57.78	-57.78
FORKI002	FORKER, KIMBERLY					1,800.00	1,800.00
FORMA01	FORBES, MARY	300.00					300.00
FORMA01	FORD, MARYANN				160.00		160.00
FORMI008	FORSYTH, MICHAEL	80.00					80.00
FORSH004	FORD, SHIRLEY					35.00	35.00
FOSMA00:	FOSTER, MARY LOU					23.12	23.12
FOUTH00:	FOUCAULT, THOMAS		7.81				7.81
FOWLE00	FOWLER, LEAANN		30.00				30.00
FOWTA00	FOWLER, TAMMY		80.00				80.00
FOXBE00(	FOX, BETTY					8.71	8.71
FRAER00(	FRANCISCO, ERICA	300.00					300.00
FRAGR00:	FRANK, GREGORIA		300.00				300.00
FRAKE00(	FRAHM, KENNETH					-30.63	-30.63

Printed on: 2017 10:02:55 PM Page 14

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
FRATA00‹	FRANKLIN, TAMARA	300.00					300.00
FRATR00(	FRANKLIN, TROY			7.81			7.81
FREED002	FREEMAN, EDWARD					400.00	400.00
FREGA001	FREDREGILL, GARLAND					17.80	17.80
FRELA006	FRENCH, LANANDA		300.00				300.00
FRENA00:	FREY, NATHAN		150.00				150.00
FRERA005	FREEZE, RAY		108.49				108.49
FRERE004	FRENETTE, RENEE		7.81				7.81
FRILE003	FRITSCHE, LEONARD		7.81				7.81
FRISU001	FRIEDBACHER, SUSAN					300.00	300.00
FROMI000	FROEMMING, MICHAEL			7.81			7.81
FRUJO000	FRUSHOUR, JOHN					-26.70	-26.70
FRYPE000	FRY, PENELOPE	300.00					300.00
FULLO001	FULLER, LOFTON		258.00				258.00
GABLE001	GABLE, LEE				7.81		7.81
GABRA00	GABRIEL, RALPH					-7.79	-7.79
GAICY000	GAILBREATH, CYNTHIA	300.00					300.00
GAILA000	GAILE, LANEY	300.00					300.00
GAIRO001	GAINOUS, RODNEY					2,040.00	2,040.00
GALBA00	GALVEZ, BARBARA					70.00	70.00
GALKR00	GALPIN, KRISTINA					5.84	5.84
GANSH00	GANNAWAY, SHANE					150.00	150.00
GANWE0(	GANN, WELBUN					9.19	9.19
GAOCH00	GAONA, CHRISTINE	300.00					300.00
GAOLI000	GAONA, LILY				300.00		300.00
GARAN02	GARZA, ANDRES		150.00				150.00
GARAR00	GARDNER, ARNOLD					8.66	8.66
GARAR00	GARCIA, ARMANDO					25.00	25.00
GARAU00	GARDNER, AUDREY					-7.30	-7.30
GARCH02	GARCIA, CHRISTOPHER					45.00	45.00
GARDE01	GARZA, DEANNA					-121.93	-121.93
GAREL02(	GARGANO, ELIZABETH					400.00	400.00
GAREL02	GARCIA, ELIJAH			108.49			108.49
GAREV00	GARZA, EVA	300.00					300.00
GARHE00	GARRISON, HELEN	300.00					300.00
GARIS001	GARCIA, ISBELL					-180.00	-180.00
GARJA03:	GARCIA, JACQUELINE					180.00	180.00
GARLI017	GARZA, LINDA					300.00	300.00

Attachment to Schedule 3.13

GARLU01	GARCIA DE LA CRUZ, LUIS					2,000.00	2,000.00
GARMA07	GARCIA, MAXIMILIANO					300.00	300.00
GARMI01	GARCIA, MICHELLE					300.00	300.00
GARMO00	GARABIETA, MONIKE			38.81			38.81
GARRO02	GARDNER, ROBBIE	160.00					160.00
GARTH00	GARRETT, THOMAS					-7.78	-7.78
GARVA00	GARVIN SR, VAUGHN					40.14	40.14
GASGE001	GASTON, GERALD					10.31	10.31
GATLA00	GATEWOOD, LATONYA		80.00				80.00
GATSA00	GATLIN, SANDY					42.98	42.98
GAUTH00	GAULKE, THOMAS	7.81					7.81

Printed on: 2017 10:02:55 PM Page 15

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
GAWGL0	GAWLIK, GLENN		150.00				150.00
GAYEM00	GAYTAN, EMMANUEL	300.00					300.00
GAYLA00	GAYLORD, LARRIE				7.81		7.81
GAYMA0	GAY, MARY	300.00					300.00
GAYNI000	GAY, NIKKI			178.00			178.00
GAYOL00	GAYTAN, OLIVER			300.00			300.00
GAYSH00	GAY, SHANNON					208.69	208.69
GAYWI00	GAYLORD, WILLIAM					300.00	300.00
GEBPR00	GEBERT, PRESTON					32.54	32.54
GEMMA0	GEMMECKE, MARJORIE					8.71	8.71
GENED00	GENTLE, EDGAR		80.00				80.00
GENER00	GENTRY, ERIN					38.95	38.95
GENMA00	GENSLER, MARK			57.07			57.07
GENMA00	GENTRY, MARILYN	250.00					250.00
GENNA00	GENTRY, NANCY	80.00					80.00
GEORI000	GEORGE, RICHARD		86.08				86.08
GHADE00	GHANEM, DEEANNA			108.49			108.49
GIADE000	GIAMMALVA, DEBRA					300.00	300.00
GIBBE002	GIBSON, BEVERLY					7.42	7.42
GIBGL000	GIBSON, GLYNNIS		160.00				160.00
GIBKE000	GIBBS, KELLY					-260.00	-260.00
GIBLY000	GIBSON, LYDIA					43.72	43.72
GIBPA000	GIBBS, PAULA		258.00				258.00
GIBSA003	GIBBS, SARAH					400.00	400.00
GIDBR000	GIDDENS, BRENDA	1,800.00					1,800.00
GILCH012	GILL, CHRISTOPHER			300.00			300.00
GILCO001	GILLETT, CONSTANCE					108.49	108.49
GILDO007	GILREATH, DOUGLAS					20.00	20.00
GILEL002	GILBERT, ELAINE			80.00			80.00
GILEU000	GILLEY, EULA					9.19	9.19
GILHO002	GILES, HOLLAND					51.53	51.53
GILJE013	GILLILAND, JESSE		80.00				80.00
GILJO015	GILL, JOANNE				300.00		300.00
GILKA006	GILLIAM, KATHLEEN					41.71	41.71
GILLI005	GILMER, LILLIAN					39.87	39.87
GILPE001	GILBERT, PEGGY	7.81					7.81
GILRO007	GILLILAND, RONNIE	80.00					80.00
GILVA002	GILMORE, VALERIE					83.49	83.49
GINKA001	TYLER, KANDICE					300.00	300.00
GINTO000	GINGRAS, TOM		21.69				21.69
GLABE001	GLASS, BETTYE					-17.57	-17.57

Attachment to Schedule 3.13

GLAPA00(	GLAZE, PAULETTE				0.60		0.60
GLARE00:	GLASS, REBECCA					108.49	108.49
GLESA00(	GLEASON, SADIE					300.00	300.00
GLETO001	GLENN, TOMEKA			40.00			40.00
GLITA001	GLICK, TAMMY	300.00					300.00
GLOAN00	GLOVER, ANITA	178.00					178.00
GLOBI000	GLOVER, BILLY		7.81				7.81
GLOJO003	GLORIA, JOSE					7.81	7.81

Printed on: 2017 10:02:55 PM Page 16

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
GNIAL000	GNIOTCZYNSKI, ALAN	1,800.00					1,800.00
GOAKR00	GOAD, KRISTIN					21.69	21.69
GOAMA0(	GOAD, MARONICA					7.79	7.79
GODNI002	GODWIN, NICOLLE				21.69		21.69
GOEWA0(	GOEBEL, WALES	300.00					300.00
GOFTH00(	GOFF, THOMAS	38.95					38.95
GOGAP00	GOGGINS, APRIL	178.00					178.00
GOLEU00(	GOLDEN, EULINDA					29.84	29.84
GOLLO00:	GOLDER, LORI					38.95	38.95
GOLLU00	GOLDBERG, LUCINDA					7.81	7.81
GOLRE00(	GOLLIHAR, REBEKAH					150.00	150.00
GOMCA0(	GOMEZ, CARLOS		80.00				80.00
GOMRE00	GOMEZ, REBECCA					850.00	850.00
GOMSH00	GOMEZ, SHASTA					2,000.00	2,000.00
GONAR00	GONZALEZ, ARMANI					60.00	60.00
GONDO00	GONZALEZ, DOMINIQUE					14.00	14.00
GONEL01:	GONZALEZ, ELIZABETH				14.00		14.00
GONJO00	GONZALEZ, JOCELYN					41.71	41.71
GONJU01(	GONZALES, JUANITA					180.00	180.00
GONMA0:	GONZALES, MARYANN	21.69					21.69
GONVI006	GONZALEZ, VICKY				30.00		30.00
GOOAL00	GOODING, ALAN					7.81	7.81
GOOAS00	GOODE, ASHTON	50.00					50.00
GOOCA00	GOOLSBY, CATHERINE					503.92	503.92
GOOLA00	GOODMAN, LAUREL			2,000.00			2,000.00
GOOLE00	GOOLSBY, LETA		160.00				160.00
GORAL00	GORECKI, ALAN					7.81	7.81
GOSJA001	GOSS, JARRONGTAN		7.81				7.81
GOSKA00	GOSSETT, KAREN			80.00			80.00
GOSNA00	GOSDIN, NATALIE					-61.73	-61.73
GOTLI000	GOTHARD, LISA		80.00				80.00
GOULE00	GOURLEY, LEE		150.00				150.00
GOVER00	GOVEA, ERIC		21.69				21.69
GRAAN01	GRADY, ANTHONY		180.00				180.00
GRACA00	GRAF, CARL					8.24	8.24
GRADA01	GRANT, DARYON					40.00	40.00
GRADA01	GRANT, DANIELLE					150.00	150.00
GRAEL01:	GRAY, ELIZABETH		21.69			108.49	130.18
GRAEV00	GRANT, EVON	80.00					80.00
GRAGA00	GRAVES, GAIL					150.00	150.00
GRAJO00	GRAY, JOAN					-68.09	-68.09
GRAKA01	GRAUVOGL, KAITLIN					300.00	300.00
GRAKI003	GRAHAM, KIM				21.70		21.70
GRAPH00	GRAY, PHARARD					1,050.00	1,050.00

Attachment to Schedule 3.13

GRARE00(	GRAINGER, REBECCA	7.81					7.81
GRARO01	GRANT, ROBERT					15.00	15.00
GRARO01·	GRAHAM, ROBERT			80.00			80.00
GREAU00:	GREEN, AUTUMN					21.69	21.69
GRECA00(	GREENBERG, CAROLYN					-45.00	-45.00

Printed on: 2017 10:02:55 PM Page 17

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
GREDE00$	GREEN, DEWEY	80.00					80.00
GREED00:	GREEN, EDITH					39.07	39.07
GREIA000	GREEN, IAN					400.00	400.00
GREJE017	GREER, JEFFERY		80.00				80.00
GREKE00$	GRESHAM BLAB, KEY	7.00					7.00
GREKR00:	GREINER, KRISTEN		150.00			150.00	300.00
GREMA00	GREEN, MARTHA					9.19	9.19
GREMA02	GREINER, MARK				70.00		70.00
GRENA00(	GREINER, NANCY					40.23	40.23
GRERA00:	GREENFIELD, RANDY					-14.00	-14.00
GRERA00:	GREENWALD, RAECHELE			108.49			108.49
GRERO01:	GREEN, ROGER		160.00	80.00			240.00
GRERO01:	GREEN JR, ROY		80.00				80.00
GRETI001	GREENLEY, TIMOTHY	300.00					300.00
GRETR00:	GREGG, TRINA			7.81			7.81
GRICE000	GRIFFIN, CELIA			25.00			25.00
GRIJA005	GRIMM, JAMES					400.00	400.00
GRIJA013	GRILL, JANINE					300.00	300.00
GRIJA014	GRIFFIETH, JASON		300.00				300.00
GRISU002	GRIMES, SUSAN	80.00					80.00
GROLA00·	GROOVER, LAURA	80.00					80.00
GRUCA00	GRUNNET, CASEY		21.69				21.69
GRULA00(	GRUDZIECKE, LARRY					150.00	150.00
GUECA00	GUERTIN, CAROLINA					15.62	15.62
GUEDA00	GUERRA, DANIEL	178.00					178.00
GUEJA006	GUERRERO, JACOB					42.98	42.98
GUEJA007	GUERRERO, JANE			13.28			13.28
GUEJO006	GUEVARA, JORDAN					134.36	134.36
GUERO00:	GUERRERO, ROSEMARY					400.00	400.00
GUIBE000	GUIDO, BENEDETTO					-160.00	-160.00
GULMA00	GULLY, MARCIA					10.00	10.00
GUNJU001	GUNTER, JUDY		34.98				34.98
GUNME00	GUNDER, MELISSA					-30.00	-30.00
GUNRE00(	GUNTER, REBECCA		7.81				7.81
GUNRE00	GUNTER, REBECCA		300.00				300.00
GURAN00	GURLEY, ANTHONY				225.00		225.00
GUSMA00	GUSMAN, MARIA					-37.81	-37.81
GUTCH00·	GUTHRIE, CHARLOTTE		7.81				7.81
GUTFL00(	GUTIERREZ DE OVALLE, FLORA					-120.25	-120.25
GUTJU004	GUTHRIE, JULIE		286.94				286.94
GUTLU00(	GUTIERREZ, LUSAURA					125.00	125.00
HAARO00	HAAS, RONALD	178.00					178.00
HAAWE0(	HAASE, WENDY	300.00					300.00
HAFEL00(	HAFEMEISTER, ELIZABETH					300.00	300.00
HAGCH00	HAGBERG, CHRISTIAN					300.00	300.00
HAGKA00	HAGAN, KATHRYN					475.00	475.00
HAIDH00(	HAIRSTON, DHANITA					100.00	100.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HALDA01	HALES, DAVID	300.00					300.00
HALPU00(	HALESTRYSICK, PURITY					1,800.00	1,800.00

Printed on: 2017 10:02:55 PM Page 18

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HALSH01:	HALE, SHEILA					300.00	300.00
HAMEL00	HAMMOND, ELSIE					-193.67	-193.67
HAMLE00	HAMPTON, LEANN		80.00				80.00
HAMMA0:	HAMRYSAK, MARY				7.81		7.81
HANED00	HANKINS, EDITH	1,800.00					1,800.00
HANJA01	HANNAH, JAMES	300.00					300.00
HANJA02(	HANCOCK, JANICE	300.00					300.00
HANJO00:	HANNAH, JOHN					300.00	300.00
HANME00	HANSON, MELISSA					150.00	150.00
HANWI00'	HANDWERK, WILLIAM	300.00		7.81			307.81
HARAG00	HARRIS, AGNES					28.36	28.36
HARAL01	HARRELL, ALYSSA	40.00					40.00
HARAM01	HARLAN, AMANDA				75.12		75.12
HARCA02	HARRISON, CARLOS				1,800.00	150.00	1,950.00
HARCA03	HARRISON, CAROL		178.00				178.00
HARDE02	HARRIS, DENNY				300.00		300.00
HARDE02	HARMON, DEBRON		80.00				80.00
HAREF00(	HARRIS, EFFIE					249.94	249.94
HAREM00	HARGRAVES, EMMA			21.70			21.70
HAREV00	HARDY, EVINS					40.75	40.75
HARFA00	HARVEY, FAYE					84.75	84.75
HARGL00	HARPER, GLENDA	7.81					7.81
HARHE01	HARTLEY, HELEN					-34.94	-34.94
HARJA041	HARKER, JAMES					-15.00	-15.00
HARJA04	HARRINGTON, JACK					-100.00	-100.00
HARJE041	HARLAND, JEANNE	300.00					300.00
HARJO014	HARRIS, JOAN		7.81				7.81
HARJO044	HARKINS, JODY	178.00					178.00
HARKA02	HARDY, KATHERINE	80.00					80.00
HARLA03	HARDIN, LAURA	300.00					300.00
HARLI028	HARRISON, LISA					-80.00	-80.00
HARMA07	HARDING, MALCOM		150.00				150.00
HARMA07	HARDRICK, MACHELE		178.00				178.00
HARMA07	HARMON, MATTIE	300.00					300.00
HARMI03:	HARRIS, MICHAEL					80.00	80.00
HARMI03	HARRISON, MITCHEL					150.00	150.00
HARMY0(	HARBISON, MYRA	300.00					300.00
HARRI007	HARTWICK, RICHARD			180.00			180.00
HARSA01	HARRISON, SALLY					148.75	148.75
HARST01	HARDY, STEVEN		7.81				7.81
HARTE01	HARRIS, TENYE					7.82	7.82
HARVI014	HARRIS, VICKEY	1,800.00					1,800.00
HASBA00	HASSLER, BARBARA	180.00					180.00
HASLE00(	HASSELL, LESLIE	300.00					300.00
HATAR00	HATCH, ARETHA		21.69				21.69
HAUJO00:	HAUBACH, JOANNE		30.00				30.00
HAWDU0(	HAWTHORNE, DUNCAN	35.00					35.00
HAWLA0(	HAWKINS, LARRY		7.81				7.81
HAWLA0(	HAWTHORNE, LAURA					29.84	29.84

Printed on: 2017 10:02:55 PM Page 19

Attachment to Schedule 3.13

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HAWLA0(	HAWKINS, LACY			80.00			80.00
HAWPH00	HAWTHORNE, PHILLIP					16.03	16.03
HAYAN00	HAYNES, ANNA			80.00			80.00
HAYBR00	HAYDEN, BRIAN		178.00				178.00
HAYJA00:	HAYES, JANICE					-71.35	-71.35
HAYLE00	HAYES, LEONARD		30.00				30.00
HAYME00	HAYNES, MELANIE			80.00			80.00
HAYRO00	HAYS, RODNEY		7.81				7.81
HEADA00	HEATON, DANA					300.00	300.00
HEAJE006	HEARD, JEFFERSON					7.81	7.81
HEANO00	HEARD, NOLAN					10.31	10.31
HEARO00	HEATHMAN, ROBERT			7.00			7.00
HECJO002	HECK, JODENICE					38.95	38.95
HEDRH00	HEDDEN, RHONDA	80.00					80.00
HEFLA00(	HEFLIN, LARAMIE					1,800.00	1,800.00
HEIRO009	HEINE, ROBERT	300.00					300.00
HEITH002	HEIDEMAN, THERESA				300.00		300.00
HELJO001	HELLER, JOLENE					20.62	20.62
HELNE00(	HELMS, NELLIE					34.98	34.98
HELST004	HELKER, STEVEN	300.00					300.00
HENBE00(	HENRY, BETHANY		178.00				178.00
HENCA00:	HENNIGAN, CARRIE					9.19	9.19
HENCY00:	HENGES, CYNTHIA					150.00	150.00
HENKR00	HENDRICKSON, KRISTINA					43.16	43.16
HENMA00	HENRY, MARGARET					7.81	7.81
HENTE001	HENDERSON, TERRY					-71.35	-71.35
HENTI002	HENSON, TIMOTHY	300.00					300.00
HERAR00	HERRERA, ARTURO				45.00		45.00
HERAS001	HERZOG, ASHLEE				300.00		300.00
HERDA00	HERRMANN, DAVID	300.00					300.00
HERDO00	HERMANSEN, DOLORES			7.81			7.81
HERGL001	HERRON, GLORIA		178.00				178.00
HERJA015	HERNANDEZ, JAIME			21.69			21.69
HERKA01	HERNANDEZ, KAYLA					70.00	70.00
HERLA00	HERNANDEZ, LAURA		180.00				180.00
HERME00	HERNANDEZ, MELISSA	21.69					21.69
HERRE00	HERRERA, REBECCA					21.69	21.69
HERRI003	HERRERA, RICARDO					7.81	7.81
HERSA00:	HERNANDEZ, SANDRA		21.69				21.69
HERSO00:	HERRERA, SOLEDAD					-8.66	-8.66
HESCH00(	HESSER, CHRISTEN					15.00	15.00
HESCL000	HESTER, CLARA					40.75	40.75
HESMA00	HESSELTINE, MARK	300.00					300.00
HESME00	HESS, MELISSA	1,950.00					1,950.00
HICBR003	HICKMAN, BRENDA					10.09	10.09
HICEV000	HICKS, EVELYN			178.00			178.00
HICJU001	HICKMAN, JUANITA					8.24	8.24
HIDJA000	HIDUKE, JACKSON					-70.00	-70.00
HIGCH005	HIGHAM, CHARLES					60.00	60.00

Printed on: 2017 10:02:55 PM Page 20

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HIGFR001	HIGGINS, FRANKIE				7.81		7.81
HIGSA003	HIGHTOWER, SARAH	7.81					7.81
HILCL005	HILTON, CLARENCE					150.00	150.00
HILCY002	HILLS, CYNTHIA	1,800.00					1,800.00
HILLI006	HILER, LISA					7.79	7.79
HILNO002	HILYER, NORMA	300.00					300.00
HILTH000	HILTERBRAND, THELMA					41.71	41.71
HINAM00:	HINOJOSA, AMANDA					-20.00	-20.00
HINCH003	HINES, CHERYL					80.00	80.00
HINCY000	HINTON, CYNTHIA		300.00				300.00
HINDE007	HINES, DEVON		300.00				300.00
HINEM001	HINOJOSA, EMILY					2,000.00	2,000.00
HINFA000	HINEDI, FAHD					1,050.00	1,050.00
HINTH001	HINSON, THERESE					400.00	400.00
HITBR000	HITSON, BRENT	80.00					80.00
HITLE001	HITHCOX, LELAS	300.00					300.00
HOBBE00(	HOBBS, BEVERLY		7.81				7.81
HODAN00	HODGENS, ANN	300.00					300.00
HOGKA00	HOGIN, KATHERINE		300.00				300.00
HOLBR01	HOLLAND, BRENDA					525.00	525.00
HOLCA01	HOLMES, CALVIN					150.00	150.00
HOLDA01:	HOLUB, DANIELLE					4,700.00	4,700.00
HOLDA01:	HOLDREAD, DAVID				300.00		300.00
HOLDE01	HOLMES, DENNIS	200.00					200.00
HOLJA016	HOLLAS, JAMES					-8.71	-8.71
HOLSA00	HOLLIDAY, SANDRA	178.00					178.00
HOLSH01:	HOLMES, SHELLEY	300.00					300.00
HOLST00:	HOLMES, STEPHEN	150.00					150.00
HOLTE00(	HOLMSTROM, TERI			10.85			10.85
HONJA00:	HONECK, JAMES	300.00					300.00
HONJE002	HONEA, JEANNE					86.94	86.94
HOODA00	HOOGLAND, DAVID				60.00		60.00
HOONA00	HOOPER, NATHAN					150.00	150.00
HOOTR00	HOOEY, TRICIA					100.00	100.00
HORJA011	HORN, JAMES	300.00					300.00
HORKE00:	HORN, KEVIN	80.00					80.00
HORMA01	HORACK, MARY					300.00	300.00
HORWI00:	HORNE, WILLIAM					400.00	400.00
HOSEL00:	HOSKIN, ELENA	300.00					300.00
HOTCA00	HOTCHKISS, CASEY	300.00					300.00
HOUCI000	HOUSTON, CIELO					2,016.27	2,016.27
HOUGE00	HOUTS, GENEVA		178.00				178.00
HOUJE003	HOUSE, JERALD					-10.00	-10.00
HOULO00	HOUGHSTON, LOUIS					-35.00	-35.00
HOUMI00:	HOUSTON, MICHELLE		80.00				80.00
HOUWI00	HOUSSAIN, WILLIAM		7.81				7.81
HOVMI00:	HOVERSON, MICHELLYNN					-52.00	-52.00
HOWCH0(	HOWARDHEARD, CHARLOTTE		258.00				258.00
HOWJI000	HOWARD, JILL	300.00					300.00

Printed on: 2017 10:02:55 PM Page 21

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HOWJO00	HOWELL, JONATHAN					86.08	86.08
HOWKY0(	HOWE, KYLE	27.65					27.65

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
HOWLA0(	HOWER, LARRY					45.06	45.06
HOWLO0(	HOWARD, LOLITA		80.00				80.00
HOWNE0(	HOWARD, NEOMIE					-10.00	-10.00
HOWSU00	HOWARD, SUSAN					28.69	28.69
HUBAN00	HUBBARD, ANITA					10.31	10.31
HUBBE00	HUBBARD, BENJAMIN					300.00	300.00
HUBDO00	HUBERT, DOUGLAS		21.69				21.69
HUBHA00	HUBBARD, HARVEY			150.00			150.00
HUBPA00:	HUBBARD, PATRICIA					400.00	400.00
HUDBR00	HUDGINS, BRENDA					1,800.00	1,800.00
HUDCH00	HUDDLESTON, CHERRE					-80.00	-80.00
HUDDO00	HUDGINS, DOROTHY					300.00	300.00
HUDJE003	HUDSON, JERRY	300.00					300.00
HUDKI001	HUDSON, KIMBERLY					1,800.00	1,800.00
HUDLY00	HUDSON, LYNNE					7.81	7.81
HUDMA0(	HUDSON, MARY	1,800.00					1,800.00
HUDSA00:	HUDSON, SARAH			285.00			285.00
HUDSU00	HUDSON, SUSAN					-84.20	-84.20
HUERO00	HUEBBERS, RODNEY					-30.00	-30.00
HUERO00:	HUEBNER, ROY	300.00					300.00
HUFDE00	HUFFMAN, DESTINY					42.87	42.87
HUFGE00(	HUFFMAN, GEORGIA					-20.00	-20.00
HUFGR00(	HUFFMAN, GRACE					8.02	8.02
HUGBE00	HUGHES, BETTY					220.00	220.00
HUGKE00	HUGHES, KENNEDY	2,000.00					2,000.00
HULDA00	HULL, DALE					20.00	20.00
HUMMA0	HUMMEL, MARTINE					115.00	115.00
HUMRI00	HUMMEL, RICHARD					27.54	27.54
HUNCA00	HUNT, CAROL		178.00				178.00
HUNDA00	HUNSUCKER, DAVID					-70.00	-70.00
HUNRI001	HUNT, RICHARD					21.41	21.41
HUNST00(	HUNT, STUART					-150.00	-150.00
HUREL00:	HURD, ELLA				1,800.00		1,800.00
HURKA00	HURST, KAREN	300.00					300.00
HUSMA00	HUSTED, MARY					12.62	12.62
HUSRO00	HUSSEY, ROBERT					46.88	46.88
HUTAR00	HUTSON, ARIE					30.00	30.00
HUTBO00:	HUTH, BONNIE	300.00					300.00
HUTCA00:	HUTCHINS, CAROL		178.00				178.00
HUTCH00	HUTCHENS, CHARLES					10.31	10.31
HUTJO007	HUTKA, JOHN			35.00			35.00
HUTSA00:	HUTSON, SANDY					-57.38	-57.38
HUYBE00	HUYBERS, BERNARD	300.00					300.00
HYAVE00	HYATT, VERNON	34.98					34.98
HYDAP00	HYDE, APRIL		160.00				160.00
HYDDO00	HYDE, DONNIE		300.00				300.00
IBAAR000	IBARRA, ARMANDO	2,300.00					2,300.00

Printed on: 2017 10:02:55 PM Page 22

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
IGLRA000	IGLOW, RANDALL	300.00					300.00
ING00000	INGRAM, E JUNE					10.09	10.09
INGBA002	INGRAM, BARBARA	300.00					300.00
INGDA001	INGALLS, DARLYNE					-40.00	-40.00
INGKA00C	INGOLD, KAYE					2,000.00	2,000.00

Attachment to Schedule 3.13

INGKE000	INGRETSON, KEANE					-14.82	-14.82
INGNO00C	ING, NOV					16.27	16.27
INGSA000	INGRAM, SARAH		15.00				15.00
INGVI000	INGRILLI SR, VINCENT		7.81				7.81
INMWI002	INMAN, WILLIE			16.59			16.59
INT00000	INTEREST ACCOUNT,					-14,351.88	-14,351.88
IRESH000	IRELAND, SHAILYN					-28.60	-28.60
ISACA000	ISAMINGER, CAROL		178.00				178.00
ISACI000	ISAAC, CINDY					-20.00	-20.00
IVEAU000	IVERY, AUDALIS					21.69	21.69
IVEDE002	IVERSON, DEBRA					300.00	300.00
IVEDO002	IVEN, DOROTHY					286.94	286.94
IWATO001	IWATA, TOMOKO			34.86			34.86
JABAR000	JABLONSKY, ARLENE		178.00				178.00
JACAL006	JACKSON, ALANNA	80.00					80.00
JACAN01:	JACKSON, ANTHONY			300.00			300.00
JACCA016	JACOBSON, CATHRYN					950.00	950.00
JACDO01C	JACKSON, DOUGLAS					-20.36	-20.36
JACJO018	JACKSON, JOHN		80.00				80.00
JACJO019	JACKSON, JOHN		80.00				80.00
JACJU002	JACKSON, JUSTICE			80.00			80.00
JACJU005	JACKSON, JULIA					41.71	41.71
JACMI007	JACKSON, MICHELLE	300.00					300.00
JACPA000	JACOBS, PATRICIA					524.16	524.16
JACPA004	JACKSON, PAULETTE		35.00				35.00
JAEPA000	JAECKLE, PAM	300.00					300.00
JAMBO00	JAMES, BONITA	300.00					300.00
JAMHE001	JAMES, HELEN	300.00					300.00
JANAM00	JANTZ, AMY		150.00				150.00
JANGE000	JANECKE, GERALD	34.98					34.98
JATRY000	JATZLAU, RYAN					108.49	108.49
JEAAN001	JEAN, ANDREA		178.00				178.00
JEFJA003	JEFFERSON, JACQUELYN					300.00	300.00
JEMTE001	JEMISON, TERESA					7.81	7.81
JENGI001	JENNINGS, GINA					300.00	300.00
JENLA004	JENNY, LAURA					7.81	7.81
JENMA00:	JENDRUSCH, MARTIN		69.72				69.72
JENST003	JENKINS, STACY		300.00				300.00
JEXPA000	JEX, PATRICIA		7.81				7.81
JIMKA002	JIMENEZ, KASSANDRA				300.00		300.00
JOBEU000	JOBST, EUGENE					7.81	7.81
JOHAN01:	JOHNSON, ANNA			80.00			80.00
JOHAN02C	JOHNSON, ANDREA	300.00					300.00
JOHCA02C	JOHNSON, CARLA				7.81		7.81

Printed on: 2017 10:02:55 PM Page 23

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
JOHDA02:	JOHNSON, DARRELL		150.00				150.00
JOHER002	JOHNSON, ERNEST					300.00	300.00
JOHFR009	JOHNSON, FRANCES					-8.02	-8.02
JOHJE022	JOHNSON, JEANNE		29.84				29.84
JOHLI015	JOHNSEN, LINDSEY					300.00	300.00
JOHLI016	JOHNSTON, LINDA					40.00	40.00
JOHMA06:	JOHNSON, MARTHA	300.00					300.00
JOHME01:	JOHNSON, MELVIN		1,800.00				1,800.00

Attachment to Schedule 3.13

JOHMI004	JOHNSON, MINA					9.19	9.19
JOHOL001	JOHNSON, OLA	2,100.00					2,100.00
JOHVI012	JOHNSTON, VIVIAN				300.00		300.00
JONAD004	JONES, AMANDA		80.00				80.00
JONAM00	JONES, AMANDA		80.00				80.00
JONBE004	JONES, BETTY	7.81					7.81
JONCH034	JONES, CHRISTOPHER					300.00	300.00
JONCL001	JONES, CLOTLE JUNE					8.24	8.24
JONDE008	JONES, DENA		80.00				80.00
JONGE008	JONES, GEORGE	300.00					300.00
JONGR001	JONES, GRADY					7.68	7.68
JONHE001	JONES, HENRY					-0.21	-0.21
JONPA018	JONES, PAUL			1,800.00			1,800.00
JONSU005	JONES, SUSAN					300.00	300.00
JONTH001	JONES, THOMAS					-8.71	-8.71
JONWI015	JONES, WILLIAM					110.12	110.12
JOVDA00(	JOVANOVIC, DANIEL		300.00				300.00
JOYAN001	JOYNER, ANNETTE					22.50	22.50
JOYPA000	JOY, PAULA		40.00			200.00	240.00
JUADE000	JUAREZ, DEANNA					-94.78	-94.78
JUAFR002	JUAREZ, FRANCES		7.81				7.81
JUAMA00	JUAREZ, MARGOT					40.75	40.75
JUCKA00(	JUCKEM, KARMEN	28.69	10.84				39.53
JUDTH00(	JUDKINS, THOMAS					10.31	10.31
KABAB00	KABANI, ABDUL					38.70	38.70
KALKA00	CALDWELL, KARSTEN					100.00	100.00
KANVI00(	KANTIPUDI, VIJAY		7.81				7.81
KAPJI000	KAPADIA, JIMMY		35.00				35.00
KASMO00	KASSAR, MOUAFFAK	2,000.00					2,000.00
KASRI000	KASZA, RICHARD	300.00					300.00
KAWSU00	KAWALE, SUMANT		300.00				300.00
KEAKA00	KEARNS, KATHY		42.68				42.68
KEETH00(	KEENEY, THOMAS					150.00	150.00
KEETI001	KEEF, TIFFANY					108.49	108.49
KEIKA000	KEIR, KAREN		7.81				7.81
KELCA004	KELSO, CAMERON					57.38	57.38
KELGL00(	KELLY, GLORIA					41.71	41.71
KELID000	KELL, IDA			7.81			7.81
KELJO008	KELLY, JOHNNY					300.00	300.00
KELPA004	KELLEY, PATRICK		150.00				150.00
KELRI003	KELTO, RICHARD	300.00					300.00

Printed on: 2017 10:02:55 PM Page 24

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
KEMGA00	KEMNITZ, GARY					-38.95	-38.95
KEMST00	KEMP, STEPHEN	80.00					80.00
KEMSU00	KEMP, SUSAN		27.54				27.54
KENGA00	KENNEDY, GABRIEL					-286.94	-286.94
KENJO007	KENDRICK, JOYL					7.79	7.79
KENJO011	KENNEY, JOHN		7.81				7.81
KENSV00(	KENNEDY, SVETLANA		300.00				300.00
KERMA00	KERR, MARY					426.81	426.81
KESBE001	KESSER, BETTY					-7.82	-7.82
KESLY00(	KESNER, LYNDA					9.19	9.19
KEYKY00	KEY, KYMBERLEE	160.00					160.00

Attachment to Schedule 3.13

KEYMA00	KEYES, MARY					10.31	10.31
KIDZA000	KIDD, ZACHARY					-91.41	-91.41
KIETE000	KIEPER, TED		300.00				300.00
KILFR000	KILVINGER, FRANK			7.81			7.81
KINAL000	KING, ALICE	300.00					300.00
KINCL005	KINDER, CLARK		7.81				7.81
KINHU00(	KING, HURLEY				17.50		17.50
KINJA013	KING, JALEEL					26.23	26.23
KINKI000	KING, KIM					20.12	20.12
KINMA01(	KING, MARGARET					9.19	9.19
KINNA005	KINENZLE, NANCY					27.54	27.54
KINSA007	KINJERSKI, SALLY					-75.00	-75.00
KINSU003	KING, SUSAN					150.00	150.00
KINSU004	KING, SUSAN	300.00					300.00
KIRBR005	KIRK, BRIAN					60.00	60.00
KIRDE002	KIRCUS, DEBBIE					150.00	150.00
KIRED001	KIRBY, EDWARD	300.00					300.00
KIRPA001	KIRKLEY, PATTY					-7.79	-7.79
KITEL000	KITCHEN, ELEANOR					10.31	10.31
KITRA000	KITTEL, RAYMOND					300.00	300.00
KITSU000	KITTILSTAD, SUSAN	300.00					300.00
KLADO00	KLAEMER, DONALD				7.81		7.81
KLEDI001	KLEMA, DIANE					150.00	150.00
KLESU00(	KLEINMANN, SUSAN					35.08	35.08
KLIAN000	KLINGER, ANDREW		80.00				80.00
KLIMA001	KLUG, MARION			7.81			7.81
KLIRE001	KLICK, REBECCA			300.00			300.00
KNIBE004	KNIGHT, BETTY	300.00					300.00
KNICA007	KNIGHT, CARRIE			2,000.00			2,000.00
KNIKA001	KNIGHT, KATHY					88.49	88.49
KOBJA00(	KOBS, JAMIE					14.00	14.00
KOCRU00	KOCH, RUTH				7.81		7.81
KOCST001	KOCANDA, STANISLAWA	300.00					300.00
KOEWI00(	KOELSCH, WILLIAM	300.00					300.00
KOIST000	KOILE, STEPHEN			75.00			75.00
KOLJU000	COLBY, JULIANE					150.00	150.00
KONGE00	KONTOS, GEORGE					80.00	80.00
KONJA001	KONIECZNY, JAMES					150.00	150.00

Printed on: 2017 10:02:55 PM Page 25

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
KONLA00	KONVISKA, LARRY				35.00		35.00
KOPBE00(	KOPECK, BETTY		7.81				7.81
KORJA00(	KORNEGAY, JASON	80.00					80.00
KOWHE0(	KOWALCZYK, HELEN					7.79	7.79
KOWPH00	KOWALL, PHILLIPS					300.00	300.00
KRABO00	KRAUS, BONNIE			178.00			178.00
KRALO00	KRAHN, LOIS				7.81		7.81
KREPE001	KREISS, PEGGY		16.27				16.27
KROLI000	KRONE, LISA				286.94		286.94
KRUJO004	KRUMHOLT, JODENE		300.00				300.00
KUECA00	KUECKELHAN, CAMILLE					1,800.00	1,800.00
KUHSH00	KUHL, SHERRI	300.00					300.00
KUHWA0(	KUHEL, WALKER		180.00				180.00
KULST00(	KULAS, STANLEY			7.81			7.81

Attachment to Schedule 3.13

KURAN00	KURTENBACH, ANNE					46.04	46.04
KWATE00	KWASNIEWSKI, TERRI			45.00			45.00
KYLBL00(	KYLE, BLAKE			41.02			41.02
LABCH00(	LABARBARA, CHARLES					600.00	600.00
LABKI000	LABRUZZA, KIMBERLEY					475.00	475.00
LACCL00(	LACHAPELLE, CLEMENT					34.98	34.98
LAETI000	LAEHR, TIMOTHY					15.00	15.00
LAFMA00'	LAFAN, MARGARET	7.81					7.81
LAHZA00(	LAHOOD, ZACHARY				150.00		150.00
LAIBE000	LAIN, BETTY	300.00					300.00
LAIJO002	LAING, JOHN	39.07					39.07
LAKJO001	LAKE, JOSEPH	300.00					300.00
LAMME0(	LAMON, MELISSA				108.49		108.49
LAMSH00	LAMP, SHAWN			286.94			286.94
LANDA01	LANDREY, DANIEL	5.86					5.86
LANDA01:	LANGUM, DAVID	300.00					300.00
LANDW0(	LANGSTON, DWIGHT			35.00			35.00
LANGL00:	LANTIER, GLENN					8.71	8.71
LANLI006	LANCASTER, LINDA	1,800.00					1,800.00
LANMA02	LANTZ, MARILYN	1,800.00					1,800.00
LANPE001	LANKFORD, PEGGY					-8.02	-8.02
LANTH00:	LANGE, THOMAS		7.81				7.81
LARRO00:	LARRY, RONALD					10.31	10.31
LASMA00:	LASTRAPES, MARSHALL					300.00	300.00
LATCA00:	LATHEN, CAROLYN		105.00				105.00
LATNI000	LATONA, NICHOLAS					300.00	300.00
LAVBR00:	LAVENDER, BRITTENY		25.00				25.00
LAVJE000	LAVA, JEFFREY					-7.79	-7.79
LAVPA00:	LAVOLL, PATRICIA		180.00				180.00
LAWJA00-	LAWTON, JAMES					300.00	300.00
LAWLI007	LAWSON, LINDA		7.81				7.81
LAWRI00:	LAWSON, RICHARD			7.81			7.81
LAXMI00(	LAX, MICHELLE		80.00				80.00
LAYBR00(	LAYFIELD, BRENDA	80.00					80.00
LEABO00(	LEACH, BOBBIE				7.81		7.81

Printed on: 2017 10:02:55 PM Page 26

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
LEADA00-	LEAL, DANIEL				104.59		104.59
LEAJE004	LEAL, JESSE					70.00	70.00
LEALI001	LEANO, LISA		80.00				80.00
LECDA001	LECROY, DALE		34.98				34.98
LEDJO004	LEDESMA, JOE		300.00				300.00
LEEJE005	LEE, JEFFREY		178.00				178.00
LEELI007	LEE, LISA		80.00				80.00
LEEMA01(	LEE, MARKEISHA					49.60	49.60
LEERO003	LEE, ROBERT					-140.13	-140.13
LEERO00(	LEE, RONALD					400.00	400.00
LEGZH00(	LEGGETT, ZHU	300.00					300.00
LEIJE003	LEIFESTER, JENEVA					10.00	10.00
LEIJU003	LEISER, JUDIT			7.81			7.81
LEMJA00(	LEMKE, JAMES					300.00	300.00
LEMJO00:	LEMONS, JOHN					10.00	10.00
LEMRO00:	LEMASTER, ROBERT					300.00	300.00
LEMRO00:	LEMKE, RODNEY			34.98			34.98

Attachment to Schedule 3.13

LEMWU0(	LEMA, WULETAYE			70.00			70.00
LENAM00	LENARD, AMANDA		108.49				108.49
LEOJA006	LEONARD, JANICE	1,800.00					1,800.00
LESKA001	LESTER, KADIE			80.00			80.00
LEVMY00	LEVANDOWSKI, MYRA					7.81	7.81
LEWBA00	LEWIS, BARBARA	2,000.00					2,000.00
LEWJA01:	LEWIS, JAMES					7.81	7.81
LEWPR00(	PRINCE, LEW	300.00					300.00
LEWRI003	LEWIS, RICKY	300.00					300.00
LEWVE00	LEWIS, VELDA	16.27					16.27
LEYNE00(	LEYRAUD, NELDA		38.95				38.95
LIAJU000	LIANG, JUDY					86.79	86.79
LIEEL001	LIEF, ELVING			108.49			108.49
LIEKI000	LIEN, KIEU	21.69					21.69
LIGLO000	LIGHTSEY, LOUSIE					10.31	10.31
LIMAL000	LIMA, ALEXAVIER	150.00					150.00
LIMJA002	LIMBAUGH, JASON	80.00					80.00
LIMVE000	LIM, VERONICA	300.00					300.00
LINBE003	LINDSEY, BERTHA	300.00					300.00
LINDU000	LINDSEY, DUVIA		80.00				80.00
LINEM000	LINDSEY, EMILY					54.00	54.00
LINLI004	LINGENFELTER, LISA					40.23	40.23
LINNO000	LINDER, NORAH		7.81				7.81
LINWI002	LINTON, WILLIE					10.31	10.31
LIPMA000	LIPIEC, MATT					10.31	10.31
LIPMA004	LIPHAM, MARTHA	7.81					7.81
LIPSA000	LIPINSKI, SANDRA		75.00				75.00
LIRLI000	LIRA, LILY					300.00	300.00
LITCH000	LITZLER, CHARLES					43.04	43.04
LITLA000	LITTLE, LACI					175.00	175.00
LITLE000	LITTLE, LEANN		80.00				80.00
LLOAL00(	LLOVERA, ALEXANDRA				150.00		150.00

Printed on: 2017 10:02:55 PM Page 27

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
LLOOP00(	LLOYD, OPHELIA	7.81					7.81
LOFRI001	LOFTIN, RICHARD			7.81			7.81
LOGRY00	LOGAN, RYAN			42.98			42.98
LOLAN00	LOLLIS, ANTONIO		150.00				150.00
LONGA00	LONG, GAIL			80.00			80.00
LONJA002	LONG, JASON					108.49	108.49
LONMA00	LONG, MASHANNA	178.00					178.00
LONNO00	MONTGOMERY-LONG, NOAH					13.24	13.24
LONRO00	LONG, ROBERT		300.00				300.00
LONSA00	LONGORIA, SANDRA					48.49	48.49
LOPAL007	LOPEZ, ALYSSA					300.00	300.00
LOPAN01(	LOPEZ, ANGELA		300.00				300.00
LOPBL000	LOPEZ, BLANCA					300.00	300.00
LOPDI007	LOPEZ, DIAMANTINA	180.00					180.00
LOPFR000	LOPEZ LARA, FRANCISCO					7.82	7.82
LOPFR001	LOPEZ, FRANCES					150.00	150.00
LOPJU011	LOPEZ, JUAN					300.00	300.00
LOPLE001	LOPEZ, LEANDER		300.00				300.00
LOPLU00:	LOPES, LUISA	300.00					300.00
LOPRA00:	LOPEZ, RAVEN					17.19	17.19

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
LOPRE000	LOPEZ, REYDEN		150.00				150.00
LOPSA004	LOPEZ, SAMUEL			300.00			300.00
LOPSY001	LOPEZ, SYLVIA					300.00	300.00
LORBR00:	LORTON, BRIAN					80.00	80.00
LOUJE000	LOUPE, JENNIFER					180.00	180.00
LOVCL001	LOVETTE, CLINT			80.00			80.00
LOVDA00:	LOVE, DAVID			80.00			80.00
LOWET00	LOWE, ETHEL	300.00				-43.14	256.86
LOWKE00	LOWE, KELLY	300.00					300.00
LOWLO00	LOWERY, LOREINE			7.81			7.81
LOWNA0(	LOWE, NANCY		21.69				21.69
LOWRO00	LOWERY, ROBERT					18.05	18.05
LOZDE001	LOZANO, DENISE	150.00					150.00
LUCBR00(	LUCE, BRANDON					50.00	50.00
LUCCA00	LUCAS, CAROLYN				38.74		38.74
LUCDA00	LUCAS, DAVID		7.81				7.81
LUCJE001	LUCIA, JENNETTE	108.49					108.49
LUKBA00:	LUKER, BARRON		7.81				7.81
LUKLY00(	LUKAS, LYNN		16.27				16.27
LUMEA00	LUMPKIN, EARNEST					40.75	40.75
LUMKE00	LUMPKIN, KEVIN	80.00					80.00
LUNSO001	LUNA, SONIA		21.70				21.70
LUSGA00(	LUSZ, GARY					300.00	300.00
LYNDO00	LYNCH, DOROTHY	2,000.00					2,000.00
LYOAN00	LYON, ANDREW	300.00					300.00
LYOED00:	LYON, EDWIN			150.00			150.00
LYOJA000	LYONS, JAVAN					150.00	150.00
LYOKE00(	LYON, KELSEY					300.00	300.00
LYORI001	LYONS, RICHARD		21.69				21.69

Printed on: 2017 10:02:55 PM Page 28

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MABWA0	MABRY, WALTER					-61.73	-61.73
MACCH00	MACIAS, CHRISTOPHER					21.70	21.70
MACDA0(	MACY, DAVID					37.50	37.50
MACHU0(	MACAULEY, HUGH					400.00	400.00
MADCO0(	MADONIA, CONNIE	80.00					80.00
MADTH0(	MADDOX, THOMAS					-600.00	-600.00
MADYW0	MADISON, YWANDA					1,800.00	1,800.00
MAETI000	MAESTAS, TIFFANY					300.00	300.00
MAIRI000	MAIER, RICHARD	300.00					300.00
MAKJE001	MAKNOJIA, JENABEN					7.81	7.81
MALAM0(	MALDONADO, AMANDA					18.38	18.38
MALCO00	MALONE, COURTNEY					205.82	205.82
MALCR00	MALANCO, CRISTIAN					-54.06	-54.06
MALDE00	MALONEY, DEBBIE					400.00	400.00
MALGO00	MALONE, GOLDIE		300.00				300.00
MANJE00	MANSFIELD, JENENE				7.81		7.81
MANPA00	MANZELLA, PAMELA		80.00				80.00
MARBE01	MARKKOLA, BEVERLY	300.00					300.00
MARCA03	MARTILLOTTI, CAROL					400.00	400.00
MARCL01	MARTINEZ, CLAUDIA					72.10	72.10
MARCO01	MARSHALL, COURTNEY		178.00				178.00
MARCY00	MARMOLEJO, CYNTHIA					39.65	39.65
MARDA03	MARTIN, DAVID					14.00	14.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MARDA03	MARTIN, DANIEL	300.00					300.00
MARFA00	MARTIN, FAY	300.00					300.00
MARFI000	MARTINEZ, FIDEL				180.00		180.00
MARGL00	MARTIN, GLADYS					37.81	37.81
MARHE01	MARTINEZ, HEIDI		180.00				180.00
MARJE02	MARTIN, JEAN					-17.32	-17.32
MARKY0(	MARKS, KYLEIGH					79.07	79.07
MARLO01	MARTIN, LOU	80.00					80.00
MARLY00	MARKIEVICH, LYNN					40.23	40.23
MARMA0:	MARTIN, MARIA		80.00				80.00
MARMA0!	MARLOW, MARSHA	10.85					10.85
MARMI02	MARTINSON, MICHELLE					300.00	300.00
MARMI02	MARTIN, MICELE			150.00			150.00
MARMY0(	MARSHALL MIXCO, MYRA					333.88	333.88
MARNA0(	MARTIN, NATALIE			150.00			150.00
MARNE00	MARCUS, NETTIE					400.00	400.00
MARNO0(	MARTINEZ, NORA				4,700.00		4,700.00
MARPH00	MARTINEZ, PHYLISHA					264.00	264.00
MARRE01	MARKOVITZ, REBECCA	14.00					14.00
MARRI011	MARCKS, RICHARD				300.00		300.00
MARRO02	MARTIN, ROBERT					-104.37	-104.37
MARSA03	MARIN, SALLY					400.00	400.00
MARSE00	MARTINEZ, SERGIO					1,816.27	1,816.27
MASBR00	MASCOLO, BRITTANY					25.00	25.00
MASIN001	MASTERSON, INA					8.71	8.71
MASLE00	MASON, LESLIE		80.00				80.00

Printed on: 2017 10:02:55 PM Page 29

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MASMI00!	MASON, MICHELLE		40.00				40.00
MASNE00	MASON, NELLIE					8.02	8.02
MATCH00	MATTHEWS, CHRIS					10.84	10.84
MATDA0(	MATHEWS, DARRYL					180.00	180.00
MATJE007	MATHEWS, JEFFREY		150.00				150.00
MATKA0(	MATA, KARINA			430.00			430.00
MATRE00	MATHIS, REGINALD	53.40	21.00				74.40
MATRI003	MATHTHAI, RICHARD	300.00					300.00
MATRO01	MATT, ROBERT	300.00					300.00
MATST00	MATZ SNELL, STACY					60.00	60.00
MATST00'	MATSON, STACIE					64.19	64.19
MATTA00	MATHEWS, TAMMY	178.00	80.00				258.00
MATWI00	MATHEWS, WILLIAM					33.35	33.35
MAULO00	MAURER, LOIS					-12.02	-12.02
MAXLI00(	MAXWELL GAINES, LINDSEY		300.00				300.00
MAXMA0	MAXWELL, MARY					13.28	13.28
MAXSU00	MAXEY, SUSAN		80.00				80.00
MAYCA0(	MAY, CAROLYN					7.81	7.81
MAYCA0(	MAY, CADEN			300.00		60.00	360.00
MAYDO0(	MAYO, DOROTHY					12.24	12.24
MAYFL00	MAYANGA, FLORENT					300.00	300.00
MAYME0(	MAYGERS, MELINDA				150.00		150.00
MAYNA0(	MAYNARD, NANCY		300.00				300.00
MAZDO00	MAZUERA, DONNY					21.69	21.69
MCCBA00	MCCRAY, BARBARA					41.71	41.71
MCCCA01	MCCARTHY, CARLIE					225.00	225.00

Attachment to Schedule 3.13

MCCCE00	MCCANN, CECIL					9.19	9.19
MCCDA01	MCCOY, DAVID	300.00					300.00
MCCDO00	MCCAULEY, DOLORES					11.56	11.56
MCCDO02	MCCALEB, DORIS					174.88	174.88
MCCFR00	MCCONNELL, FREDERICK		178.00				178.00
MCCHE00	MCCURRY, HEATHER		178.00				178.00
MCCJA03:	MCCLARTY, JAMES	300.00					300.00
MCCKO00	MCCOOL, KODI					300.00	300.00
MCCLA00	McCUTCHEON, LARRY					-23.07	-23.07
MCCLI011	MCCARTNEY, LISA				40.00		40.00
MCCLI012	MCCLURG, LISA		300.00				300.00
MCCME01	MCCRARY, MELISSA					43.58	43.58
MCCMI01	MCCOY, MIRIAM					7.79	7.79
MCCPA00	MCCARTHY, PAUL					-13.28	-13.28
MCCPA01	MCCORMICK, PATRICIA	34.98					34.98
MCCRO00	MCCULLY, ROBERT					-80.00	-80.00
MCCRU00	MCCLESKEY, RUTH					7.81	7.81
MCCSC00	MCCALLUM, SCOTT			300.00			300.00
MCCST00'	MCCLAIN, STEPHEN	1,800.00					1,800.00
MCDBR00	MCDANIEL, BRUCE				60.00		60.00
MCDJE00	MCDANIEL, JENELLE			80.00			80.00
MCDMA0	MCDONALD, MARSHEILA					7.81	7.81
MCDSU00	MCDANIEL GEBHART, SUNNY					-150.00	-150.00

Printed on: 2017 10:02:55 PM Page 30

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MCDWE0(	McDANIEL, WELDON					-20.20	-20.20
MCEBE00	MCELHANNON, BETTY					-152.08	-152.08
MCEBE00	MCENTIRE, BEVERLY	7.81					7.81
MCECH00	MCEWEN, CHARLES	80.00					80.00
MCEGR00	MCENROE, GREGG				7.81		7.81
MCEJO00	MCELROY, JOHN	300.00					300.00
MCERO00	MCELROY, ROBYN					-162.30	-162.30
MCFHE00	MCFARLAND, HELEN					-65.93	-65.93
MCFWI00(	MCFARLIN, WILLIAM					-13.64	-13.64
MCGBA00	MCGUIRE, BARBARA					-43.53	-43.53
MCGDO0(	MCGAHA, DOROTHY					41.71	41.71
MCGFR00	MCGARITY, FREDDY	1,800.00					1,800.00
MCGGE00	MCGILL, GERTIE					-16.21	-16.21
MCGPA00	MCGREW, PATRICK					150.00	150.00
MCGTH00	MCGOWAN, THOMAS	80.00					80.00
MCHMA0(	MCHALE, MARY					-25.20	-25.20
MCIAS000	MCINVALE, ASHLEY					300.00	300.00
MCIGE00C	MCINNISH, GENEVA					9.19	9.19
MCILI000	MCINVALE, LINDA					-6.97	-6.97
MCIME00(	MCINTYRE, MELANIE					17.19	17.19
MCKJE00	MCKELVY, JENNIFER		300.00				300.00
MCKKA0(	MCKENZIE, KATHY					-134.00	-134.00
MCKKE01	MCKINNEY, KEVIN					2,000.00	2,000.00
MCKMA0	MCKENZIE, MARYANN			300.00			300.00
MCKMA0	MCKINNEY, MARGARET	300.00					300.00
MCKMI00	MCKEE, MICHAELA					300.00	300.00
MCKNO0(	MCKELVIE, NOAH					300.00	300.00
MCLBA00	McLAIN, BARBARA		178.00				178.00
MCLCH00	MCLEOD, CHARLES					-46.16	-46.16

Attachment to Schedule 3.13

MCLCO00	MCLAIN, CODY		108.49				108.49
MCLMA0(	MCLEROY, MARTHA		300.00				300.00
MCLRO00	MCLEMORE, RONALD	80.00					80.00
MCLSH00	MCLAIN, SHARON					-8.25	-8.25
MCLVA00	MCKENZIE, VALERIE	178.00	80.00				258.00
MCMCA0(	MCMILLAN, CAROLYN					10.06	10.06
MCMES00	McMAHILL, ESTEL					10.31	10.31
MCMEV0(	McMONIGAL, EVELYN					-80.00	-80.00
MCMJA00	McMULLINS, JAMES					-9.19	-9.19
MCNAL00	MCNUTT, ALMA					41.20	41.20
MCNBR00	MCNEAL, BREEANNE					-7.80	-7.80
MCNME0(	MCNANEY, MEGAN					33.21	33.21
MCPSA00	MCPHERSON, SAMUEL					8.24	8.24
MCRES00	MCRIGHT, ESTHER					-8.71	-8.71
MCRLO00	MCRAE, LORI					-41.00	-41.00
MCWSA0(	McWILLIAMS, SARA					-178.00	-178.00
MEAAL00	MEAD, ALICE					-250.22	-250.22
MEARO00	MEANS, ROBERT					60.00	60.00
MEDCY00	MEDINA, CYNTHIA			42.98			42.98
MEDJO00	MEDINA, JOEL				180.00		180.00

Printed on: 2017 10:02:55 PM Page 31

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MEDNA00	MEDINA, NANCY					10.31	10.31
MEIAL001	MEIER, ALEXANDRIA				300.00		300.00
MEICH00C	MEINHARDT, CHARLES					10.31	10.31
MELAS00	MELEEN, ASHLEY					-60.00	-60.00
MELCH00	MELTON, CHARLES		7.81				7.81
MELCY00	MELHADO, CYNTHIA					8.71	8.71
MELNO00	MELENDEZ, NOEMI					7.81	7.81
MELRO00	MELLON, ROLAND					50.06	50.06
MELST00	MELTON, STANLEY	300.00					300.00
MENAN00	MENASCO, ANNETTE	300.00					300.00
MENHE00	MENDEZ, HECTOR					70.00	70.00
MENJO00	MENICK, JOHN			21.70			21.70
MENLA00	MENCAU, LANCE	21.69					21.69
MENLI000	MENCHACA, LINDA					-37.05	-37.05
MENLU00	MENDOZA, LUPE					-15.94	-15.94
MENPA00	MENDOZA, PATRICIA		25.00				25.00
MENWI00	MENDEZ, WILFREDO					600.00	600.00
MERAL00	MEREDITH, ALLIE					150.00	150.00
MERAN00	MERCADO, ANTONIA					7.68	7.68
MERAN00	MEREDITH, ANTHONY					41.02	41.02
MERRO00	MEREDITH, RONALD	7.81					7.81
MERSA00	MEREDITH, SAMMIE					300.00	300.00
MESDA00	MESSNER, DAVID					300.00	300.00
MESER00(	MESRITZ, ERIN					-20.00	-20.00
MESGA00	MESURIA, GAJRABEN	300.00					300.00
METHA00	METRUSIAS, HARRY			7.81			7.81
METLU00	METZ, LUCILLE					38.89	38.89
MEWBE0(	MEWS, BECKETT					75.00	75.00
MEZMI00(	MEZA, MICHELLE		60.00				60.00
MICGL00C	MICKELSON, GLADYS					300.00	300.00
MICLE000	MICHELS, LEONA					-92.04	-92.04
MICSU000	MICHEL, SUSIE		108.49				108.49

Attachment to Schedule 3.13

MIDS0000	MIDDLETON, S C					-11.56	-11.56
MIECH001	MIELKE, CHERYL		7.81				7.81
MIHSA00C	MIHILL, SANDRA					10.31	10.31
MIKAN00	MIKA, ANNE	21.69					21.69
MILAN01E	MILES, ANGELA		21.70				21.70
MILAS001	MILES, ASHLEY		35.00				35.00
MILBA002	MILLER, BARBARA					-168.00	-168.00
MILCA021	MILLER, CAROLYN			7.81			7.81
MILDA01(	MILES, DAVID					41.71	41.71
MILDE008	MILLS, DEZIREE					-90.00	-90.00
MILDO007	MILLER, DOMINIQUE					-75.00	-75.00
MILED000	MILLIKEN, EDDIE					-100.00	-100.00
MILFA003	MILLER, FAIRAA					7.79	7.79
MILJA003	MILAM, JAMES					-0.09	-0.09
MILJA041	MILLER, JAMES					35.08	35.08
MILJA045	MILLICAN, JANUARY		150.00				150.00
MILJO017	MILLS, JOHN					-100.00	-100.00

Printed on: 2017 10:02:55 PM Page 32

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MILKA005	MILLER, KATHLEEN					300.00	300.00
MILKA015	MILLER, KAREN	300.00					300.00
MILLI013	MILLER, LINDA	80.00					80.00
MILMA04	MILLARD, MARY	300.00					300.00
MILMI013	MILES, MIRA					27.54	27.54
MILNA003	MILLER, NANCY					9.19	9.19
MILPA012	MILAKOVICH, PAUL	300.00					300.00
MILPA017	MILLER, PAM			80.00			80.00
MILPE000	MILLER, PENNY			80.00			80.00
MILRO002	MILLER, ROBERT					-16.60	-16.60
MILSO003	MILLER, SONYA			21.69			21.69
MILTR001	MILANO, TRACY					-10.79	-10.79
MILVI007	MILLER, VIRGINIA					-8.66	-8.66
MIMIL000	MIMS, ILSE	300.00					300.00
MIMRE00(	MIMS, RENA					-1,245.39	-1,245.39
MINCL00C	MINNIFIELD JR, CLEVELAND					-11.58	-11.58
MINRO00(	MINICK, ROSA					-122.00	-122.00
MIRDI000	MIRANDA, DIANA					150.00	150.00
MIS00000	MISCELLANEOUS,					-1,879.33	-1,879.33
MISAU00C	MISNER, AUDREY					-92.04	-92.04
MITAA00(	MITCHELL, AARIN	80.00					80.00
MITAB00C	MITCHELL, ABBEY		178.00				178.00
MITCY001	MITCHELL, CYNTHIA					-45.06	-45.06
MITJO003	MITCHELL, JOYCE	300.00					300.00
MOALO00	MOATS, LOUISE	300.00					300.00
MOAMI00	MOAD, MINNIE			7.81			7.81
MOCRO00	MOCTEZUMA, ROSA		180.00				180.00
MOEHE00	MOESER, HEATHER		38.95				38.95
MOELI000	MOECKLI, LISA					-50.00	-50.00
MOHCH0C	MOHUNDRO, CHARLES					-119.89	-119.89
MOHMO0	MOHIUDDIN, MOHAMMED		7.81				7.81
MOJBE00(	MOJICA, BETHANY			70.00			70.00
MOKHA0(	MOKHA, HARLENE				21.70		21.70
MOLHO00	MOLINE, HOWARD					-16.18	-16.18
MONAD0(	MONCRIEF, ADRIANNA		178.00				178.00

Attachment to Schedule 3.13

MONBE00	MONTGOMERY, BETTY					300.00	300.00
MONJE00'	MONTGOMERY, JESSE					50.00	50.00
MONMA0:	MONTY, MARK			7.81			7.81
MONMA0:	MONTALBO, MARYANN	300.00					300.00
MONMI00	MONREAL, MIRANDA					27.54	27.54
MONMI00	MONTGOMERY, MILTON		7.81				7.81
MONMI00	MONTEY, MICHAEL		180.00				180.00
MOOAN0(	MOORE, ANNIE			23.55			23.55
MOOBE00	MOORMAN, BETTYE					-9.19	-9.19
MOOCA01	MOORE, CATHERINE					38.95	38.95
MOOCA01	MOORE, CAROL	300.00					300.00
MOOCA01	MOORE, CARMEN	80.00					80.00
MOOCH01	MOODY, CHAD			80.00			80.00
MOODA0(	MOORE, DAVID	300.00					300.00

Printed on: 2017 10:02:55 PM Page 33

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MOOET00	MOORHEAD, ETHAN					75.00	75.00
MOOJA02'	MOORE, JAMI					1,050.00	1,050.00
MOOJA02:	MOORE, JACK	300.00					300.00
MOOJO00·	MOODY, JOSEPH					-80.00	-80.00
MOOJU00:	MOORE, JUDITH					39.87	39.87
MOORO0(	MOON, RONALD					-200.00	-200.00
MOOSC00	MOORE, SCOTT	1,800.00					1,800.00
MOOSH00	MOORE, SHEILA					-32.90	-32.90
MOQDA0(	MOQUIN, DAWN	108.49					108.49
MORAL01	MORRIS, ALLIE	180.00					180.00
MORAN02	MORRELL, ANGEL			70.00			70.00
MORBR01	MORLEY, BRUCE		10.84				10.84
MORCA00	MORALES, CAROL					40.75	40.75
MORCL01	MORALLOS, CLARIVEL		178.00				178.00
MORDA0(	MORRISON, DARIUS					57.38	57.38
MOREL00	MORIN, ELENA					8.71	8.71
MOREL01	MORENO, ELIAS	57.39	108.49				165.88
MORER00	MORGETTE, ERIKA					27.30	27.30
MORGE00	MORRISON, GENE				7.81		7.81
MORGR00	MORGAN, GREGORY					-156.20	-156.20
MORHO0(	MORROW, HORACE					-18.33	-18.33
MORJE00:	MORRIS, JERI					150.00	150.00
MORJE01:	MORRIS, JENNIFER					-21.42	-21.42
MORJO00:	MORGAN, JO					47.55	47.55
MORJO01(	MORGAN, JOHN					-11.56	-11.56
MORJO04(	MORDECAI, JOAN	300.00					300.00
MORJU01(	MORENO, JUAN					20.00	20.00
MORLA01	MORRIS, LAURIE	160.00					160.00
MORLA01	MORSE, LARRY				16.27		16.27
MORMA0:	MORALES TOLEDO, MADELIN		300.00				300.00
MORME01	MORENO TOSCANO, METTE	300.00					300.00
MORNE00	MOREY, NEIL					8.82	8.82
MORRA00	MORFIN, RACHEL			180.00			180.00
MORRO03	MORROW, RONALD		21.69				21.69
MORRO03	MOREN, ROBBIE		85.60				85.60
MORRO03	MORGAN, ROSALYN		80.00				80.00
MORSH02	MORGAN, SHARON		25.00				25.00
MORTA00	MORIN, TAMMY					-229.56	-229.56

Attachment to Schedule 3.13

MORWI00	MORTON, WILLARD			35.00			35.00
MOSEA00	MOSSBATES, EARNESTINE					7.81	7.81
MOSLE00	MOSS, LESLIE					45.06	45.06
MOSLE00	MOSSER, LESLI				150.00		150.00
MOSMA0(	MOSES, MATTHEW					300.00	300.00
MOSMI00	MOSLEY, MICHAEL	300.00					300.00
MOSRO00	MOSLEY, RONALD					-178.00	-178.00
MOTAU0C	MOTT, AUDRICE					-29.32	-29.32
MOTDA0C	MOTES, DANIEL					-0.13	-0.13
MOWEU0	MOWINSKI, EUGENE					-28.85	-28.85
MOYDA0(	MOY, DARLENE					-16.60	-16.60

Printed on: 2017 10:02:55 PM Page 34

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
MROJU00	MROZ, JUDITH					39.87	39.87
MUCMA0	MUCKER, MARGARET					8.71	8.71
MUCMA0	MUCHHALA, MANSI					70.00	70.00
MUDJA00	MUDD, JACK		7.81				7.81
MUEDE00	MUESEGADES, DENNIS				1,800.00		1,800.00
MUEGR00	MUELLER, GREGORY		30.00				30.00
MUEMA0(	MUENZLER, MARVIN					-7.92	-7.92
MUHKH0(	MUHAMMAD, KHALILAH	1,800.00					1,800.00
MULEM0(	MULLINAX, EMILY		80.00				80.00
MULKA00	MULLER, KATHARINE		14.00				14.00
MULNA00	MULLINAX, NANETTE		80.00				80.00
MULNA00	MULLINAX, NANETTE		80.00				80.00
MULRE00	MULLAN, REBECCA	25.00					25.00
MULSA00	MULLINS, SARAH					150.00	150.00
MULVI00(	MULLINS, VIKI		80.00				80.00
MUNBA0(	MUNTZ, BARBARA					-1,394.50	-1,394.50
MUNCA0(	MUNROE, CALVIN	1,800.00					1,800.00
MUNJA00	MUNIZ, JACKY					39.01	39.01
MUNKI00(	MUNIZ, KIMBERLY			300.00			300.00
MUNPA00	MUNNS, PATRICIA					77.90	77.90
MUNSR00	MUNDRU, SRINIVASARAO		300.00				300.00
MUNST00	MUNOZ, STEPHANIE	70.00					70.00
MURAA0(	MURPHY, AARON					57.38	57.38
MURBR00	MURPHY, BRYANT		80.00				80.00
MURDE00	MURRAY, DEBORAH		300.00				300.00
MURDO0(	MURPHY, DOROTHY					20.00	20.00
MUREU00	MURPHY, EUNICE					-16.60	-16.60
MURGI00	MURPHY SMITH, GINGER	300.00					300.00
MURJO00	MURPHY, JOHN				7.81		7.81
MURKA0(	MURPHY, KARON					-25.72	-25.72
MURKA01	MURPHREE, KATHERINE					21.70	21.70
MURM000	MURPHY, M CAROL JEAN					-212.84	-212.84
MURMA0	MURACK, MARILYN					-2.66	-2.66
MURST00	MURPHY, STEVEN					100.00	100.00
MURST00	MURRELL, STEVEN			80.00			80.00
MYEKI00(	MYERS, KITTY					300.00	300.00
MYEKR00	MYERS, KRISTY		1,800.00	150.00			1,950.00
MYRAL00	MYRICK, ALISON	80.00					80.00
MYRDA0(	MYRICK, DANNY	38.74					38.74
NADDO00	NADUKUDIYIL, DOMINIC					21.58	21.58
NAGEM00	NAGEL, EMILY			150.00			150.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
NAGHO00	NAGAKURA, HONEY				150.00		150.00
NANKA00	NANDIN, KAMILLA					60.00	60.00
NAPPA00:	NAPIER, PATRICIA		7.81				7.81
NASFR001	NASH, FREDDIE			7.81			7.81
NATCY00	NATIONS, CYNTHIA		178.00	80.00			258.00
NATTA00	NETHERTON, TAMMY			80.00			80.00
NAVAD00	NAVEED, ADIBA		34.98				34.98
NAVCA00	NAVARRO, CATARINO		7.81				7.81

Printed on: 2017 10:02:55 PM Page 35

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
NAVJU00	NAVARRO, JULIAN			7.81			7.81
NECSH00	NECESSARY, SHARON					-8.71	-8.71
NEDSU00	NEDELCOFF, SUSAN		15.00				15.00
NEEMA00	NEELY, MARIE		80.00				80.00
NEISA000	NEIMAN, SANDI					-50.00	-50.00
NELAM00	NELSON, AMANDA					180.00	180.00
NELBR00	NELSON, BRIAN	160.00					160.00
NELDA00	NELSON, DARLA	38.74					38.74
NELMA00	NELSON, MARGIE					35.00	35.00
NELMA01	NELSON, MADDISON	142.50					142.50
NELRO00	NELSON, ROSA					42.57	42.57
NELST001	NELSON, STEVEN				300.00	300.00	600.00
NELTH001	NELEN, THOMAS					1,950.00	1,950.00
NETER00	NETEMEYER, ERIC	70.00					70.00
NEUMI00	NEU, MICHAEL					-38.44	-38.44
NEVCA00	NEVILLE, CAITLIN					50.00	50.00
NEVDA00	NEVES, DANIEL					21.69	21.69
NEVHI000	NEVILLE, HILIARY					108.49	108.49
NEVKE00	NEVES, KELLY					21.69	21.69
NEWNE00	NEWSOME, NELDA					58.97	58.97
NEWST00	NEWHOUSE, STUART			300.00			300.00
NGUYE00	NGUYEN, YEU	80.00					80.00
NIAJO001	NIALS, JON			150.00			150.00
NICAL001	NICHOLS, ALFONZO					150.00	150.00
NICDO003	NICCUM, DORIS		39.07				39.07
NICKE003	NICHOLS, KELLY	300.00					300.00
NICLI006	NICKEL, LINDA					300.00	300.00
NICOL000	NICHOLSON, OLIVIA			50.00			50.00
NINJA000	NINE, JASON	300.00					300.00
NIPLA000	NIPP, LANE					45.00	45.00
NOAMA00	NOACK, MARY		150.00				150.00
NOBRO00	NOBLES, ROBERT		80.00				80.00
NOGCO00	NOGALSKI, CONNIE			60.00			60.00
NOGYO00	NOGUERA, YOLANDA		40.00				40.00
NORDE00	NORCROSS, DEBRA					-300.00	-300.00
NORGE00	NORRIS, GENE			14.00			14.00
NORGL00	NORWOOD, GLORIA					9.19	9.19
NORHE00	NORD, HELEN		34.98				34.98
NORJO00	NORDSTROM, JON					2,000.00	2,000.00
NORKA00	NORTHCUTT, KAREN		80.00				80.00
NORLO00	NORSTREM, LOREN		34.98				34.98
NOVBR00	NOVAK, BRADLEY				300.00		300.00
NOVFR00	NOVESS, FRANK			21.69			21.69
NULJA000	NULU, JAGAVEERABHADRA					-7.79	-7.79

Attachment to Schedule 3.13

NUNAL00(	NUNEZ, ALFRED					348.67	348.67
NUNED00	NUNEZ PAGAN, EDWIN			300.00			300.00
NUTAL00(	NUTTALL, ALLISON	1,800.00					1,800.00
NYGJU00(	NYGREN, JUANITA	1,800.00					1,800.00
O0BEV00(	O'BRIEN, EVELYN		34.98				34.98

Printed on: 2017 10:02:55 PM Page 36

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
OAKCA00	OAKLEY, CAREY	1,800.00					1,800.00
OATMY0C	OATES, MYRTLE	1,800.00					1,800.00
OBEDA00(	OBERPARLEITER, DAVID					180.00	180.00
OBRSH00:	OBRIEN, SHANNON					192.37	192.37
OCHEM00	OCHOA, EMERSYN					-178.71	-178.71
OCHKE00(	OCHOA ESTRADA, KELLY					-20.61	-20.61
OCKCA00(	OCKMAN, CATHLEEN			22.50			22.50
OCOAM0C	OCONNOR, AMBER					-236.94	-236.94
OCOFR00(	OCONNOR, FRANCESCA			300.00			300.00
OGRTE00(	OGRADY, TERYL					1,800.00	1,800.00
OJEPH000	OJEDA, PHAILIN					156.94	156.94
OLAJO000	OLABARRIETA, JOSHUA					50.00	50.00
OLIDO001	OLIVER, DONNA		7.81				7.81
OLIGE001	OLIPINT, GEAN					-8.02	-8.02
OLIKA003	OLIVER, KATRINIA		80.00				80.00
OLIYO001	OLIVA, YOLANDA					75.00	75.00
OLLBE00C	OLLIE, BETTY					1,800.00	1,800.00
OLSBR00C	OLSSON, BRIAN					150.00	150.00
OLSLE002	OLSON, LESLIE					300.00	300.00
OLSNA001	OLSON, NANCY					-69.21	-69.21
OLVNI000	OLVEY, NIKA					40.00	40.00
OMRAD0C	OMRAN, ADAM					2,000.00	2,000.00
ONOJA00C	ONORATTI, JAMES					13.26	13.26
ORANA00	ORANA, NARONA			300.00			300.00
ORASU00(	ORASCO, SUZANNE					300.00	300.00
ORDSY00(	ORDENEAUX, SYMBOL					10.00	10.00
OROMA0C	OROZCO, MARCOS	300.00					300.00
ORRSE00C	ORR, SEAN			80.00			80.00
ORTGA00(	PEREZ, GABRIEL					-278.31	-278.31
ORTPA00:	ORTEGA, PAUL					43.39	43.39
ORTRO00(	ORTIZ, RODSLY			300.00			300.00
OSBAM00	OSBORN, AMY		150.00				150.00
OSWCH00	OSWALD, CHRISTINA		30.00				30.00
OTTJA005	OTTERBEIN, JAY					42.98	42.98
OVETR00(	OVERSTREET, TRENACE					7.81	7.81
OWEAR00	OWENS, ARTHUR	7.81					7.81
OWEDE00	OWENS, DEBRA	300.00					300.00
OWEJA00	OWEN, JANET		7.81				7.81
OWEKA0C	OWEN, KATHRYN					300.00	300.00
PACJU000	PACE, JUDY					190.00	190.00
PACMA00	PACK, MARCIA	300.00					300.00
PADFR001	PADILLA, FRANCISCA					7.81	7.81
PADNA00(	PADGETT, NANCY			300.00			300.00
PAGLE001	PAGE, LETRECIA					21.69	21.69
PAGVI000	PAGE, VIOLET					-40.58	-40.58
PALAR00:	PALLEON, ARLENE					300.00	300.00
PALDA00:	PALMER, DAWN				150.00		150.00

Attachment to Schedule 3.13

PALKE001	PALMA, KENT			36.39			36.39
PALPA004	PALMER, PATRICK		7.81				7.81

Printed on: 2017 10:02:55 PM Page 37

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
PAMSY00	PAMPHILLS, SYLVIA	300.00					300.00
PANPA001	PANYK, PATRICIA		7.81				7.81
PARAN01	PARMELLY, ANDREA		27.54				27.54
PARBE007	PARKER, BEATRICE					-7.68	-7.68
PARBO00	PARRISH, BOBBIE					41.71	41.71
PARBR01	PARNELL, BRUCE		7.81				7.81
PARBR01	PARKER, BRIAN				15.00		15.00
PARCH01	PARKER, CHRISTY	80.00					80.00
PAREL005	PARKER, ELIZABETH			7.81			7.81
PARGA00	PARRIS, GARY					30.00	30.00
PARHO00	PARK, HOLLY			150.00			150.00
PARJA029	PARRISH, JANICE	2,000.00					2,000.00
PARJO031	PARROTT, JOYCE			7.81			7.81
PARMA01	PARKINSON, MARIE					7.78	7.78
PARMA01	PARKER, MARY					41.62	41.62
PARMA03	PARRA, MARYHELEN					75.00	75.00
PARMA03	PARSAMYAN, MARI	300.00					300.00
PARMA03	PARKER, MARTHA	300.00					300.00
PARPA016	PARKMAN, PAUL			108.49			108.49
PARRA00	PARMAR, RAMESH	160.00					160.00
PARSH007	PARNOSKY, SHELICEE					40.75	40.75
PARTE003	PARKER, TERRI		7.81				7.81
PASAL001	PASTERNAK, ALLISON		60.00				60.00
PASBA00	PASZKIEWICZ, BARBARA					300.00	300.00
PASBA00	PASAREW, BARRY				7.81		7.81
PASIR000	PASI, IRVIN					4.83	4.83
PATAL004	PATE, ALEX			160.00			160.00
PATAN00	PATTERSON, ANDREW					300.00	300.00
PATCA00	PATEL, CAROL					300.00	300.00
PATCA01	PATTERSON, CANDY					40.00	40.00
PATDA00	PATA, DANIEL		60.00				60.00
PATDO00	PATTERSON, DONALD		69.95				69.95
PATGI000	PATE, GINGER	21.69					21.69
PATJA016	PATTERSON, JANET				7.81		7.81
PATKA00	PATEL, KALAVATI	300.00					300.00
PATMI006	PATTERSON, MICHAEL					2,000.00	2,000.00
PAULI000	PAULSON, LISA					14.00	14.00
PAUMA00	PAUL, MARY		7.81				7.81
PAWBR00	PAWELEK, BRIAN				150.00		150.00
PAYBR001	PAYNE, BRENDA		14.00				14.00
PAYDA00	PAYNE, DARLENE		178.00				178.00
PAYKI001	PAYNE, KIMBERLY	80.00					80.00
PEAAN001	PEACOCK, ANTHONY		150.00				150.00
PEACL000	PEARSON, CLARENCE					39.07	39.07
PEAHO001	PEARCE, HOLLY		160.00				160.00
PEASH005	PEACE, SHANNON				150.00	150.00	300.00
PEEJA004	PEEPLES, JACQUALIN				300.00		300.00
PELMA00	PELIKAN, MARY					10.09	10.09
PELME00	PELOPERO, MEREDITH					-45.93	-45.93

Printed on: 2017 10:02:55 PM Page 38

Attachment to Schedule 3.13

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
PENAL003	PENNEY, ALBERT	300.00					300.00
PENEF000	PENA, EFRAIN					108.49	108.49
PENGR00(	PENSHORN, GRAYSON					-127.50	-127.50
PENMA00	PENINGER, MARY					44.67	44.67
PENWI000	PENUEL, WILLIAM					34.98	34.98
PEOBE000	PEOPLES, BELINDA					300.00	300.00
PERAN011	PERINE, ANGELITA					7.50	7.50
PERBR005	PEREZ AMAYA, BRENDA		1,800.00				1,800.00
PERCA014	PEREZ, CARLOS		300.00				300.00
PERDI003	PEREZ, DIANA					150.00	150.00
PERDO008	PERKINS, DONNA					10.31	10.31
PEREL001	PEREZ, ELISA					221.00	221.00
PEREL006	PEREZ, ELADIA					-540.00	-540.00
PEREZ000	PEREZ, EZRA					300.00	300.00
PERJE003	PERRY, JERRYLYN					9.19	9.19
PERJO017	PEREZ, JOSEPH			7.00			7.00
PERMI005	PERRY, MICHAEL					10.79	10.79
PERRO021	PERKINS, ROBERT					108.49	108.49
PERSH011	PERRY, SHERYL	300.00					300.00
PERVI005	PERKINS, VIRGINIA		178.00				178.00
PESSU000	PESCHEL, SUE			150.00			150.00
PETAL002	PETERS, ALNITA					10.85	10.85
PETBA001	PETITFILS, BARBARA					-18.37	-18.37
PETDO001	PETERS, DONALD					-289.69	-289.69
PETGA003	PETTUS, GARY			150.00			150.00
PETGE003	PETTY, GEORGE	300.00					300.00
PETLE006	PETERSON, LE		21.69				21.69
PETLO006	PETERS, LORIE					7.78	7.78
PETVI001	PETRIE, VICTORIA				108.49		108.49
PHAED00(	HAMEL, EDWARD					10.31	10.31
PHARO00(	PHARRIS, ROBERT	300.00					300.00
PHEVI000	PHERIGO, VIOLA					39.87	39.87
PHIMA009	PHILLIPS, MATTHEW			80.00			80.00
PIACA001	PIALA, CATHERINE		7.81				7.81
PIAHA001	PIAZZA, HANNAH					-39.00	-39.00
PICMA004	PICKELSIMER, MALINDA			150.00			150.00
PIEEL003	PIERCE, ELIZABETH					10.31	10.31
PIELI004	PIERCE, LIAM					150.00	150.00
PIEST003	PIERSON, STEVEN	300.00					300.00
PIESU000	PIERCE, SUSIE					-8.02	-8.02
PILGE000	PILKINGTON, GEORGE					10.01	10.01
PINDA000	PINTO, DANIEL					150.00	150.00
PINJA004	PINKSTON, JAMES					300.00	300.00
PINMA002	PINA, MARY LOU					19.88	19.88
PINMI001	PINA, MICHELLE					2,000.00	2,000.00
PIPHA000	PIPER, HANNAH			178.00			178.00
PITBR001	PITMAN, BRADLEY					108.49	108.49
PITDO002	PITTMAN, DORCAS	80.00					80.00
PITRO001	PITCEL, ROBERT					45.93	45.93

Printed on: 2017 10:02:55 PM Page 39

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
PITSH002	PITTLEMAN, SHIRLEY					-0.13	-0.13
PLEAL000	PLEVICH, ALEXANDER			45.00			45.00
PLOSH000	PLOEGER, SHARON		40.00				40.00
POCTE00(	POCZATEK, TED	80.00					80.00
PODMI00(	PODOLOFF, MICHAEL		21.69				21.69
POGRO00	POGGEL, ROBERT					-38.44	-38.44
POLRI001	POLLARD, RICHARD	300.00					300.00
PONJE001	PONDS, JEREMY		80.00				80.00
POOAM00	POOLE, AMBER					14.00	14.00
POOEL001	POOLE, ELIZABETH	1,800.00					1,800.00
POOGA00	POOLE, GAVIN	80.00					80.00
POOLO001	POOLE, LORI	80.00					80.00
POOSU001	POOREE, SUE			7.81			7.81
POOVI000	POOLE, VIVIAN					8.71	8.71
POPET001	POPE, ETHEL		7.81				7.81
POPKE002	POPHAM, KENNETH					-43.00	-43.00
POPMA00	POPE, MARGARET	1,800.00					1,800.00
POPNA00(	POPS, NATONYA					1,800.00	1,800.00
PORAN00	PORTIE, ANN					150.00	150.00
PORCH00	PORADEK, CHRISTIAN	300.00					300.00
POTJA004	POTEET, JACKIE					7.81	7.81
POTRO001	POTERACKI, RONALD	178.00					178.00
POWJA00	POWELL, JAIME					13.28	13.28
POWJO00	POWELL, JOYCE					8.71	8.71
POWMC0(	POWELL, MCGARRICK	1,800.00					1,800.00
POYSA001	POYNTER, SANDRA	80.00					80.00
PRAHI000	PRATHER, HILDA	39.07					39.07
PRECA004	PRESKITT, CAITLIN	80.00					80.00
PREJU000	PRESTRIDGE, JUDITH	300.00					300.00
PRETE000	PRESSWOOD, TERRY		178.00				178.00
PRINA005	PRINCE, NANCY	300.00					300.00
PRINI002	PRICE, NICOLE	300.00					300.00
PRIRO004	PRICE, ROBERT					41.71	41.71
PRIST003	PRINCE, STEPHANIE		150.00				150.00
PRITH001	PRICE, THEOPHILUS			40.00			40.00
PRORI001	PROVENCE, RICHARD					38.95	38.95
PROSA001	PROCTOR, SALLY					-7.79	-7.79
PROSA00	PROPP, SARA		21.69				21.69
PRUEL001	PRUITT, ELIZABETH					108.49	108.49
PRUMI000	PRUETT, MICHELLE			38.95			38.95
PRYNI000	PRYOR, NICKY	237.50					237.50
PUCVI000	PUCKETT, VICTORIA	178.00					178.00
PULHU00(	PULS JR, HUGO					-8.02	-8.02
PURDI000	PURDES, DIANE		80.00				80.00
QUACA00	QUACKENBUSH, CAROL					300.00	300.00
QUEST00(	QUEEN, STACEY	80.00					80.00
QUICO002	QUILES, COURTNEY					300.00	300.00
QUIRO001	QUICK, ROBERT		300.00				300.00
QUISH003	QUICK, SHARI	300.00					300.00

Printed on: 2017 10:02:55 PM Page 40

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
RABCH00	RABORN, CHRISTOPHER	178.00					178.00
RABGL00	RABIDEAUX, GLORIA					300.00	300.00

Attachment to Schedule 3.13

RAGWA0(	RAGSDALE, WANDA	1,800.00					1,800.00
RAHAN00	RAHIM, ANAM		1,800.00				1,800.00
RAIDA002	KAISER, DAVID					-286.94	-286.94
RALCA00(	RALPH, CAROL	1,800.00					1,800.00
RAMAD0(	RAMIREZ BYRNES, ADRIANA					-30.00	-30.00
RAMAN01	RAMIREZ, ANDREA			60.00			60.00
RAMBE00	RAMOS, BETHANY				150.00		150.00
RAMCH00	RAMUS, CHARLES				7.81		7.81
RAMIR001	RAMZANI, IRENE	15.00					15.00
RAMJA00!	RAMIREZ, JAYLEE		300.00				300.00
RAMLE00	RAMON, LESLIE					150.00	150.00
RAMLO00	RAMBUSCH, LORI	14.00					14.00
RAMMA0(	RAMSEY, MAYME					11.56	11.56
RAMMA0:	RAMIREZ, MARANDA					150.00	150.00
RAMMA0:	RAMESHBABU, MAHALAKSHMN					150.00	150.00
RAMMO0(	RAMIREZ, MONICA					40.00	40.00
RAMSA01	RAMOS, SAMANTHA			300.00			300.00
RAMTH00	RAMSEY, THOMAS					11.56	11.56
RANAQ00	RANDOLPH, AQIYL					1,800.00	1,800.00
RANBE00	RANGEL, BELINDA				15.00		15.00
RANJO003	RANDA, JOHN		7.81				7.81
RANST001	RANEY, STEPHANIE					14.00	14.00
RAPKA00	RAPCZYK, KAREN	300.00					300.00
RAPWI00(	RAPE, WILLIAM			180.00			180.00
RASDO00	RASCO, DONNA	80.00					80.00
RATDA00	RATAJEWSKI, DAVID			7.81			7.81
RATDE00(	RATLIFFE, DEWEY					8.24	8.24
RAYBA00	RAY, BARNEY					1,800.00	1,800.00
RAYRI001	RAY, RICHARD					7.82	7.82
RAYRO00	RAY, ROBERT					21.58	21.58
RAYRO00	RAY, ROBERT					-60.00	-60.00
RAYSA00	RAY, SANDRA			80.00			80.00
RAYTE00	RAY, TERRI	286.94					286.94
REAJO004	REAVES, JOAN					-8.02	-8.02
REAKE00	REA, KENNETH					7.81	7.81
RECMA00	RECIO, MARIA		131.87				131.87
REDCH00(	REDD, CHRISTLE					9.19	9.19
REDKE00	REDDING, KEITH					150.00	150.00
REDWA00	REDMOND, WALTER		7.81				7.81
REEBR005	REED, BRANDON					95.76	95.76
REERO01	REED, ROSALIND				7.81		7.81
REESH001	REED, SHERLENE					400.00	400.00
REEVE001	REED, VERONICA	300.00					300.00
REFAC00(	REFUND, ACCT					-15,173.36	-15,173.36
REHRI001	REH, RI				300.00	300.00	600.00
REHRU00(	REHS, RUTH					9.19	9.19
REIGI000	REINHARD, GILBERT					-20.00	-20.00

Printed on: 2017 10:02:55 PM Page 41

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
REIRO012	REINHARDT, ROBERT					136.50	136.50
RENBE00(	RENEAU, BESS	300.00					300.00
RENLO00(	RENFROE, LOREN					108.49	108.49
RENRA00(	RENDON, RAY					300.00	300.00
REWCH00	REWOLINSKI, CHARLES					292.19	292.19

Attachment to Schedule 3.13

REYAM00	REYLANDER, AMANDA			80.00			80.00
REYBE001	REYES CHAVEZ, BERENICE			300.00			300.00
REYEM00	REYNOLDS, EMILY	80.00					80.00
REYKR00	REYNOLDS, KRAIG		300.00				300.00
REYMA02	REYES, MARIA			7.81			7.81
REYPA00	REYES, PASCUAL			45.00			45.00
RHOBR00	RHODES, BRENDA			7.81			7.81
RHOFA00	RHODES, FAITH		20.00				20.00
RHOST00	RHOADES, STANLEY					57.38	57.38
RICAM00	RICHEY, AMY		80.00				80.00
RICBE004	RICHARDSON, BETH					-45.92	-45.92
RICCH015	RICHARDSON, CHRISTOPHER	80.00					80.00
RICDE010	RICKS, DEANA					4,700.00	4,700.00
RICJO013	RICHARDSON, JOLEEN	180.00					180.00
RICLA006	RICHOUX, LAURIE				300.00		300.00
RICMA02	RICHARDS, MARION			300.00			300.00
RIDRU001	RIDDLE, RUTH		300.00				300.00
RIEKA000	RIEDL, KATHERINE					15.62	15.62
RILBR002	RILEY, BRIANNA			150.00			150.00
RILLA000	RILEY, LAWRENCE					40.75	40.75
RILTH001	RILEY, THOMAS					300.00	300.00
RINMA00	RINK, MARY					400.00	400.00
RIOOL000	RIOS, OLESHKA					21.69	21.69
RIORO004	RIOS, ROSELYN			16.27			16.27
RIPMO000	RIPPEY, MOLLY		50.00				50.00
RISRO000	RISCH, ROBERT	300.00					300.00
RITJE000	RITCHIE, JERRELL					7.81	7.81
RIVJE004	RIVERA, JENNIFER					300.00	300.00
RIVJU005	RIVERA, JUAN					108.49	108.49
RIVVI001	RIVERA, VICKY					7.81	7.81
ROARI000	ROAN, RIAH					130.00	130.00
ROBAN01	ROBERTSON, ANDREA					15.00	15.00
ROBBR01	ROBINSON, BROOKE		178.00				178.00
ROBCI000	ROBERTSON, CINDY	21.00					21.00
ROBDA01	ROBBINS, DAVID		300.00				300.00
ROBDA01	ROBINSON, DAVID					300.00	300.00
ROBFL00	ROBERTS, FLETCHER		160.00				160.00
ROBFL00	ROBERTS, FLETCHER		80.00				80.00
ROBFR00	ROBERSON, FREDERICK	300.00					300.00
ROBGA00	ROBERTS, GATES	300.00					300.00
ROBHE00	ROBERTSON, HELEN					-7.78	-7.78
ROBJ0001	ROBINSON, J					122.00	122.00
ROBJA019	ROBINSON, JACK					-8.02	-8.02
ROBMA05	ROBINSON, MARY					300.00	300.00

Printed on: 2017 10:02:55 PM Page 42

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ROBRA00	ROBINSON, RAYMOND					7.81	7.81
ROBRO01	ROBINSON, ROB					-75.00	-75.00
ROBRO02	ROBINSON, ROBERT					39.68	39.68
ROBRO02	ROBINSON, ROBERT			178.00			178.00
ROBSC00	ROBERTS, SCOTT					20.00	20.00
ROBSH00	ROBINSON, SHIRLEY		80.00				80.00
ROBSH01	ROBINSON, SHIRLEY		34.98				34.98
ROBSU00	ROBINSON, SUE		7.81				7.81

Attachment to Schedule 3.13

ROBTA00(	ROBINSON, TAWANA	178.00					178.00
ROBTR00:	ROBERTS, TRAVIS	300.00					300.00
RODAL01(	RODRIGUEZ, ALBERTHA	300.00	37.81				337.81
RODAN01	RODRIGUEZ, ANNA					108.49	108.49
RODDA01	RODGERS, DALE		160.00				160.00
RODDO00	RODRIGUEZ, DONACIANO					-35.08	-35.08
RODEL00:	RODGERS, ELAINE		286.94				286.94
RODJA011	RODRIGUEZ, JAIME				30.00		30.00
RODJA012	RODGERS, JAMES		7.81				7.81
RODMA02	RODRIGUEZ, MARIA					-8.71	-8.71
RODMA03	RODRIGUEZ, MARY				7.81		7.81
RODPA00	RODRIGUEZ, PAULA		1,800.00				1,800.00
RODRU00	RODRIGUEZ, RUBEN					7.81	7.81
RODSA00	RODRIGUEZ, SAMUEL					7.79	7.79
RODSY00	RODRIGUEZ, SYLVIA				300.00		300.00
ROEAN00	ROESSER, ANN		7.81				7.81
ROECA00	ROEPKE, CAROL		20.00				20.00
ROGBR00	ROGERS, BRENDA	300.00					300.00
ROGKA00	ROGERS, KATHERINE					-86.80	-86.80
ROGKA00	ROGERS, KATHY			180.00			180.00
ROGRU00	ROGERS, RUTH					7.79	7.79
ROLBR00	ROLAND, BRITTANY		80.00				80.00
ROLDE00	ROLLINS, DEONA					41.71	41.71
ROMAU0(	ROMAN, AUGUSTA				7.81		7.81
ROMCH00	ROMO, CHANTAL					150.00	150.00
ROMJO00	ROMAGUERA, JOAN					300.00	300.00
ROMMI00	ROME, MICHAEL	75.00					75.00
ROMRE00	ROMERO, REYLIN			300.00			300.00
ROMRO00	ROMIKE, RONDA					1,440.00	1,440.00
ROMRO00	ROMONOSKY, RONALD		14.00				14.00
ROQAU00	ROQUE, AUREA					300.00	300.00
ROSAL001	ROSS, ALEXIS					-108.49	-108.49
ROSAL00	ROSALES, ALFONSO		35.00				35.00
ROSDE00	ROSE, DENNIS			80.00			80.00
ROSJU000	ROSE-ZELLER, JULIA					-100.00	-100.00
ROSLU001	ROSE, LUCY		7.81				7.81
ROSME00	ROSENBAUM, MERVIN					40.75	40.75
ROSRO01	ROSAS, ROBERTO					300.00	300.00
ROSVI003	ROSBOURGH, VICKI	300.00					300.00
ROSWI004	ROSCOE, WILLIS					34.98	34.98
ROTNI000	ROTOLO, NICOLE			45.00			45.00

Printed on: 2017 10:02:55 PM Page 43

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ROUVA00	ROUSSEAU, VAUGHN					-108.49	-108.49
ROWBO0(	ROWELL, BOBBIE		80.00				80.00
ROWDA0(	ROWAN, DAVID			160.00			160.00
ROWJU00	ROWE, JUSTIN					150.00	150.00
ROWKE00	ROWE, KENNETH					30.00	30.00
RUBAB00	RUBIO, ABEL					300.00	300.00
RUBIR001	RUBACHA, IRENE					7.68	7.68
RUSBR00	RUSHING, BRIAN	178.00					178.00
RUSCH00	RUSSELL, CHARLES					12.56	12.56
RUSDA01	RUSSELL, DAVID		300.00				300.00
RUSDO00	RUSSELL, DORIS					9.19	9.19

Attachment to Schedule 3.13

RUSGR00(	RUSHTON, GREGG	300.00					300.00
RUSSA007	RUSSELL, SANDY	80.00					80.00
RUTDA00	RUTHERFORD, DANIEL				300.00		300.00
RUTPA00(	RUTHERFORD, PAULINE	1,800.00					1,800.00
RUZJU000	RUZICKA, JUANITA	21.69					21.69
RYETE00(	RYE, TERRY		178.00				178.00
SABRA00(	SABAWI, RAMONA		300.00				300.00
SAGBE00(	SAGER, BECKY		80.00				80.00
SAGJO000	SAGER, JOHN					-8.71	-8.71
SAISU000	SAIN, SUZETTE		300.00				300.00
SALCH00:	SALEH, CHRISTOPHER					25.00	25.00
SALDA00:	SALDANA, DANIEL	300.00					300.00
SALEV00(	SALINAS, EVANGELINA	300.00					300.00
SALJE005	SALMAN, JENAN					2,000.00	2,000.00
SALLA00:	SALMON, LARRY					7.81	7.81
SALMA02	SALINAS, MANUEL				39.07		39.07
SALRO01(	SALADIN, ROSELINE					44.50	44.50
SALST009	SALAZAR, STEVEN					108.49	108.49
SALTO00:	TOSCANO, SALVADOR					300.00	300.00
SANBE01(	SANDER, BENJAMIN					150.00	150.00
SANCA02(	SANDLIN, CARRIE					25.00	25.00
SANEZ00(	SANCHEZ, EZMA	178.00					178.00
SANGR00:	SANDOVAL, GRACIELA		180.00				180.00
SANJO019	SANDERS, JOHN					108.49	108.49
SANJO030	SANFORD, JOSEPHINE					-260.93	-260.93
SANJO031	SANDER, JOANEL					1,800.00	1,800.00
SANKA00'	SANT, KATHY				41.02		41.02
SANLE004	SANDERS, LEIGH			80.00			80.00
SANMA04	SANCHEZ, MARTA					300.00	300.00
SANMA04	SANCHEZ, MARCELO				35.00		35.00
SANMY00	SANFORD, MYRA					29.32	29.32
SANRU00:	SANCHEZ, RUDDY					110.00	110.00
SANSA007	SANFORD, SANDRA					35.60	35.60
SANSA01	SANTOS, SAUCEDO			108.49			108.49
SANSI002	SANCHEZ, SISTO					150.00	150.00
SAPSA001	SAPP, SARAH					9.19	9.19
SAR00000	SARMA TAX,					11,198.55	11,198.55
SARGA00	SARTIN, GARY	80.00					80.00

Printed on: 2017 10:02:55 PM Page 44

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
SARJE000	SARKIS, JEAN		7.81				7.81
SASAL000	SASADA, ALFRED		7.81				7.81
SASDW00	SASS, DWIGHT		7.81				7.81
SASES000	SASSER, ESSIE					9.19	9.19
SATLA001	SATIAN, LAUREANO					21.70	21.70
SAUAN00	SAUL, ANGELA					-21.69	-21.69
SAUJA006	SAUNDERS, JASON					150.00	150.00
SAVBA00(	SAVANYU, BARBARA		7.81				7.81
SAVIR000	SAVAGE, IRIS				108.49		108.49
SBAER00(	SBAI, ERICK					150.00	150.00
SCAGE00(	SCAMMEL, GLENDA					10.09	10.09
SCAWE00	SCARBOROUGH, WENDY		60.00				60.00
SCHAL02	SCHULTHESS, ALAN		1,800.00				1,800.00
SCHAL02	SCHMOKER, ALBERT	300.00					300.00

Attachment to Schedule 3.13

SCHBA00(	SCHMALL, BARBARA					-7.82	-7.82
SCHBR00(	SCHLINGER, BRYAN					-25.00	-25.00
SCHCA00!	SCHMIDT, CAROL					9.19	9.19
SCHCA02(	SCHULLE, CANDACE		300.00				300.00
SCHCH02(	SCHILLINGS, CHRISTINE					45.00	45.00
SCHDA02:	SCHULTZ, DANIEL				7.81		7.81
SCHDE01!	SCHERER, DENISE					300.00	300.00
SCHDO01:	SCHMOEKEL, DORA					193.32	193.32
SCHGA00(	SCHAUTSCHICK, GARY					27.54	27.54
SCHHA00(	SCHULLER, HAROLD					1,025.00	1,025.00
SCHHA00'	SCHULTZ, HANNAH				150.00		150.00
SCHJA011	SCHULTZ, JANE					-279.12	-279.12
SCHJO035	SCHWAN, JOHN		34.98				34.98
SCHJO050	SCHULZE, JOHN					21.69	21.69
SCHKA01:	SCHROEDER, KAY					10.09	10.09
SCHKA01'	SCHMIDT, KAMERON					-47.29	-47.29
SCHKE00(	SCHEXNAYBER, KELSEY				180.00		180.00
SCHKE01:	SCHNEIDER, KENNETH	300.00					300.00
SCHPA034	SCHUSTER, PAUL		108.49				108.49
SCHVI012	SCHIAVOLIN, VICTORIA					39.07	39.07
SCOGR001	SCOTT, GRACIE					175.00	175.00
SCOJO006	SCOTT, JOANNA					1,950.00	1,950.00
SCOMY00	SCOTT, MYRTLE					10.31	10.31
SCOVI002	SCOTT, VIRGINIA	300.00					300.00
SCRBI000	SCRIMPSHIRE, BILL					9.19	9.19
SCRMA00	SCROGGINS, MARY					41.62	41.62
SEAJO004	SEARCY, JOHN			150.00			150.00
SEAJO005	SEARS, JOLANTA	300.00					300.00
SEAMA00	SEALE, MABEL					-34.94	-34.94
SECKA001	SECHRIEST, KATHLEEN		34.98				34.98
SEDJE000	SEDLMEIER, JEFFERY					75.00	75.00
SELAL000	SELLSTORM, ALBERT					33.65	33.65
SELJA002	SELLERS, JAY					-286.94	-286.94
SELRA002	SELLS, RAWDY		150.00				150.00
SELRO003	SELL, RODNEY					150.00	150.00

Printed on: 2017 10:02:55 PM Page 45

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
SEMMA00	SEMINGSON, MARY					-7.78	-7.78
SENSU000	SENN, SUSAN					40.00	40.00
SEPAL000	SEPEDA, ALEXIS	300.00					300.00
SEPCL000	SEPEDA, CLYDE					108.49	108.49
SERAU00(	SERETHA, AUGUSTINE		21.69				21.69
SERKA00(	SERZEN, KATHY	40.00					40.00
SERKO00(	SERRIEN, KOLLIN	180.00					180.00
SETGE000	SETSER, GEOFFREY		178.00				178.00
SEVRO00(	SEVIER, RON					33.21	33.21
SEWAU00	SEWELL, AUDREY	300.00					300.00
SEWDA00	SEWELL, DAPHNE	80.00					80.00
SEXST000	SEXTON, STEPHANIE	300.00					300.00
SHABE00:	SHAHAN, BEATRICE	7.81					7.81
SHAEL00!	SHAFFER, ELIZABETH					150.00	150.00
SHAGU00	SHABANI, GURSEL			300.00			300.00
SHAJO009	SHACKETT, JOHN		21.69				21.69
SHAKA01'	SHAW, KATHRYN				108.49		108.49

Attachment to Schedule 3.13

SHALI008	SHAFFER, LISA					20.00	20.00
SHALL001	SHACKELFORD, LLOYD					9.19	9.19
SHAMA00	SHAFFER, MARY		34.98				34.98
SHAMA01	SHAFER, MARTHE					39.87	39.87
SHAMO00	SHAHRUZ, MOHAMMED					150.00	150.00
SHAPA00:	SHARPLEY JR, PAUL					9.19	9.19
SHAPI000	SHAWNEE CLAIBORN, PINTO					21.58	21.58
SHASH00(	SHADOWENS, SHARON					1,800.00	1,800.00
SHASH01:	SHACKLEFORD, SHARON			7.81		39.07	46.88
SHASU001	SHARLOT, SUSAN					135.55	135.55
SHAVI000	SHARP GALIOTO, VICKIE					1,800.00	1,800.00
SHEAM00.	SHELTON, AMY		7.81				7.81
SHECA00(	SHERRER, CAREY					-52.02	-52.02
SHECH00‹	SHELITE, CHASTA					93.52	93.52
SHEDO001	SHELLHORSE, DONNIE					-7.68	-7.68
SHEHE00(	SHETLER, HENRY					41.71	41.71
SHEJA015	SHERMAN, JAMES			7.81			7.81
SHEMA01:	SHEHAN, MARILYN					400.00	400.00
SHEST005	SHEPARDSON, STEVEN	300.00					300.00
SHIAM001	SHIELDS, AMY		178.00				178.00
SHISH005	SHICK, SHELBY					1,950.00	1,950.00
SHISU004	SHIRLEY, SUSAN	80.00					80.00
SHOGA00(	SHOFNER, GARY	1,800.00					1,800.00
SHOSC00(	SHORE, SCOTT					89.97	89.97
SHUMA00	SHULTZ, MARK					150.00	150.00
SHUSV00(	SHUBNAYA, SVETLANA					1,800.00	1,800.00
SHUWI00:	SHUMATE, WILLIE					40.58	40.58
SIEDA001	SIEWERT, DAVID			190.00			190.00
SIFJO000	SIFUENTES, JOYIA			50.00			50.00
SIKLI000	SIKES, LISA	178.00					178.00
SILKR000	SILVERIO, KRISTI				7.81		7.81
SIMAM00:	SIMMONS, AMANDA		178.00	80.00			258.00

Printed on: 2017 10:02:55 PM Page 46

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
SIMCY002	SIMONS, CYNTHIA		160.00				160.00
SIMEM00:	SIMONS, EMMA					8.71	8.71
SIMJA025	SIMS, JAYLAE					-30.03	-30.03
SIMSO000	SIMMONS, SONIA			80.00			80.00
SIMSO001	SIMMONS, SONJA			80.00			80.00
SINCA003	SINGER, CAROL	300.00					300.00
SINNE000	SIN, NELSON			553.42			553.42
SINSH004	SINGH, SHALINI		208.00				208.00
SKEMA00	SKERL, MARY	300.00					300.00
SKIJA003	SKILES, JAMES					27.54	27.54
SKIRU000	SKILLMAN, RUTH	300.00					300.00
SMIAD002	SMITH, ADRIENNE					-58.49	-58.49
SMIAL009	SMITH, ALEX					-45.00	-45.00
SMIAN022	SMITH, ANDREW			80.00			80.00
SMICA022	SMITH, CAROL					41.71	41.71
SMICA045	SMITH, CARLA			30.00			30.00
SMICA046	SMITH, CANDICE		25.00				25.00
SMICU001	SMITH, CURTIS	21.69					21.69
SMIDA03(	SMITH, DAVID			80.00			80.00
SMIDE026	SMITH, DEBRA	178.00					178.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
SMIDO031	SMITH, DOLORES	160.00					160.00
SMIEV006	SMITH, EVA	300.00					300.00
SMIGI001	SMITH, GINA			178.00			178.00
SMIGL011	SMITH, GLENN				70.00		70.00
SMIGR003	SMITH, G T					108.49	108.49
SMIJO025	SMITH, JOHN					-8.66	-8.66
SMIJO026	SMITH, JOHN	300.00					300.00
SMIJO041	SMITH, JOSEPHINE					348.67	348.67
SMIJU026	SMITH, JUDITH					7.79	7.79
SMIJU027	SMITH, JULIA	300.00					300.00
SMIMA08	SMITH, MARY			80.00			80.00
SMIMA08	SMITHA, MATTHEW		160.00				160.00
SMIOL005	SMITH, OLIE		80.00				80.00
SMIRA015	SMITH, RANDALL		178.00				178.00
SMIRU006	SMITH, RUSSELL					9.19	9.19
SMISA001	SMITH, SANFORD					28.93	28.93
SMISH022	SMITH, SHARRONE					-147.35	-147.35
SMISU011	SMITH, SUZANNE					300.00	300.00
SMISU012	SMITH, SUSAN	80.00					80.00
SMITH000	SMITH, THERESA		80.00	80.00			160.00
SMIVI007	SMITH, VIKI					7.81	7.81
SNEBR00(	SNELL, BRIAN					300.00	300.00
SNEBR001	SNELL, BRANDI					714.40	714.40
SNEWA00	SNELLGROVE, WALTER					-450.00	-450.00
SNEWI000	SNELL, WILLIE					-63.49	-63.49
SNOJA005	SNOW, JANE	178.00					178.00
SNOPA001	SNOW, PAUL					60.00	60.00
SNYLI000	SNYDER, LINDSEY					1,000.00	1,000.00
SOLDE00	SOLOMON, DEBORAH					400.00	400.00

Printed on: 2017 10:02:55 PM Page 47

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
SOLEL003	SOLIVA, ELEANOR			7.81			7.81
SOLLI003	SOLIS, LINDA					7.81	7.81
SORRA001	SORIANO, RAY		180.00				180.00
SORRO001	SORIANO, ROSE					7.81	7.81
SOTHO00(	SOTELO, HOLLY					38.95	38.95
SPAGA001	SPARACINO-VINA, GAIL					14.66	14.66
SPAGR001	SPARDLEY, GRANT					950.00	950.00
SPAJO003	SPAMPS JR, JOHN					220.00	220.00
SPARO00	SPARKMAN, RONALD			80.00			80.00
SPEHE003	SPEARS, HERSHEL	10.84					10.84
SPEJE006	SPENCER, JERRI	34.98	34.98				69.96
SPEKI001	SPELLING, KIMBLEY					108.49	108.49
SPELI001	SPENCE, LILLIE					-7.68	-7.68
SPETR003	SPEARS, TRISTAN					150.00	150.00
SPILE001	SPIDELL, LEON				7.81		7.81
SPIRI000	SPICER, RICHARD	300.00					300.00
SPRAL000	SPRINGFIELD, ALICE					40.75	40.75
SPRGA00(	SPROUSE, GAIL				300.00		300.00
SPRPE000	SPROULL, PEGGY					10.09	10.09
SPRTH002	SPRINGFIELD, THOMAS		300.00				300.00
STAAN01	STAHLMAN, ANTEISHA					660.00	660.00
STADA01	STANTEEN, DAVID					150.00	150.00
STAED001	STAROSCIAK, EDWARDS					425.00	425.00

Attachment to Schedule 3.13

STAJA010	STANLEY, JAMES					9.19	9.19
STAJA021	STANLEY, JANICE	300.00					300.00
STAKO00(	STANISLAWA, KOCANDA					300.00	300.00
STAMA03	STANFORD, MARY					400.00	400.00
STAMO00	STARK, MORRIS					150.00	150.00
STANA00!	STASIKA, NANCY			300.00			300.00
STCTI000	STCLAIR, TINA					300.00	300.00
STEAB002	STERNER, ABBY		21.69				21.69
STECA007	STEIN, CARL					8.24	8.24
STEEM00:	STEPHENSON, EMMA					38.41	38.41
STEET001	STEPHAN, ETHEL		7.81				7.81
STEHA00:	STEVENS, HAMPIE					300.00	300.00
STEJA029	STEWART, JAMES				45.00		45.00
STEJE015	STEWART, JERRY	4,700.00					4,700.00
STEJE032	STEELE, JESSICA					150.00	150.00
STEJO015	STEPHENS, JOHN					10.31	10.31
STEMA03'	STEWARD, MARY	80.00					80.00
STEME00:	STEWART, MELANIE					75.00	75.00
STETE002	STEWART, TERRY		7.81				7.81
STETE005	STEVE, TEXANNA	300.00					300.00
STETH006	STEWART, THERESA	10.00					10.00
STIBR001	STINNETT, BRENDA	300.00					300.00
STIJO004	STICKLE, JOHN			30.00			30.00
STOAN00:	STONE, ANNIE					-26.56	-26.56
STOBE00(	STOVALL, BETTIE			7.81			7.81
STOCL001	STOCKFLETH, CLARICE					300.00	300.00

Printed on: 2017 10:02:55 PM Page 48

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
STOJO016	STOCKDALE, JON			320.92			320.92
STOKA00!	STONECIPHER, KAYTARA					300.00	300.00
STOLA00'	STONE, LORRY		21.70				21.70
STRFR005	STRICKLAND, FRANCES			7.81			7.81
STRJA008	STROH, JAMES	80.00					80.00
STRKA00(	STRATTON, KARL					10.31	10.31
STRLY00C	STRONG II, LYON					30.00	30.00
STRNI000	STRUBLE, NICHOLAS	300.00					300.00
STRNO001	STRONG, NORMA		7.81				7.81
STRSY001	STROHM, SYLVIA					-36.49	-36.49
STURI000	STURGILL, RICHARD	300.00					300.00
STUST000	STUDDARD, STEPHANIE					150.00	150.00
SUDKA00	SUDDUTH, KAREN					-21.69	-21.69
SUHLI000	SUHARTO, LILY					300.00	300.00
SULVI001	SULLIVAN, VICKI					8.66	8.66
SUMI0001	SU, MINA					63.00	63.00
SUMRO00	SUMLIN, ROBERT		80.00				80.00
SWABE00	SWAFFORD, BEVERLY					24.98	24.98
SWABR00	SWANSON, BRENDA		300.00				300.00
SWAKR00	SWANSON, KRISTINE					1,950.00	1,950.00
SWAMA0(	SWANZY, MARGARET					39.07	39.07
SWAPA00	SWAIN, PATRICIA	300.00					300.00
SWEBO00	SWEARINGEN, BONNIE					-16.60	-16.60
SWEHA00	SWEAT, HAROLD		7.81				7.81
SWESC001	SWEDLUND, SCOTT					150.00	150.00
SWIDO001	SWINK, DONNIE					-0.04	-0.04

Attachment to Schedule 3.13

SWISH000	SWINNERY, SHERRY	80.00					80.00
SWITY001	SWIETEK, TYLER				300.00		300.00
SYKAL00	SYKES, ALLYSON	300.00					300.00
SYKDA00	SYKES, DAVID		27.54				27.54
SZEPA000	SZEWS, PAUL					300.00	300.00
TABRY00	TABBERER, RYAN					150.00	150.00
TABZA00	TABOR, ZACHARIAH					50.00	50.00
TAMCL00	TAMPLEN, CLYDE					9.19	9.19
TANCA00	TANNER, CARTER	80.00					80.00
TANST00	TANKSLEY, STEVEN					9.19	9.19
TANWI00	TANK, WILLIAM					300.00	300.00
TAPGR00	TAPIA, GREGORIO		108.49				108.49
TARJE000	TARTAKOV, JEFFREY					21.58	21.58
TATJA003	TATUM, JANELL					300.00	300.00
TATJO001	TATE, JOYCE					41.71	41.71
TAVRI000	TAVIZON, RICHARD					-45.36	-45.36
TAYDE00	TAYLOR, DEBORAH					-10.00	-10.00
TAYDO00	TAYLOR, DOROTHY					10.31	10.31
TAYHA00	TAYLOR, HAROLD	7.81					7.81
TAYHA00	TAYLOR, HANNAH			300.00			300.00
TAYMI00	TAYLOR, MICHELLE		258.00				258.00
TAYNA00	TAYLOR, NATASHA					40.00	40.00
TAYSU00	TAYLOR, SUSAN			80.00			80.00

Printed on: 2017 10:02:55 PM Page 49

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
TEAWI00	TEAVER, WILLIAM			21.70			21.70
TELAL001	TELLO, ALEXANDRA				180.00		180.00
TERME00	TERRY, MEGAN					50.00	50.00
THABR00	THARP, BRADLEY		35.00				35.00
THOAM01	THOMPSON, AMBER			80.00			80.00
THOAV00	THOMAS, AVERY					348.67	348.67
THOBA00	BALDWIN, THOMAS					150.00	150.00
THOCH00	THOMAS, CHRISTINE					40.75	40.75
THOCH02	THOMAS, CHERYL	80.00					80.00
THODA01	THORN, DAISY		178.00				178.00
THODO02	THORNTON, DOROTHY					39.07	39.07
THOEV00	THOMPSON, EVELYN					41.71	41.71
THOGE00	THOLO, GERALDINE		7.81				7.81
THOHE00	THOMAS, HEATHER	180.00					180.00
THOJO03	THOMAS JR, JOHN	300.00					300.00
THOKA02	THOMAS, KACI		-75.00				-75.00
THOLO00	THOMAS, LORETTA	5.00					5.00
THOMI00	THOMAS, MICHAEL					9.19	9.19
THOMI01	THOMPSON, MILKA					75.00	75.00
THORO02	THOMAS, ROSIE	300.00					300.00
THOSA01	THOMPSON, SARA			80.00			80.00
THOSO00	THOMPSON, SONYA	80.00					80.00
THOTA00	THOMAS, TAZ					-50.00	-50.00
THOTA01	THORNTON, TAMMY		80.00				80.00
THOTI007	THOMPSON, TIFFANY					233.67	233.67
THOWI02	THOMPSON, WILLIAM		34.98				34.98
THRTR00	THREET, TRACY	178.00					178.00
THUR000	THURSTIN TIMMERMAN, R					-20.00	-20.00
TICJA001	TICKNOR, JACQUELINE		7.81				7.81

Attachment to Schedule 3.13

TIJBL000	TIJERINA, BLASA					7.82	7.82
TILTH000	TILSY, THOMAS	7.81					7.81
TINRA000	TINDEL, RANDI				30.00		30.00
TITBR000	TITUS, BRIAN				300.00		300.00
TKASU00(	TKACIK, SUSAN	80.00					80.00
TOBCY00(	TOBIAS, CYNTHIA		7.81				7.81
TOBMI00C	TOBIAS, MICHELLE					-35.00	-35.00
TODRO00	TODD, ROY		7.81				7.81
TOEJA000	TOEBE, JANE					13.00	13.00
TOMEL00	TOMHAVE, ELNA					20.18	20.18
TOMEM0C	TOMSON, EMILY	180.00					180.00
TOMST00	TOMLINSON, STEVEN		21.70				21.70
TONCU00	TONDRE, DALE					-60.00	-60.00
TONJO00C	TONDRE, JORDAN					39.48	39.48
TOPLE001	TOPHAM, LELAND		7.81				7.81
TORAI000	TORRES, AIMEE	108.49					108.49
TORAN00:	TORTORIGI, ANNE				7.81		7.81
TORED00	TORRES DE LONDONO, EDITH					300.00	300.00
TORMA02	TORRES, MARTHA					10.84	10.84
TORMA02	TORRES ORNELAS, MARCIE				300.00		300.00

Printed on: 2017 10:02:55 PM Page 50

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
TORNA00	TORRES BALDERAS, NATHALEE					300.00	300.00
TORTA00(	TORRES, TANNER			60.00			60.00
TOWCH0C	TOWNSLEY, CHRISTOPHER	80.00					80.00
TRAAM00	TRAMMELL, AMY			80.00			80.00
TRADE00(	TRAUTMAN, DENISE	300.00					300.00
TRAJA007	TRAFFANSTEDT, JACK			160.00			160.00
TRAJE004	TRAUT, JESSICA			950.00			950.00
TRAJO007	TRAUB, JOSEPH		300.00				300.00
TRALE003	TRASK, LENORA					-8.71	-8.71
TREAL002	TREVINO, ALEXIS			180.00			180.00
TREAS001	TREAHY, ASHLEY		178.00				178.00
TREMA00	TREAZISE, MARGARET		43.39				43.39
TRERO007	TREVINO, ROXANNE		58.00				58.00
TRIJO003	TRIMARCO, JOHN			95.00			95.00
TROCO00	TROTTER, CONNIE					10.09	10.09
TROGR00(	TROPIN, GRACE	300.00					300.00
TROHE00	TROUPE, HEATHER			233.00			233.00
TUCCH00	TUCKER, CHARLES			7.81			7.81
TUCKA00	TUCKER, KAREN					-111.84	-111.84
TUCKI001	TUCKER, KIMBERLEY		105.00				105.00
TUCRI001	TUCKER, RITA		80.00				80.00
TUCUR00	TUCKER, URSULA		150.00				150.00
TUGCA00	TUGGLE, CAROL			80.00			80.00
TULTR00C	TULA, TRACY					300.00	300.00
TUNTH00(	TUNNICLIFF, THOMAS	4.28					4.28
TURJE010	TURNER, JENNIFER					-286.94	-286.94
TURJO004	TURNER, JOSHUA				300.00		300.00
TURKA00	TURNER, KARLA	80.00					80.00
TURPA00	TURNER, PATRICK		178.00				178.00
TURRO00	TURNER, ROGER		35.00				35.00
TURSA00	TURNER, SAMUEL					108.49	108.49
TURSA00(	TURNER, SANDRA	1,800.00					1,800.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
TURSH00(	TURNER, SHONTE					20.00	20.00
TURVA00	TURNER, VALERIE					35.00	35.00
TYSLA001	TYSON, LAWANDA					-300.00	-300.00
ULLJA000	ULLRICH, JAMES				60.00		60.00
UNDKE00	UNDERWOOD, KELLY	178.00					178.00
UPCJA000	UPCHURCH, JAMES	178.00					178.00
URBAL00	URBINA, ALICIA	300.00					300.00
URBAN00	URBANO, ANGELA	357.00					357.00
URBJI000	URBAN KARR, JILL					-21.13	-21.13
URRRO00	URRUTIA, ROSALINDA					40.00	40.00
VACDE00	VACHON, DEVINA					110.29	110.29
VADKA00	VADEN, KATHERINE					70.00	70.00
VALRI000	VALDEZ, RICHARD	300.00					300.00
VANAV00	VANDORING, AVA	1,800.00					1,800.00
VANDO00	VANN, DONNA		80.00				80.00
VANJU00	VANDERMEER, JUDITH	7.81					7.81
VANMA01	VANDALEN, MARIA				150.00		150.00

Printed on: 2017 10:02:55 PM Page 51

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
VANRE00	VANDERVALL, REGINA					180.00	180.00
VANSY00	VANDERDRAY, SYBLE	300.00	7.81				307.81
VARMA01	VARGAS, MARIA					55.00	55.00
VATNA00	VATCHER, NATALIE			7.81			7.81
VAUBE00	VAUGHN, BERTIE	300.00					300.00
VAUJA00	VAUGHAN, JAMES				14.00		14.00
VAUJE002	VAUGHN, JEAN					7.81	7.81
VAUMI00(	VAUGHN, MICHAEL		80.00				80.00
VEICA000	VEILLEUX, CARRIE	300.00					300.00
VELST000	VELEKEI, STEPHANIE		300.00				300.00
VENCA00	VENABLE, CARITA			160.00			160.00
VENPA00(	VENGLAR, PATRICK					9.19	9.19
VICAD000	VICENTE, ADORA					38.95	38.95
VILJO005	VILLAREAL, JORDAN					150.00	150.00
VINJA003	VINCET, JAMEY			80.00			80.00
VINRE000	VINSANT, RETHA	300.00					300.00
VIOAN00C	VIOLETTE, ANDRE					-120.00	-120.00
VISME000	VISOTSKI, MEGAN	1,800.00					1,800.00
VITME000	VITANZA, MEREDITH		30.00				30.00
VOGAN00	VOGT, ANTON			7.81			7.81
VOLTE00(	VOLTER, TERRELL	300.00					300.00
VOSBE00(	VOSZ WORTHINGTON, BETTY				300.00		300.00
WACKI00(	WACHOWIAK, KIM					300.00	300.00
WACNI00(	WACHTEL, NICHOLE		50.00				50.00
WADGE0(	WADE, GENICE					2,100.00	2,100.00
WADJE00	WADSWORTH, JEANETTE	300.00					300.00
WADLI00(	WADDINGTON, LISA		7.00				7.00
WADRI00	WADEWITZ, RICHARD					-7.81	-7.81
WADWE0	WADE, WESLEY	80.00					80.00
WAGAM0	WAGAR, AMY	178.00					178.00
WAGMA0	WAGNER, MARILYN					35.00	35.00
WAILI000	WAITS, LILLIAN	300.00					300.00
WAKCH0(	WAKEFIELD, CHARLES	1,800.00					1,800.00
WALAM0(	WALTERS, AMY					27.54	27.54
WALBE01	WALLINGER, BETH	21.69					21.69

Attachment to Schedule 3.13

WALBI001	WALKER, BILLY	300.00					300.00
WALED00	WALLACE, EDWARD	300.00					300.00
WALMA0	WALKER, MARCUS	80.00					80.00
WALMO0	WALIMOHAMMED, MOMIN	300.00					300.00
WALTA00	WALKER, TATYANA		160.00				160.00
WALTO00	WALTERS, TOMMIE					35.60	35.60
WALVI00	WALLACE, VICTORIA			178.00			178.00
WALWI00	WALDING, WILMA					7.81	7.81
WAMJE00	WAMACK, JEANNE	178.00					178.00
WANCH0	WANG, CHERRYN		178.00				178.00
WARAM0	WARD, AMY					1,950.00	1,950.00
WASAA00	WASHBURN, AARON	300.00					300.00
WASDE00	WASHINGTON, DEBRA				40.00		40.00
WASNI00	WASHINGTON, NICOLE					2,000.00	2,000.00

Printed on: 2017 10:02:55 PM Page 52

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
WASSU00	WASHBURN, SUSAN	80.00					80.00
WATBE00	WATKINS, BETTY		7.81				7.81
WATCA0	WATSON, CASSANDRA					-8.66	-8.66
WATCH01	WATES, CHARLOTTE		7.81				7.81
WATJE00	WATSON, JEREMIAH					180.00	180.00
WATLA01	WATSON, LAURA	300.00					300.00
WATRI001	WATTERS, RICHARD	300.00					300.00
WATVI001	WATSON, VIRGINA					150.00	150.00
WATVI00	WATTS, VIRGINIA					300.00	300.00
WAUCH0	WAUGH, CHRISTINA				150.00		150.00
WEAMA0	WEATHERSBY, MARIA					-21.26	-21.26
WEAMY0	WEATHERS, MYRISA			160.00			160.00
WEBBO00	WEBB, BONNIE		7.81				7.81
WEBJA00	WEBER, JASIE		108.49				108.49
WEBTE00	WEBER, TERRILL	300.00					300.00
WEEAN00	WEEKLY, ANNE MARIE			180.00			180.00
WEESH00	WEESE, SHARON	300.00					300.00
WEETO00	WEEKS JR, TOMMY					240.00	240.00
WEGJO00	WEGNER, JOSHUA					1,800.00	1,800.00
WEHBR00	WEHNER, BRADLEY		178.00				178.00
WEIWA00	WEIGHT, WALTER	35.00					35.00
WELCL00	WELDON, CLARENCE					-37.81	-37.81
WELLI005	WELCH, LISA			160.00			160.00
WELSO00	WELDON, SONYA			178.00			178.00
WENNA0	WENTWORTH, NATHAN					9.19	9.19
WESCO00	WESLEY, CONNIE	34.98					34.98
WESDE00	WESTOVER, DEBRA		10.26				10.26
WESFL00	WEST, FLORENCE					292.19	292.19
WESGE00	WEST, GERALDINE	7.81					7.81
WESJA007	WESELY, JAMES					-99.78	-99.78
WESKA00	WESTBROOK, KATHY					202.73	202.73
WESMI00	WESTFALL, MIKE	300.00					300.00
WESNA00	WESTBROOK, NADEZDA				75.00		75.00
WESTA00	WESLEY, TAMIKA					1,800.00	1,800.00
WESTH00	WESTHOVEN, THOMAS				7.81		7.81
WHAJO00	WHATLEY, JOHN					-40.00	-40.00
WHASA00	WHALEN, SANDRA					-38.33	-38.33
WHEBO00	WHEAT, BOBBY	300.00					300.00

Attachment to Schedule 3.13

WHEDA0(	WHEELIS, DAVID					9.19	9.19
WHEDA0(	WHEELER, DAVID					286.94	286.94
WHEDO0(	WHEELER, DON	300.00					300.00
WHERI00:	WHEELER, RICHARD					300.00	300.00
WHIBR01:	WHISENHUNT, BRIAN					27.12	27.12
WHICH02(	WHITING, CHRIS					60.00	60.00
WHIFE002	WHITT, FELTON					7.79	7.79
WHIJ0000	WHITE, J		7.81				7.81
WHIJA010	WHITE, JAMES	7.81					7.81
WHIJE022	WHITE, JENNIFER					128.54	128.54
WHIJU004	WHITFIELD, JUDY					9.19	9.19

Printed on: 2017 10:02:55 PM Page 53

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
WHIKE00'	WHITFIELD, KEIANDRA					300.00	300.00
WHIKL00(	WHITESELL, KL		34.98				34.98
WHILO011	WHITMORE, LORETTA			300.00			300.00
WHILU00(	WHITTLE, LUTHER					7.81	7.81
WHIPA00!	WHITE, PATRICIA					-102.03	-102.03
WHIRH00:	WHITE, RHONDA				300.00		300.00
WHIRO02!	WHITE, ROBERT					300.00	300.00
WHITI000	WHITE, TIAHNA				108.49		108.49
WHITI003	WHITE, TIFFANY	178.00					178.00
WICVI000	WICHETA, VIRGINIA					-9.19	-9.19
WIEJO001	WIEDE, JOAN					-8.71	-8.71
WIETO00(	WIECZOREK, TOM	300.00					300.00
WIGBR00:	WIGGIN, BRENDA		70.00				70.00
WILBA02:	WILSON, BARBARA					-7.79	-7.79
WILCA02(	WILLIAMS, CAROL					175.30	175.30
WILCH06(	WILLIS, CHRISTENE					7.81	7.81
WILDE04(	WILLIAMS, DEBRA	300.00					300.00
WILEL024	WILLIAMS, ELOISE					800.00	800.00
WILHE021	WILLIAMS, HEATHER			85.60			85.60
WILIS001	WILKINS, ISSAC			286.94			286.94
WILJA087	WILLIAMS, JAZELL					1,800.00	1,800.00
WILJE040	WILLIAMS, JEAN					174.88	174.88
WILJE047	WILLIAMS, JELANI					35.60	35.60
WILJE050	WILLIAMS, JESSICA				180.00		180.00
WILJO044	WILEY, JOE					-7.89	-7.89
WILJO068	WILLIAMS, JOAN			300.00			300.00
WILKA03!	WILLIAMS, KAREN		80.00				80.00
WILLI039	WILLIAMS, LINDA		7.81				7.81
WILLO02(	WILEY, LONNIE	108.49					108.49
WILMA05	WILLS, MARY					-37.81	-37.81
WILNA02(	WILLBANKS, NATHANIEL					50.00	50.00
WILPA003	WILEY, PATRICIA					-1.43	-1.43
WILPA036	WILLIAMS, PAULA			300.00			300.00
WILRI010	WILLIAMS, RITA	300.00					300.00
WILRI018	WILLIAMS, RITA					38.95	38.95
WILRO05(	WILSON, ROY					34.98	34.98
WILRO05!	WILKENS ESQUIVEL, ROBYN			300.00			300.00
WILRO05!	WILLIAMS JR, ROBERT		300.00				300.00
WILRO06(	WILLIAMS, RONETTE	300.00					300.00
WILSH040	WILLIAMS, SHIRLEY					-86.80	-86.80
WILSH043	WILKINS, SHELBY					1,800.00	1,800.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
WILSH046	WILCHER, SHANNON					300.00	300.00
WILTE020	WILLIS, TERI		80.00				80.00
WILVI022	WILLIAMS, VICKIE					300.00	300.00
WILWA01	WILLIAMS, WALTER					21.00	21.00
WINDO00:	WINGFIELD, DOROTHY		300.00				300.00
WINPA007	WINDSOR, PATRICIA					68.49	68.49
WINWI00(	WINTER, WILLIAM					-8.66	-8.66
WITRA00(	WITTER, RANDAL			34.86			34.86

Printed on: 2017 10:02:55 PM Page 54

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
WOLPH00	WOLFGRAM, PHYLLIS					300.00	300.00
WOMKR0	WOMACK, KRISTINA					300.00	300.00
WOOCU0(	WOODS, CURTIS					150.00	150.00
WOOGR0(	WOOLWINE, GRANT		178.00				178.00
WOOJA01	WOOD, JAMES					-8.51	-8.51
WOOJA02	WOODS, JAMES		80.00				80.00
WOOJE01	WOODEN, JENNIFER		50.00		50.00		100.00
WOOJE01:	WOOD, JESSE	300.00					300.00
WOOLI00	WOOD, LINDA	300.00					300.00
WOOMO0	WOOD, MONROE		178.00				178.00
WREMA0(	WREN, MARIA		14.00				14.00
WRIBE004	WRIGHT, BETTY					35.08	35.08
WRIJE002	WRIGHT, JESSE		7.81				7.81
WRIMI002	WRIGHT, MICHAEL	300.00					300.00
WRITO001	WRIGHT, TONY					80.00	80.00
WRIVE00:	WRIGHT, VERNON					150.00	150.00
WRYRO0(	WRYCZA, RONALD		7.81				7.81
WYAFL00	WYATT, FLOYD	300.00					300.00
WYAJE00:	WYATT, JEANNINE		80.00				80.00
WYNRO0(	WYNN, ROSEMARIE		80.00				80.00
WYNRO0(	WYNN, ROSEMARIE		80.00				80.00
WYNTI00(	WYNN, TIFFANY					2,000.00	2,000.00
WYRED00	WYRICK, EDDIE	300.00					300.00
YANRE00	YANEZ, REBECCA		21.70				21.70
YARDE00	YARBROUGH, DEBORAH	80.00					80.00
YARHU00	YARBROUGH, HUNTER					108.49	108.49
YARJO001	YARBROUGH, JOHN			160.00			160.00
YARSC00(	YARBROUGH, SCOTT					70.00	70.00
YBAAL00:	YBARRA, ALBERTO					40.00	40.00
YOUAS00	YOUNG, ASHLYN					300.00	300.00
YOUJO00	YOUNG JR, JOE					41.71	41.71
YOUMA0(	YOUNG, MARY					45.93	45.93
YOUPA00:	YOUNG, PATRICIA					180.00	180.00
YOUTR00:	YOUNG, TREVER				50.00		50.00
YRUXA00	YRUEGAS, XAVIER			300.00			300.00
YUNJO00(	YUNKER, JOSHUA					70.00	70.00
ZACBA00(	ZACHARIAS, BARBARA			7.81			7.81
ZACLE00(	ZACHARIAS, LEAH	10.84					10.84
ZAHJO000	ZAHER, JOSEPH				150.00		150.00
ZAMSA00	ZAMER, SAM				300.00		300.00
ZASJO000	ZASTROW, JOHN					41.20	41.20
ZATTH00(	ZATORSKI, THOMAS		258.00				258.00
ZAVMA00	ZAVALA, MARIA					-20.00	-20.00
ZAWDE00	ZAWACKI, DEBRA		60.00				60.00

Attachment to Schedule 3.13

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ZEIKA001	ZEIER, KAREN					7.81	7.81
ZEKNA00(	ZEKOUR, NASSIMA			60.00			60.00
ZEPMA00:	ZEPEDA, MARIA	300.00					300.00
ZHANA00	ZHANG, NANCY		40.00				40.00
ZIARA000	ZIA, RAMSHA		14.00				14.00

Printed on: 2017 10:02:55 PM Page 55

Patient Aging by Date of Service

CARDIOSTAFF CORPORATION

Show all data where the Charges/Payments/Adj is on or before 10/24/2017

Chart	Name	0-30	31-60	61-90	91-120	121+	Total
ZIETA000	ZIELNICKI, TAMMY					400.00	400.00
ZIMMA00:	ZIMMERMAN, MARY			39.07			39.07
ZISTE000	ZISKOWSKI, TERENCE					1,800.00	1,800.00
ZOCSH00(	ZOCCOLI, SHANNON	300.00					300.00
ZUBGA00	ZUBE, GARY		300.00				300.00
ZUNJO002	ZUNIGA, JOE					300.00	300.00
port Totals:		203,358.13	68,690.83	42,266.07	29,136.26	216,036.70	559,487.99

Printed on: 2017 10:02:55 PM Page 56

Attachment to Schedule 3.13

3:49 PM

10/19/17

Cardiac Diagnostic Services
A/R Aging Summary
As of October 19, 2017

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Advanced Cardiovascular Consultants	665.00	0.00	0.00	0.00	0.00	665.00
Alicea Benniomar	0.00	0.00	0.00	0.00	590.00	590.00
Amherst Meadows	0.00	0.00	0.00	0.00	1,950.00	1,950.00
AMI Cardiac Monitoring	0.00	0.00	0.00	0.00	195.00	195.00
Andrew Spanos	0.00	0.00	0.00	0.00	785.00	785.00
Angel Peters	0.00	0.00	0.00	0.00	695.00	695.00
Angela Fisher	0.00	0.00	0.00	0.00	1,965.00	1,965.00
Anna Martin	0.00	0.00	0.00	0.00	695.00	695.00
April Stearnes	0.00	0.00	0.00	0.00	785.00	785.00
Ashley Szuter	0.00	0.00	0.00	0.00	695.00	695.00
Atria Stratford	0.00	0.00	0.00	0.00	650.00	650.00
Barbara Sylvia	0.00	0.00	0.00	0.00	775.00	775.00
Brenda Pettry	0.00	0.00	0.00	0.00	425.00	425.00
Caretha Lemon	0.00	0.00	0.00	0.00	30.00	30.00
Christine Senkiw	0.00	0.00	0.00	0.00	31.00	31.00
Cideri Martin	0.00	0.00	0.00	0.00	30.00	30.00
Connie Feliciano	0.00	0.00	0.00	0.00	100.00	100.00
Dale Koski	0.00	0.00	0.00	0.00	1,095.00	1,095.00
Dean Mullen	0.00	0.00	0.00	0.00	650.00	650.00
Dian Johnson	0.00	0.00	0.00	0.00	695.00	695.00
Dieesha Witherspoon	0.00	0.00	0.00	0.00	795.00	795.00
Dominique L. Payton	0.00	0.00	0.00	0.00	1,630.00	1,630.00
Donald Martin	0.00	0.00	0.00	0.00	385.00	385.00
Donna Hill	0.00	0.00	0.00	0.00	650.00	650.00
Donna Hutzell	0.00	0.00	0.00	0.00	695.00	695.00
Dorashell Costanza	0.00	0.00	0.00	0.00	475.00	475.00
Dorian Blair	0.00	0.00	0.00	0.00	2,800.00	2,800.00
Ebony Hall	0.00	0.00	0.00	0.00	1,080.00	1,080.00
Edward Brown	0.00	0.00	0.00	0.00	695.00	695.00
Edward Cleveland	0.00	0.00	0.00	0.00	585.00	585.00
Edwin Shaw Rehabilitation	0.00	1,950.00	0.00	0.00	0.00	1,950.00
Elizabeth Montgomery	0.00	0.00	0.00	0.00	475.00	475.00
Elmcroft of Sagamore Hills	0.00	0.00	0.00	0.00	100.00	100.00
Evon Kademenos	0.00	0.00	0.00	0.00	975.00	975.00
George Woods	0.00	0.00	0.00	0.00	385.00	385.00
Georgina Dick	0.00	0.00	0.00	0.00	75.00	75.00
Gloria J. Carruthers	0.00	0.00	0.00	0.00	695.00	695.00
Heart Specialists, PC of Southern CT	0.00	0.00	0.00	0.00	669.30	669.30
Heather Juma	0.00	0.00	0.00	0.00	955.00	955.00
Jasmine Cooper	0.00	0.00	0.00	0.00	385.00	385.00
Jean Sears	0.00	0.00	0.00	0.00	695.00	695.00
Jeffrey Butler	0.00	0.00	0.00	0.00	695.00	695.00
Jeffrey Good	0.00	0.00	0.00	0.00	15.00	15.00
Jermaine Haislah	0.00	0.00	0.00	0.00	695.00	695.00
Joantoinette Shurney	0.00	0.00	0.00	0.00	475.00	475.00
John Thurmer	0.00	0.00	0.00	0.00	375.00	375.00
Kathy Foss	0.00	0.00	0.00	0.00	600.00	600.00
Kelvonna Warner	0.00	0.00	0.00	0.00	250.00	250.00
Keya Mingo	0.00	0.00	0.00	0.00	695.00	695.00
Kimberly Arnold	0.00	0.00	0.00	0.00	25.00	25.00
Laura Ohlrich	0.00	0.00	0.00	0.00	385.00	385.00
Leslie Salib	0.00	0.00	0.00	0.00	695.00	695.00
Linda Conaway	0.00	0.00	0.00	0.00	1,390.00	1,390.00
Lindsey Hook	0.00	0.00	0.00	0.00	25.00	25.00
Lisa Halsey	0.00	0.00	0.00	0.00	30.00	30.00
Loretta Macdowell	0.00	0.00	0.00	0.00	650.00	650.00
Manor Care Parma	0.00	0.00	0.00	0.00	1,791.88	1,791.88
Marcia Gray	0.00	0.00	0.00	0.00	650.00	650.00
Margaret Czaga	0.00	0.00	0.00	0.00	650.00	650.00
Margaret Wagner	0.00	0.00	0.00	0.00	385.00	385.00
Maria Mancero	0.00	0.00	0.00	0.00	385.00	385.00
Marilyn Green	0.00	0.00	0.00	0.00	915.00	915.00
Mark Pichler	0.00	0.00	0.00	0.00	37.00	37.00
Mary Dingess	0.00	0.00	0.00	0.00	125.00	125.00
Megan Brewer	0.00	0.00	0.00	0.00	650.00	650.00
MetroHealth Medical Center	0.00	0.00	0.00	7,500.00	0.00	7,500.00

Page 1

Attachment to Schedule 3.13

3:49 PM

10/19/17

Cardiac Diagnostic Services
A/R Aging Summary
As of October 19, 2017

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
Michael Sugerik	0.00	0.00	0.00	0.00	790.00	790.00
Michael Wirth	0.00	0.00	0.00	0.00	375.00	375.00
Michelle Hrstic	0.00	0.00	0.00	0.00	385.00	385.00
Nicole Curtis Hook	0.00	0.00	0.00	0.00	975.00	975.00
Nicole Gipson	0.00	0.00	0.00	0.00	695.00	695.00
Nikai L. Charleston	0.00	0.00	0.00	0.00	695.00	695.00
OHIO LIVING ROCKYNOL	0.00	0.00	1,950.00	0.00	0.00	1,950.00
Pamalla Roberts	0.00	0.00	0.00	0.00	590.00	590.00
Pegg Bowden	0.00	0.00	0.00	0.00	375.00	375.00
Pennie Alvarez	0.00	0.00	0.00	0.00	30.00	30.00
Peter Goranitis	0.00	0.00	0.00	0.00	695.00	695.00
Pleasant Randle	0.00	0.00	0.00	0.00	385.00	385.00
Raymond Kyle	0.00	0.00	0.00	0.00	695.00	695.00
Raymond Murphy	0.00	0.00	0.00	0.00	30.00	30.00
Rayshawn Willis	0.00	0.00	0.00	0.00	25.00	25.00
Richard Hershberger	0.00	0.00	0.00	0.00	975.00	975.00
Ricky Pfuhl	0.00	0.00	0.00	0.00	475.00	475.00
Robert Perdue	0.00	0.00	0.00	0.00	695.00	695.00
Ronald Sheriff	0.00	0.00	0.00	0.00	375.00	375.00
Ronald Sinchak	0.00	0.00	0.00	0.00	375.00	375.00
Ronnell Ryals	0.00	0.00	0.00	0.00	695.00	695.00
Rosalina Torres	0.00	0.00	0.00	0.00	695.00	695.00
Samitha Morehead	0.00	0.00	0.00	0.00	695.00	695.00
Samuel Tomsello	0.00	0.00	0.00	0.00	25.00	25.00
Sarah Elchert	0.00	0.00	0.00	0.00	695.00	695.00
Savannah Wyatt	0.00	0.00	0.00	0.00	385.00	385.00
Sharon Tilden	0.00	0.00	0.00	0.00	695.00	695.00
Shelly Langston	0.00	0.00	0.00	0.00	30.00	30.00
Stacy Ghezzi	0.00	0.00	0.00	0.00	25.00	25.00
Stephanie Gearhart	0.00	0.00	0.00	0.00	975.00	975.00
Stromboli Douglas	0.00	0.00	0.00	0.00	900.00	900.00
Tamara Sams	0.00	0.00	0.00	0.00	385.00	385.00
Theresa Turk	0.00	0.00	0.00	0.00	2,800.00	2,800.00
Tracy Binkowski	0.00	0.00	0.00	0.00	25.00	25.00
UH AHUJA	3,362.25	811.50	0.00	0.00	0.00	4,173.75
UH BEDFORD	110.50	55.25	0.00	0.00	0.00	165.75
UH BROADVIEW HEIGHTS	221.00	55.25	0.00	0.00	0.00	276.25
UH CHAGRIN	1,099.25	325.75	0.00	0.00	0.00	1,425.00
UH CONCORD	276.25	55.25	0.00	0.00	0.00	331.50
UH EUCLID	110.50	55.25	0.00	0.00	0.00	165.75
UH GEAUGA	215.25	0.00	0.00	0.00	0.00	215.25
UH GENEVA	165.75	0.00	0.00	0.00	0.00	165.75
UH MAIN	5,192.50	320.00	0.00	0.00	-140.00	5,372.50
UH MEDINA	663.00	552.50	0.00	0.00	0.00	1,215.50
UH MENTOR	0.00	110.50	0.00	0.00	0.00	110.50
UH PORTAGE	1,260.00	0.00	0.00	0.00	0.00	1,260.00
UH RBC WESTLAKE	0.00	0.00	0.00	0.00	-615.00	-615.00
UH TWINSBURG	861.00	160.00	0.00	0.00	0.00	1,021.00
UH WESTLAKE	221.00	55.25	0.00	0.00	0.00	276.25
Victoria Dillree	0.00	0.00	0.00	0.00	30.00	30.00
Wakisha Young	0.00	0.00	0.00	0.00	385.00	385.00
West View Manor	0.00	0.00	0.00	0.00	1,791.88	1,791.88
William Anderson	0.00	0.00	0.00	0.00	385.00	385.00
William Caldwell	0.00	0.00	0.00	0.00	375.00	375.00
William Sims	0.00	0.00	0.00	0.00	695.00	695.00
TOTAL	14,423.25	4,506.50	1,950.00	7,500.00	62,191.06	90,570.81

Page 2

10/19/2017 16:10

Page 1 of 2

Attachment to Schedule 3.13

Open Claims Report-Based on Billing Provider

Cardiac Diagnostic Services

Summary Report: Group By Plan

Posting Date: 01/01/1900 To 12/31/2050 Filed Date: 01/01/1900 To 12/31/2050

Pat ID / Resp	Patient Name / Filed Date / Plan Name	Seq / Posting / Policy/Group Number	Service Date / Phone	Status	Type / Contact	DOB	Insured / Seq Due	Employer / Claim Due
*60 - AARP HEALTH CARE OPTIONS UHC CLAIM D								
*Count(60 - AARP HEALTH CARE OPTIONS UHC CLAIM DIV):				10.24%			$437.74	$437.74
*90 - AETNA								
*Count(90 - AETNA): 7				4.22%			$11,100.00	$11,100.00
*220 - AETNA BETTER HEALTH								
*Count(220 - AETNA BETTER HEALTH): 2				1.20%			$1,375.00	$1,375.00
*431 - ALLIED BENEFIT SYSTEM								
*Count(431 - ALLIED BENEFIT SYSTEM): 1				0.60%			$1,100.00	$1,100.00
*610 - AMHERST MEADOWS								
*Count(610 - AMHERST MEADOWS): 1				0.60%			$1,950.00	$1,950.00
*1 - ANTHEM BC/BS								
*Count(1 - ANTHEM BC/BS): 12				7.23%			$16,988.56	$16,988.56
*219 - AULT PRIMETIME HEALTH PLAN HMO								
*Count(219 - AULT PRIMETIME HEALTH PLAN HMO): 1				0.60%			$1,950.00	$1,950.00
*88 - AULTCARE								
*Count(88 - AULTCARE): 3				1.81%			$5,850.00	$5,850.00
*89 - BUCKEYE COMMUNITY HEALTH PLAN								
*Count(89 - BUCKEYE COMMUNITY HEALTH PLAN): 3				1.81%			$3,090.60	$3,090.60
*19 - CARESOURCE								
*Count(19 - CARESOURCE): 5				3.01%			$6,979.93	$6,979.93
*2 - CGS ADMINISTRATORS,LLC PART B MEDICAR								
*Count(2 - CGS ADMINISTRATORS,LLC PART B MEDICARE): 4				25.30%			$63,125.00	$63,125.00
*140 - CHAMPVA								
*Count(140 - CHAMPVA): 2				1.20%			$1,957.06	$1,957.06
*651 - CIGNA - SAMBA								
*Count(651 - CIGNA - SAMBA): 1				0.60%			$1,950.00	$1,950.00
*352 - CIGNA HEALTH PLAN								
*Count(352 - CIGNA HEALTH PLAN): 1				0.60%			$1,100.00	$1,100.00
*511 - EDWIN SHAW REHAB								
*Count(511 - EDWIN SHAW REHAB): 1				0.60%			$1,950.00	$1,950.00
*41 - EVERCARE								
*Count(41 - EVERCARE): 2				1.20%			$31.56	$2,175.00
*403 - HEALTH SMART BENEFIT ACCEL								
*Count(403 - HEALTH SMART BENEFIT ACCEL): 3				1.81%			$3,081.50	$3,081.50
*284 - HUMANA CHOICE MEDICARE								
*Count(284 - HUMANA CHOICE MEDICARE): 3				1.81%			$3,931.50	$3,931.50
*139 - MCD PARAMOUNT								
*Count(139 - MCD PARAMOUNT): 1				0.60%			$1,950.00	$1,950.00
*4 - MEDICAL MUTUAL								
*Count(4 - MEDICAL MUTUAL): 10				6.02%			$14,157.06	$14,157.06
*44 - MEDICAL MUTUAL OF OHIO								
*Count(44 - MEDICAL MUTUAL OF OHIO): 2				1.20%			$3,050.00	$3,050.00
*378 - MUTUAL HEALTH								
*Count(378 - MUTUAL HEALTH): 1				0.60%			$1,950.00	$1,950.00
*123 - MUTUAL OF OMAHA								
*Count(123 - MUTUAL OF OMAHA): 1				0.60%			$31.50	$31.50
*11 - OH DEPT OF J&FS- 2ND								
*Count(11 - OH DEPT OF J&FS- 2ND): 5				3.01%			$146.68	$146.68
*9 - OHIO DEPT OF JOB & FAMILY SERVICES								
*Count(9 - OHIO DEPT OF JOB & FAMILY SERVICES): 5				3.01%			$3,383.13	$3,383.13
*645 - OHIO LIVING ROCKYNOL								
*Count(645 - OHIO LIVING ROCKYNOL): 1				0.60%			$1,950.00	$1,950.00
*579 - ORRVILLE POINTE								
*Count(579 - ORRVILLE POINTE): 1				0.60%			$125.19	$31.68
*354 - PARAMOUNT								
*Count(354 - PARAMOUNT): 1				0.60%			$1,950.00	$1,950.00

Attachment to Schedule 3.13

10/19/2017 16:10

Open Claims Report-Based on Billing Provider

Page 2 of 2

Cardiac Diagnostic Services

Summary Report: Group By Plan

Posting Date: 01/01/1900 To 12/31/2050 Filed Date: 01/01/1900 To 12/31/2050

Resp	Pat ID / Filed Date	Patient Name / Plan Name	Seq / Policy/Group Number	Posting	Service Date / Phone	Status	Type / Contact	DOB	Insured Employer / Seq Due	Claim Due
	*320 - PARAMOUNT PRESTIGE									
	*Count(320 - PARAMOUNT PRESTIGE): 1					0.60%			$1,100.00	$1,100.00
	*75 - PRIMETIME HEALTH PLAN (AULTMAN)									
	*Count(75 - PRIMETIME HEALTH PLAN (AULTMAN)): 3					1.81%			$5,850.00	$5,850.00
	*7 - RAILROAD MEDICARE SERVICES									
	*Count(7 - RAILROAD MEDICARE SERVICES): 1					0.60%			$1,100.00	$1,100.00
	*48 - SUMMACARE,INC									
	*Count(48 - SUMMACARE,INC): 3					1.81%			$5,850.00	$5,850.00
	*29 - THE HEALTH PLAN									
	*Count(29 - THE HEALTH PLAN): 3					1.81%			$3,931.50	$3,931.50
	*22 - TRICARE									
	*Count(22 - TRICARE): 2					1.20%			$33.22	$33.22
	*213 - TRICARE FOR LIFE									
	*Count(213 - TRICARE FOR LIFE): 2					1.20%			$63.00	$63.00
	*262 - UMR									
	*Count(262 - UMR): 5					3.01%			$5,888.56	$5,888.56
	*12 - UNITED HEALTH CARE									
	*Count(12 - UNITED HEALTH CARE): 1					0.60%			$1,950.00	$1,950.00
	*450 - UNITED HEALTHCARE									
	*Count(450 - UNITED HEALTHCARE): 1					0.60%			$1,950.00	$1,950.00
	*526 - UNITED HEALTHCARE									
	*Count(526 - UNITED HEALTHCARE): 3					1.81%			$3,275.00	$3,275.00
	*357 - UNITED HEALTHCARE COMMUNITY PLAN									
	*Count(357 - UNITED HEALTHCARE COMMUNITY PLAN): 2					1.20%			$3,900.00	$3,900.00
	*6 - UNITED HEALTHCARE AARP MEDICARE COMF									
	*Count(6 - UNITED HEALTHCARE AARP MEDICARE COMPLETI					1.20%			$3,050.00	$3,050.00
	*646 - UNITED HEALTHCARE MCARE ADVANTAGE									
	*Count(646 - UNITED HEALTHCARE MCARE ADVANTAGE): 1					0.60%			$1,950.00	$1,950.00
	*647 - WILSON-McSHANE CORPORATION									
	*Count(647 - WILSON-McSHANE CORPORATION): 1					0.60%			$31.50	$31.50

Report Summary	
Distinct Patient Count:	156
Total Claim Count:	166
Total Sequence Due:	$196,564.79
Total Claim Due:	$198,614.72
Distinct Plan Count:	43

Attachment to Schedule 3.13

CARDIOSTAFF CORPORATION

All Payor Aging (Currently Responsible)

As of October 21, 2017

Payor	0-30	31-60	61-90	91-120	120+	Total
Primary Insurance	190,550.00	34,550.00	20,270.76	19,880.32	157,014.44	423,915.52
Secondary Insurance	0.00	391.90	170.66	196.86	347.57	1,106.99
Patient Remainder	20,205.05	11,468.99	11,733.56	8,798.78	30,062.94	82,269.32
Report Total:	**210,755.05**	**46,410.89**	**32,396.22**	**28,875.96**	**187,424.95**	**507,291.83**

Schedule 3.14

MAJOR CUSTOMERS AND SUPPLIERS

Company

Top 15 Suppliers

FedEx
3875 Airways, Module H3 Department 4634
Memphis, TN 38116

Lynn Medical
50120 Pontiac Trail
Wixom, Michigan 4839

Techmedic International
338 Jericho Turnpike
Syosset, NY 11791

Grande Communications
911 W Anderson Ln #123
Austin, TX 78757

Datrix
340 State Pl
Escondido, CA 92029

Mortara
7865 N 86th St
Milwaukee, WI 53224

City of Austin
P.O. Box 2267
Austin, TX 78783-2267

DMS-Service LLC
Suite 880W
11845 W Olympic Blvd
Los Angeles, CA 90064

Verizon Wireless
Basking Ridge, NJ

Braemar, Inc
1285 Corporate Center Dr #150
Eagan, MN 55121

Vermed
400 Exchange St
Buffalo, NY 14204

Uline
12575 Uline Drive
Pleasant Prairie, WI 53158

Leonhard Lang
PO Box 1951
Inverness, FL 34451

BillFlash
NexTrust, Inc.
1755 Prospector Avenue
Suite 201
Park City, UT 84060-5536

Square Bottle Solutions, LLC
N5895 Mill Rd
Sullivan, WI 53178

Top 15 Customers

SETON HEART INSITUTE
Medical Park Tower
1301 West 38th St.
Suite 400 514 705
Austin, TX 78705

CARDIOVASCULAR ASSOC OF THE SOUTHEAST
3980 Colonnade Pkwy
Birmingham, AL 35243

DUBOIS REGIONAL MEDICAL CENTER
100 Hospital Avenue
DuBois, PA, 15801

WISCONSIN HEART GROUP
16650 W Bluemound Rd # 200
Brookfield, WI 53005

HOUSTON HEART & VASCULAR ASSOC
24040 Highway 59 North
Kingwood, Texas 77339

WATERTOWN REGIONAL MEDICAL CENTER
125 Hospital Drive
Watertown, WI 53098
CHRISTUS ST MICHAELS
2600 St Michael Dr
Texarkana, TX 75503

CHARLES LANZAROTTI
2025 W Oklahoma Ave
Milwaukee, WI 53215

CARDIOVASCULAR ASSOCIATES OF SAN ANTONIO
1200 Brooklyn Ave
San Antonio, TX 78212

ADVANCED CARDIOVASCULAR ASSOCIATES
755 N 11th St P2200
Beaumont, TX 77702

CAPITAL CARDIOVASCULAR SPECIALIST
200 Medical Pkwy
Ste 370
Lakeway, TX 78738

STEPHEN C CAREY ADULT CARDIO
1583 Common St Ste 111
New Braunfels, TX 78130

INTEGRATED MAGNETIC IMAGING
7094 University Ct
Montgomery, AL 36117

NEVADA REGIONAL MEDICAL CENTER
800 S Ash St
Nevada, MO 64772

UT HEALTH – SAN ANTONIO
CHILDREN'S HEART NETWORK

1901 Babcock Rd., Suite 301
San Antonio, TX 78229

CDS

Top 15 Suppliers

A T & T IP Services
PO Box 5019
Carol Stream, IL 60197-5019

AT&T Mobility-CC
PO Box 5085
Carol Stream, IL 60197

Bodnar Printing
3480 Colorado Ave
Lorain, OH 44052

EME Company
38054 Reulet Oaks Dr
Prairieville, La 70769

Endicia
278 Castro St
Mountain View, CA 94041-1204

F.H. Medical Services, Inc.
PO Box 1962
Fairhope, AL 36533

French Creek Medical, LLC
3450 Long Road
Avon, Ohio 44011

Excel Medical
501 W. Flint St #E
Davison, MI 48423

Lynn Medical
Dept. 77045
P.O. Box 77000
Detroit, MI 48277-0045

Level7 LLC
4807 Rockside Rd Suite 700
Independence, OH 44131

MERITECH, INC.
4577 Hinckley Industrial Pkwy
Cleveland, OH 44109-6009

Neofunds By Neopost
PO Box 30193
Tampa, FL 33630-3193

W. B. MASON CO., INC.
PO BOX 981101
BOSTON, MA 02298-1101

<u>CDS Top 15 Customers</u>
University Hospital Cleveland Medical Center
11100 Euclid Avenue, 1800 Mather Pavilion, Cleveland, OH 44106

MetroHealth System
2500 MetroHealth Dr., Cleveland, OH 44109

Akron General Medical Center
400 Wabash Ave., Akron, OH 44307

St. Johns Medical Center
29325 Health Campus Dr., Westlake, OH 44145

North Ohio Heart
125 Broad Street, Ste. 305, Elyria, OH 44035

Bellevue Hospital
1400 West Main Street, Bellevue, OH. 44811

Akron General Health & Wellness
4125 Medina Road, Ste. 220, Akron, OH 44333

Summa Health
Akron City – 95 Arch, Akron, OH. 44304
Barberton – 155 5th Street NE, Barberton, OH. 44203
Wadsworth – 195 Wadsworth Road, Wadsworth, OH 442

University of Toledo/ Perrysburg/Wauseon
Perrysburg – 28442 E. River Road, Ste. 110, Perrysburg, OH. 43551-2795

Wauseion – 725 S. Shoop Avenue, Ste. 103, Wauseon, OH. 43567-1702

Stark Medical
323 Marion Avenue NW, Ste. 200, Massillon, OH. 44646-3639

Cardiovascular Medicine
7255 Old Oak Blvd., C208, Middleburgh Hts., OH. 44130

Community Hospital & Wellness
433 W. High Street, Bryan, OH. 43506

Advanced Cardiology Associates
100 Seventh Avenue, Ste. 222, Chardon, OH. 44024

UH Samaritan Medical Center
1025 Center Street, Ashland, OH. 44805

Southpointe – Dr. Kalus
4200 Warrensville Center Road, Ste. 403, Cleveland, OH. 44122

Schedule 3.15

INSURANCE

Company

- Custom Insurance Policy issued by the Travelers Indemnity Company of America (Policy #680-7J150112-17-42)
- Professional Liability insurance policy renewal issued by Admiral Insurance Company dated October 5, 2017 (Policy #EO000009630-09)

Schedule 3.19(c)

EMPLOYEES

Company Employees

Employee Last Name and Suffix	Employee First Name	Employee MI	Employee ID	Date of Hire	Pay
Abrams	Kyle	T	54	12/22/2015	16.00
Alam	Nazmun		55	9/21/2016	20.25
Cantu	Roy	A	26	7/1/2004	48000.00
Garcia	Judy	A	2	4/15/2006	16,04
Garcia	Ricardo	F	5	10/1/2005	18.79
Gorecki	Mary	D	27	4/1/2013	48000.00
Imhoff	Laura	L	60	4/28/2017	14.00
Lohman	Timothy	L	28	10/1/2008	60000.00
Miller	Lawrie	A	22	9/19/2011	17.50
Morse	Shawn	P	23	10/1/2010	15.00
O Neill	Geneen	F	15	3/21/2011	13.75
Patel	Nimisha		58	4/20/2017	15.00
Pedulla	Jamie	M	53	6/20/2015	19.00
Pham	Thi Thuong		16	3/2/2010	12.29
Reynolds	Jennifer	G	31	7/1/2009	21600.00
Saenz	Hector	D	9	11/19/2012	18.00
Scarmardo	Lori	A	14	12/13/2010	17.64
Schantner	Lori	L	24	10/8/2010	18.00
Wendland	Rebecca	A	42	3/10/2014	13.00
Wendland	Susan	J	29	10/1/2008	60000.00
Williams	Karla	A	48	12/8/2014	13.00

CDS Employees

		CDS Staff Breakdown	
Executive		**Health Ins.**	**Salary**
Ron Ciocca - President		100%	$66,000

Administrative & Billing Staff	**Status**	**Hours**	**Salary/hourly**
Joan Ciocca - Office Manager/Billing	F/T	40	$35,360 (salaried)
Donna Glotz - Billing Manager	F/T	37.5	$10.50 (hourly)

Clinical Operations Management	**Status**	**Hours**	**Salary**
Ashley Bates - Director of Clinical Ops	F/T	40	$41,600
Roy Yarris - Clinical Manager Technical Svs.	F/T	40	$45,000
Technicians	**Shift**	**Hours**	**Hourly**
Christa Bonovich	First	32	$16.00
Rebecca M. Ilko (Becca)	First	40	$14.50
Alison Tawney	Second	40	$13.00
Robert E. Jindra	Second	24	$13.00
John Fleeman - PRN	Second	11	$15.50
April Kraus	Third	24	$15.00
Andrew J. Devalve	Third	40	$15.50
Heather Schott - weekends	PRN	16/mo	$16.50

Clinical Managers Ashley and Roy also function as EKG Technicians

Schedule 3.20

EMPLOYEE BENEFIT PLANS

Company Employee Benefit Plans

Health insurance (Policy #06S0590 and 06S0851)

Vacation and sick days

401(k)

CDS Employee Benefit Plans

- Health Insurance Through COSE – CDS pays 25% of the cost – See Attached
- Vacation & Sick Day Benefits – See Attached

Attachment to Schedule 3.20

E13 PAGE 1

MEDICAL MUTUAL cose

GROUP NUMBER	DUE DATE	BILLING DATE	COVERAGE PERIOD
694693-100	10/01/17	09/12/17	10/01/17 TO 11/01/17

For Information call: (419) 473-7283

Refer to Invoice # 019546877-2

CARDIAC DIAGNOSTIC SERVICES, INC.
JOAN CIOCCA
4807 ROCKSIDE RD
SUITE 610
INDEPENDENCE, OH, 44131-2192

MAKE CHECK PAYABLE AND RETURN A COPY OF THIS INVOICE WITH YOUR REMITTANCE TO: COSE/Medical Mutual
P. O. Box 951922
Cleveland, Ohio 44193

Changes and cancellations from prior months are shown as adjustments in the first section of this statement. To assure correct billing, please submit new employee applications promptly to:

Medical Mutual
Attn: Membership Dept., cc:6200
2060 East Ninth Street
Cleveland, Ohio 44115-1355

Cancellations may be identified by crossing names off the statement. Kindly show the reason for cancellation with the appropriate code and date in the remarks column.

LE Left Employment
RC Request Cancel
D Deceased

CLOCK NO.	SECTION	NAME	REF. NO.	MEDICAL	DRUG	DENTAL	MEDICARE	CONTRACT TYPE	AMOUNTS DUE	REMARKS
		PREVIOUS BALANCE							2533.36	INCLUDES LATE FEE OF $78.00
		CURRENTLY ENROLLED								
	003	BATES, ASHLEY M	523538947987			X		TC	60.61	
	003	CIOCCA, JOAN E	908855013597			X		S	34.36	
	006	CIOCCA, JOAN E	908855013597		X		X	M	546.33	ADDED 10/01/2017
	003	CIOCCA, RONALD P	951314595879			X		S	34.36	
	006	CIOCCA, RONALD P	951314595879		X		X	M	546.33	
	002	ILKO, REBECCA M	513339866806	X	X			S	541.01	
	003	ILKO, REBECCA M	513339866806			X		S	34.36	
		CURRENT PREMIUM TOTAL						****	1797.36	****
		FEDERALLY MANDATED FEES FOR THIS BILLING PERIOD ARE DISPLAYED BELOW:								
		MARKET SHARE	.00							
		PUBLIC EXCHANGE	.00							
		PCORI	.60							
		REINSURANCE	.00							
		RISK ADJUSTMENT	.00							
		TOTAL FEDERAL FEES	.60							

S-4 M-2 TC-1

PREVIOUS BALANCE	2,533.36	CURRENT PREMIUM	1,797.36	PLEASE PAY THIS AMOUNT	4,330.72
TOTAL ADJUSTMENTS	.00	OTHER FEES	.00	AMOUNT REMITTED	

CMS29L 3/25/16

MEDICAL MUTUAL

cose
council of smaller enterprises

Attachment to Schedule 3.20

CARDIAC DIAGNOSTIC SERVICES, INC.
Group Number : 694693
Renewal Date : 03/01/2017
Proposal Number : 1199198
Channel : COSE

YOUR PLAN OVERVIEW

Here's an overview of the benefits proposed for your renewal. No action is needed to accept this coverage. You will renew automatically unless you notify your agent that you want to make a change.

Current Plans

Plan Name	Benefit Period Deductible	Coinsurance (member liability)	Emergency Room Copay	Grandfathered Plan	Maximum Out of Pocket Including Deductible	Office Visit Copay	Prescription Drugs	Specialist Copay	Urgent Care Copay
C/O 500/1000 Embedded Rx Option 2	$500/$1,000	20%	$150	Y	$1,750/$3,500	$15	Retail: $10/$20/$40 Mail: $30/$60/$120, Generic Incentive, Mail Incentive	$15	$35
500/1000 Embedded Rx Option 2	$500/$1,000	20%	$150	Y	$1,750/$3,500	$15	Retail: $10/$20/$40 Mail: $30/$60/$120, Generic Incentive, Mail Incentive	$15	$35

Renewal Plans

Plan Name	Benefit Period Deductible	Coinsurance (member liability)	Emergency Room Copay	Grandfathered Plan	Maximum Out of Pocket Including Deductible	Office Visit Copay	Prescription Drugs	Specialist Copay	Urgent Care Copay
C/O 500/1000 Embedded Rx Option 2	$500/$1,000	20%	$150	Y	$1,750/$3,500	$15	Retail: $10/$20/$40 Mail: $30/$60/$120, Generic Incentive, Mail Incentive	$15	$35
500/1000 Embedded Rx Option 2	$500/$1,000	20%	$150	Y	$1,750/$3,500	$15	Retail: $10/$20/$40 Mail: $30/$60/$120, Generic Incentive, Mail Incentive	$15	$35

Total Current Premium: $2,383.32 (includes ancillary products)
Total Renewing Premium: $2,455.36 (includes ancillary products)
Percent Change: 3.02%

2 of 17

Attachment to Schedule 3.20

CDS may conduct unannounced inspections for drug and/or alcohol in the workplace. Inspections of employees and their personal property (e.g., purses, briefcases, lockers etc., located on company property) may be conducted when there is any suspicion that an employee is in violation of this policy.

Parking Facilities

Employees may park in areas of the parking lot designated for them. Space is available on a first-come, first-served basis only. The facility is not responsible for any damage to or loss or theft of any vehicle parked on company premises.

Solicitation

Solicitation of employees by other employees during working hours for any purpose is prohibited.

Smoking

CDS is a completely "smoke-free" facility inside all buildings. Employees are permitted to smoke outside the buildings **IN THE DESIGNATED AREA ONLY**. Anyone found smoking inside the buildings or in an unauthorized area will be subject to fines and appropriate disciplinary action, up to and including termination.

Employee Benefits

Regular Full-Time Employees

A regular full-time employee is an employee who has completed his or her introductory period and is regularly scheduled to work in excess of (40) hours per week. Unless stated otherwise, all the benefits provided to employees are for regular full-time employees only. This includes vacation, holiday pay, health insurance and other benefits coverage.

Regular Part-Time Employees

Any employee who works less than a full-work week ([___] hours per week) is considered a part-time employee. Part-time employees are not eligible for any company benefits unless specified otherwise in this handbook or in the benefit plan summaries.

Employees should check the appropriate benefit plan documents to determine whether eligible for pro-rated or full-time benefits.

Holidays

Full-time, salaried employees are entitled to 8 hours of holiday pay for each of the following holidays observed by the Company:

Christmas Day	Fourth of July
New Years Day	Labor Day
Memorial Day	Thanksgiving

Insurance Plans

CDS currently offers group medical and hospitalization to all eligible employees. CDS currently pays a share of the cost for eligible employees' insurance.

Property of Cardiac Diagnostic Services, Inc. All Rights Reserved. 9

Attachment to Schedule 3.20

Information regarding the plans you may be eligible for can be found in the Business Office. Actual plan documents govern entitlements. If you have any questions regarding eligibility, coverage, or cost please ask the Business Office. CDS complies with the requirements of the Federal government as it relates to COBRA.

Vacation/Benefit Days

Paid vacation days/sick leave days are provided to full-time, salaried employees in recognition of their continuous service. The date on which a full-time, salaried employee begins employment begins the first full year of employment for calculation of vacation days/sick leave days. Although the accumulation of your vacation days/sick leave days begins on the first day of your employment, you must be employed for a consecutive period of 6 months or more before you are eligible to use or draw upon the hours accumulated as vacation days/sick leave days.

Full-time and salaried employees will accumulate vacation/benefit hours each month according to the following schedule:

LENGTH OF SERVICE	VACATION DAYS	SICK DAYS
0-6 months	0 days/year	0 days
6-12 months	5 days/year	3 days
1 year thru 5 years	10 days/year	3 days
6 years thru 10 years	15 days/year	3 days
11 years plus	20 days/year	3 days

The above plan applies to salaried and full-time hourly employees, but not commissioned only sales consultants and/or part-time employees.

The CDS does not recognize any "comp time."

All employees must turn in vacation request to supervisor for approval. In most cases, no more than one employee in the same department will be allowed off at the same time. Vacation time is limited to 6 consecutive business days (including Saturday) unless approved by management. All vacation requests longer than one day must be submitted two weeks in advance. Vacation requests will be considered on first come first serve basis.

The hours are to be set by your immediate supervisor.

If you resign from CDS and leave without giving the Company at least two weeks notice, you will forfeit any unused vacation days.

Vacation/sick leave days are looked at on an annual anniversary year basis. Any unused days left at the end of the anniversary year will not be allowed to carry over (use it or lose it).

Employees that go beyond the allowed number of sick leave days must present a doctors note to their supervisor in order for the missed time to be considered by CDS management as a paid absence. The employee has the option of applying their additional sick days against unused vacation days.

CDS will not pay wages for vacation/sick leave days in lieu of actually taking the time off.

Break Periods

All employees who work at least eight hours are entitled to two paid 15-minute rest periods ("breaks") as scheduled by their immediate Supervisor.

Rest period time is calculated from the time an employee stops performing assigned tasks until the time he/she resumes them. Rest periods may not be added to lunch time or accumulated for later use. Food and beverages are to be consumed on breaks and in the employee break room or other designated areas only.

Property of Cardiac Diagnostic Services, Inc. All Rights Reserved. 10

Attachment to Schedule 3.21

Payment Details

Page 2 of 4

Credit Amount :
33,868.84 USD

Effective Date :
10/23/2017

Transaction Date :
10/23/2017

Audit

View Full Payment History

Entered on:
10/23/2017 03:02 PM

Org ID :
432034625

User ID :
SWENDLAND

User Name :
Sue Wendland SYS

Approved 1 on:
10/23/2017 03:03 PM

Org ID :
432034625

User ID :
SWENDLAND

User Name :
Sue Wendland SYS

BankReceived on:
10/23/2017 03:06 PM

First Confirmation Number :
171023007856

BankConfirmed on:
10/23/2017 03:07 PM

Settlement Reference :
IMAD: 1023F2QCZ00C002324 Ref: 20171023

Payment Details **Attachment to Schedule 3.21** Page 1 of 4

REGIONS

October 23 2017, 3:59:58 pm

Debit Account

Account Number :
8457030916 - Cardiostaff Corporation

Account Name :
Cardiostaff Corporation

Client Account Name :
Cardiostaff Corporation

Customer Reference :
97152890000000

Beneficiary Information

Name :
Travis County

Beneficiary Bank Information

Account Type :
ABA

Bank Code Look-up

Bank Code :
021000021

Bank Name :
JPMORGAN CHASE BANK, NA

Beneficiary Bank Address 3 :
NEW YORK

State :
NY

Account Number :
1826013417

Amount & Dates